The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Filed pursuant to Rule 497
Registration Statement No. 333-151930

SUBJECT TO COMPLETION, DATED FEBRUARY 7, 2011

PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated August 12, 2010)

2,500,000 Shares

Common Stock

Triangle Capital Corporation is organized as an internally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are offering 2,500,000 shares of our common stock.

Our common stock is listed on the New York Stock Exchange under the symbol “TCAP.” The last reported sale price on February 4, 2011 was $20.51 per share. Our net asset value per share was $11.99 as of September 30, 2010.

Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone by calling collect at (919) 719-4770, or on our website at www.tcap.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in our common stock is speculative and involves numerous risks, including the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 14 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if either this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$	$
Underwriting discount (4.75)%	$	$
Proceeds to us before expenses(1)	$	$

(1)	Before deducting estimated expenses payable by us of approximately $230,000.

The underwriters have the option to purchase up to an additional 375,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $     , and the total underwriting discount (4.75%) will be $     . The proceeds to us would be $     , before deducting estimated expenses payable by us of $230,000.

The underwriters expect to deliver the shares on or about February   , 2011.

Morgan Keegan

Baird	BB&T Capital Markets
A Division of Scott & Stringfellow, LLC

Janney Montgomery Scott        JMP Securities

The date of this prospectus supplement is February   , 2011.

PROSPECTUS SUPPLEMENT
Prospectus Summary	S-1
Fees and Expenses	S-6
Special Note Regarding Forward-Looking Statements	S-7
Use of Proceeds	S-8
Capitalization	S-8
Price Range of Common Stock and Distributions	S-9
Selected Consolidated Financial and Other Data	S-11
Management’s Discussion and Analysis of Financial Condition and Results of Operations	S-13
Compensation of Directors and Executive Officers	S-26
Additional Material U.S. Federal Income Tax Considerations	S-40
Underwriting	S-41
Legal Matters	S-44
Independent Registered Public Accounting Firm	S-44
Available Information	S-44
Index to Financial Statements	F-1

PROSPECTUS
Prospectus Summary	1
Fees and Expenses	10
Selected Consolidated Financial and Other Data	11
Selected Quarterly Financial Data	13
Risk Factors	14
Special Note Regarding Forward-Looking Statements	33
Formation Transactions	34
Business Development Company and Regulated Investment Company Elections	34
Use of Proceeds	36
Price Range of Common Stock and Distributions	36
Selected Consolidated Financial and Other Data	38
Management’s Discussion and Analysis of Financial Condition and Results of Operations	41
Senior Securities	59
Business	60
Portfolio Companies	70
Management	78
Compensation of Directors and Executive Officers	86
Certain Relationships and Transactions	101
Control Persons and Principal Stockholders	103
Sales of Common Stock Below Net Asset Value	104
Dividend Reinvestment Plan	109
Description of Our Securities	110
Material U.S. Federal Income Tax Considerations	116
Regulation	125
Plan of Distribution	130
Custodian, Transfer and Dividend Paying Agent and Registrar	131
Brokerage Allocation and Other Practices	131
Legal Matters	132
Independent Registered Public Accounting Firm	132
Available Information	132

ABOUT THIS PROSPECTUS

This document is in two parts. The first part is the prospectus supplement, which describes the specific terms of the common stock we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the common stock which we may offer from time to time, some of which may not apply to the common stock offered by this prospectus supplement. For information about our common stock, see “Description of Our Securities” in the accompanying prospectus.

If information varies between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. The information contained or incorporated by reference in this prospectus supplement supersedes any inconsistent information included or incorporated by reference in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Unless we have indicated otherwise, all information in this prospectus supplement assumes that the underwriters do not exercise their option to purchase additional shares from us to cover any over-allotments. Unless we have indicated otherwise, or the context otherwise requires, references in this prospectus supplement to “$” or “dollar” are to the lawful currency of the United States.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS AND ANY DOCUMENTS INCORPORATED BY REFERENCE IS ACCURATE ONLY AS OF THE RESPECTIVE DATES OF SUCH INFORMATION, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SHARES OF COMMON STOCK. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Available Information” and the financial statements contained elsewhere in this prospectus supplement and the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described in the accompanying prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, is a wholly owned subsidiary of Triangle Capital Corporation that is licensed by the SBA to operate as an SBIC. Unless otherwise noted in this prospectus supplement or the accompanying prospectus, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, currently existing, and the term “SBIC subsidiaries” refers collectively to Triangle SBIC and Triangle SBIC II.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company generally has annual revenues between $20.0 and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We intend to continue to make investments through our two wholly owned SBIC subsidiaries and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, in order to enhance returns to our stockholders. As of September 30, 2010, we had investments in 41 portfolio companies, with an aggregate cost of $247.2 million.

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in-depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue ten-year, fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, which allows us to finance our operations on more favorable terms than other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Recent Developments

In October 2010, we invested $10.8 million in subordinated debt and warrants of Infrastructure Corporation of America. Infrastructure Corporation of America maintains public transportation infrastructure, including roadways, bridges, toll ways, rest areas and welcome centers. Under the terms of the investment, Infrastructure Corporation of America will pay interest on the subordinated debt at a rate of 13% per annum.

In October 2010, we invested $6.0 million in subordinated debt of McKenzie Sports Products, LLC, a designer and manufacturer of taxidermy forms and supplies used to mount hunting and fishing trophies. Under the terms of the investment, McKenzie Sports Products, LLC will pay interest on the subordinated debt at a rate of 14% per annum.

In October 2010, in connection with a restructuring of Waste Recyclers Holdings, LLC, or Waste Recyclers, we exchanged subordinated notes in Waste Recyclers with a cost of approximately $11.2 million for Preferred Units in Waste Recyclers with a fair value of approximately $3.8 million. In connection with this restructuring, we recognized a net realized loss of approximately $7.4 million related to the exchange.

In November 2010, we invested $10.0 million in subordinated debt and equity of Ann’s House of Nuts, Inc., a manufacturer and marketer of trail mixes. Under the terms of the investment, Ann’s House of Nuts, Inc. will pay interest on the subordinated debt at a rate of 13% per annum.

In November 2010, we invested $10.6 million in subordinated debt and equity of Top Knobs USA, Inc., a manufacturer of decorative hardware for the professional market. Under the terms of the investment, Top Knobs USA, Inc. will pay interest on the subordinated debt at a rate of 16.5% per annum.

In December 2010, we invested $15.7 million in subordinated debt and equity of Plantation Products, Inc., a provider of packaged vegetable, wildflower and lawn seeds. Under the terms of the investment, Plantation Products, Inc. will pay interest on the subordinated debt at a rate of 17.5% per annum.

In December 2010, we invested $9.0 million in subordinated debt and warrants of SRC, a provider of specialty chemicals. Under the terms of the investment, SRC will pay interest on the subordinated debt at a rate of 14% per annum.

In December 2010, we invested $9.0 million in subordinated debt and warrants of Capital Contractors, Inc., a provider of outsourced janitorial, repair and facilities maintenance services. Under the terms of the investment, Capital Contractors, Inc. will pay interest on the subordinated debt at a rate of 14% per annum.

In December 2010, we transferred our listing of common stock to the New York Stock Exchange under our current ticker symbol “TCAP.” As a result of our transfer, we voluntarily ceased trading on the Nasdaq Global Select Market.

The Offering

Common stock offered by us	2,500,000 shares

Common stock outstanding prior to this offering	15,058,090 shares

Common stock to be outstanding after this offering(1)	17,558,090 shares

Over-allotment option	375,000 shares

Use of proceeds	The net proceeds from this offering (without exercise of the over-allotment option and before deducting estimated expenses payable by us of approximately $230,000) will be $ .

We intend to use the net proceeds from selling our common stock to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.

Dividends and distributions	Our dividends and other distributions, if any, are determined and declared by our Board of Directors from time to time. On December 1, 2010, our Board of Directors declared a quarterly dividend of $0.42 per share which was paid on December 29, 2010. Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our Regulated Investment Company, or RIC, status, compliance with applicable BDC regulations, our compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We typically pay quarterly dividends and may pay other distributions to our stockholders out of assets legally available for distribution.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Risk factors	See the “Risk Factors” section beginning on page 14 of the accompanying prospectus.

New York Stock Exchange symbol	“TCAP”

(1)	The number of shares of common stock to be outstanding after this offering is based on 15,058,090 shares outstanding as of February 7, 2011 and, unless we indicate otherwise, excludes (i) 387,491 shares of common stock reserved for issuance under our equity incentive plan, and (ii) 375,000 shares of common stock that the underwriters have an option to purchase pursuant to their over-allotment option.

FEES AND EXPENSES

The following table is intended to assist you in understanding our and our SBIC subsidiaries’ consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	4.75	%(1)
Offering expenses (as a percentage of offering price)	0.45	%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	5.20%
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	5.63	%(4)
Other expenses	5.30	%(5)

Total annual expenses	10.93	%(6)

(1)	The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Based on the public offering of price of $20.51, which was the last reported sales price of our common stock on the New York Stock Exchange on February 4, 2011. The offering expenses of this offering are estimated to be approximately $230,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be 0.39%.

(3)	The expenses of administering our dividend reinvestment plan are included in “Other expenses.”

(4)	Represents estimated interest payments on borrowed funds for 2010.

(5)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(6)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 5.21% of average total assets.

Example

The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.75% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$160	$363	$542	$902

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth elsewhere in this prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement.

USE OF PROCEEDS

The net proceeds from the sale of 2,500,000 shares of our common stock in this offering are estimated to be $48,609,438 ($55,935,353 if the underwriters exercise their over-allotment option in full), assuming a public offering price of $20.51 per share (based on the last reported sales price of our common stock on the New York Stock Exchange on February 4, 2011), and after deducting underwriting discounts of $2,435,563 (or $2,800,897 if the underwriters exercise their over-allotment option in full) and estimated offering expenses of approximately $230,000 payable by us. We may change the size of this offering based on demand and market conditions. A $1.00 increase (decrease) in the assumed offering price per share would increase (decrease) net proceeds to us from this offering by $2,381,250, assuming the number of shares offered by us as set forth on the cover page of this prospectus supplement remains the same, after deducting the underwriting discounts and estimated offering expenses payable by us.

We intend to use the net proceeds of this offering to invest in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. Pending such use, we will invest the net proceeds of this offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments” in the accompanying prospectus.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis as of September 30, 2010; and

•	on an as-adjusted basis giving effect to the sale of 2,500,000 shares of our common stock in this offering at the public offering price of $20.51 per share (based on the last reported sales price of our common stock on the New York Stock Exchange on February 4, 2011), less estimated underwriting discounts and offering expenses payable by us.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of September 30, 2010 (1)
		As-adjusted for
	Actual	this Offering
	(Unaudited)

Cash and cash equivalents	$74,087,213	$122,696,651
Borrowings (SBA-guaranteed debentures payable)	139,021,466	139,021,466
Stockholders’ equity:
Common stock, par value $0.001 per share; 150,000,000 shares authorized, 14,885,134 shares outstanding, actual; 17,385,134 shares outstanding, as adjusted	14,885	17,385
Additional paid-in capital	182,663,381	231,270,319
Investment income in excess of distributions	195,415	195,415
Accumulated realized gains on investments	2,347,198	2,347,198
Net unrealized depreciation of investments	(6,792,058)	(6,792,058)

Total stockholders’ equity	178,428,821	227,038,259
Total capitalization	$317,450,287	$366,059,725

(1)	This table does not reflect the $71.4 million in SBA guaranteed debentures issued by us subsequent to September 30, 2010.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market or the New York Stock Exchange, as applicable, the sales price as a percentage of our net asset value, or NAV, and the distributions declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

				Premium/Discount	Premium/Discount	Cash
		Price Range		of High Sales	of Low Sales Price	Distributions
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	per Share(3)

Year ended December 31, 2008
First Quarter	$13.85	$13.40	$10.50	97%	76%	$—
Second Quarter	$13.73	$12.25	$10.81	89%	79%	$0.31
Third Quarter	$13.76	$13.75	$9.91	100%	72%	$0.35
Fourth Quarter	$13.22	$13.18	$4.00	100%	30%	$0.78
Year ended December 31, 2009
First Quarter	$12.46	$12.92	$5.21	104%	42%	$0.45 (4)
Second Quarter	$11.31	$12.38	$7.50	109%	66%	$0.40
Third Quarter	$10.60	$12.77	$10.26	120%	97%	$0.41
Fourth Quarter	$11.03	$13.28	$10.95	120%	99%	$0.41
Year ended December 31, 2010
First Quarter	$10.87	$14.53	$11.45	134%	105%	$0.41
Second Quarter	$11.08	$16.38	$12.16	148%	110%	$0.41
Third Quarter	$11.99	$16.81	$14.06	140%	117%	$0.41
Fourth Quarter	*	$20.97	$15.90	*	*	$0.42
Year ended December 31, 2011
First Quarter (through February 4, 2011)	*	$20.84	$18.26	*	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

(4)	Includes a capital gains distribution of $0.05 per share declared on February 1, 2009.

*	Not determinable at the time of filing.

The last reported price for our common stock on February 4, 2011 was $20.51 per share. As of February 4, 2011, we had 62 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.

We have paid and intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors. We have elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gain, to the extent that such taxable income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.2% of our net capital gain for the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The table below sets forth each class of our outstanding securities as of September 30, 2010:

		(c)	(d)
		Amount	Amount
		Held by	Outstanding
		Registrant	Exclusive of
(a)	(b)	or for its	Amount Shown
Title of Class	Amount Authorized	Account	Under(c)

Common stock	150,000,000	—	14,885,134
SBA-guaranteed debentures(1)	$225,000,000 (2)	—	$139,021,466 (3)

(1)	For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” in the accompanying prospectus.

(2)	As of September 30, 2010, Triangle SBIC had issued $127.7 million of SBA guaranteed debentures and has the capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of September 30, 2010, Triangle SBIC II had issued $12.3 million of SBA guaranteed debentures, has a leverage commitment from the SBA to issue up to $53.4 million and has the capacity to issue up to the statutory maximum of $75.0 million, subject to SBA approval.

(3)	Does not reflect the $71.4 million in SBA guaranteed debentures issued by us subsequent to September 30, 2010.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2005, 2006, 2007, 2008 and 2009 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information for the nine months ended September 30, 2010 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the nine months ended September 30, 2010 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2010 or 2011. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included in this prospectus supplement and accompanying prospectus.

						Nine
						Months
						Ended
	Year Ended December 31,					September 30,
	2005	2006	2007	2008	2009	2010
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$5,855	$6,443	$10,912	$21,056	$27,149	$25,359
Interest income from cash and cash equivalent investments	108	280	1,824	303	613	207

Total investment income	5,963	6,723	12,736	21,359	27,762	25,566
Expenses:
Interest expense	1,543	1,834	2,073	4,228	6,901	5,442
Amortization of deferred financing fees	90	100	113	255	363	665
Management fees	1,574	1,589	233	—	—	—
General and administrative expenses	58	115	3,894	6,254	6,449	5,494

Total expenses	3,265	3,638	6,313	10,737	13,713	11,601

Net investment income	2,698	3,085	6,423	10,622	14,049	13,965
Net realized gain (loss) on investments — non-control/non-affiliate	(3,500)	6,027	(760)	(1,393)	448	(1,623)
Net realized gain on investments — affiliate	—	—	141	—	—	3,522
Net realized gain on investments — control	—	—	—	2,829	—	—
Net unrealized appreciation (depreciation) of investments	3,975	(415)	3,061	(4,286)	(10,310)	2,408

Total net gain (loss) on investments	475	5,612	2,442	(2,850)	(9,862)	4,307
Provision for income taxes	—	—	(52)	(133)	(150)	(72)

Net increase in net assets resulting from operations	$3,173	$8,697	$8,813	$7,639	$4,037	$18,200

Net investment income per share — basic and diluted	N/A	N/A	$0.95	$1.54	$1.63	$1.16
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	$1.31	$1.11	$0.47	$1.51
Net asset value per common share	N/A	N/A	$13.74	$13.22	$11.03	$11.99
Dividends declared per common share	N/A	N/A	$0.98	$1.44	$1.62	$1.23
Capital gains distributions declared per common share	N/A	N/A	$—	$—	$0.05	$—

						Nine
						Months
						Ended
	Year Ended December 31,					September 30,
	2005	2006	2007	2008	2009	2010
	(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$36,617	$54,247	$113,037	$182,105	$201,318	$240,578
Cash and cash equivalents	6,067	2,556	21,788	27,193	55,200	74,087
Interest and fees receivable	50	135	305	680	677	604
Prepaid expenses and other current assets	—	—	47	95	287	240
Deferred offering costs	—	1,021	—	—	—	—
Property and equipment, net	—	—	34	48	29	46
Deferred financing fees	1,085	985	999	3,546	3,540	4,356

Total assets	$43,819	$58,944	$136,210	$213,667	$261,051	$319,911

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$13	$825	$1,144	$1,609	$2,222	$1,628
Interest payable	566	606	699	1,882	2,334	524
Distribution/dividends payable	—	532	2,041	2,767	4,775	—
Income taxes payable	—	—	52	30	59	50
Deferred revenue	75	25	31	—	75	48
Deferred income taxes	—	—	1,760	844	577	211
SBA-guaranteed debentures payable	31,800	31,800	37,010	115,110	121,910	139,021

Total liabilities	32,454	33,788	42,737	122,242	131,952	141,482
Total partners’ capital/shareholders’ equity	11,365	25,156	93,473	91,425	129,099	178,429

Total liabilities and partners’ capital/net assets	$43,819	$58,944	$136,210	$213,667	$261,051	$319,911

Other data:
Weighted average yield on investments	14.2%	13.3%	12.6%	13.2%	13.5%	13.7%
Number of portfolio companies	12	19	26	34	37	41
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	21.3%	8.3%	4.4%	6.6%	6.6%	5.5%
Interest expense and deferred financing fees	21.4	9.5	2.4	4.7	7.4	6.1

Total expenses	42.7%	17.8%	6.8%	11.3%	14.0%	11.6%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Special Note Regarding Forward-Looking Statements” in this prospectus supplement and “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined and consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus.

The following discussion is designed to provide a better understanding of our unaudited consolidated financial statements for the nine months ended September 30, 2010, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. The following discussion should be read in conjunction with the unaudited financial statements and the notes thereto included elsewhere in this prospectus supplement, and the audited financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2009 contained in the accompanying prospectus. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.

Overview of Our Business

We are a Maryland corporation which has elected to be treated and operates as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our wholly owned subsidiaries, Triangle Mezzanine Fund LLLP, or the Fund, and Triangle Mezzanine Fund II LP, or Fund II, are licensed as small business investment companies, or SBICs, by the United States Small Business Administration, or SBA. In addition, the Fund has also elected to be treated as a BDC under the 1940 Act. We, the Fund and Fund II invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States.

Our business is to provide capital to lower middle market companies in the United States. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $20.0 million.

We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests. Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we partner with other funds to provide larger financing commitments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 12.0% and 17.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind, or PIK, interest, that is not paid currently but is instead accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of September 30, 2010, and December 31, 2009, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including PIK interest) was approximately 15.1% and 14.7%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.7% and 13.5% as of September 30, 2010 and December 31, 2009, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 12.1% and 12.5% as of September 30, 2010 and December 31, 2009, respectively.

The Fund and Fund II are eligible to sell debentures guaranteed by the SBA in the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate the Fund and Fund II as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.

Portfolio Composition

The total value of our investment portfolio was $240.6 million as of September 30, 2010, as compared to $201.3 million as of December 31, 2009. As of September 30, 2010, we had investments in 41 portfolio companies with an aggregate cost of $247.2 million. As of December 31, 2009, we had investments in 37 portfolio companies with an aggregate cost of $209.9 million. As of both September 30, 2010 and December 31, 2009, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.

As of September 30, 2010 and December 31, 2009, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
September 30, 2010:	Cost	Total Portfolio	Fair Value	Total Portfolio

Subordinated debt, Unitranche and 2nd lien notes	$213,445,647	86%	$197,646,525	82%
Senior debt	8,846,756	4	7,910,691	3
Equity shares	20,136,497	8	27,126,983	11
Equity warrants	3,855,974	2	6,525,000	3
Royalty rights	874,400	–	1,369,200	1

	$247,159,274	100%	$240,578,399	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	–	949,300	–

	$209,941,090	100%	$201,317,970	100%

Investment Activity

During the nine months ended September 30, 2010, we made nine new investments totaling approximately $69.7 million, eight additional debt investments in existing portfolio companies totaling approximately $17.8 million and five additional equity investments in existing portfolio companies totaling approximately $0.7 million. In addition, we sold three equity investments in portfolio companies for total proceeds of approximately $5.4 million, resulting in realized gains totaling approximately $4.0 million, and converted a subordinated debt investment in one portfolio company to equity, resulting in a realized loss of approximately $3.0 million. We also sold a convertible note investment in a portfolio company for proceeds of approximately $2.3 million, resulting in a realized gain of approximately $0.9 million. We had nine portfolio company loans repaid at par totaling approximately $43.0 million and received normal principal repayments and partial loan prepayments totaling approximately $3.3 million in the nine months ended September 30, 2010.

During the nine months ended September 30, 2009, we made four new investments totaling approximately $24.0 million and five additional investments in existing portfolio companies totaling approximately $4.0 million. We sold investments in two portfolio companies for total proceeds of approximately $1.9 million, resulting in realized gains totaling approximately $1.8 million and recognized a realized loss of approximately $1.0 million related to the restructuring of a portfolio company. In addition, we received a full repayment from one portfolio company totaling approximately $2.0 million and received partial repayments of loans from five portfolio companies totaling approximately $4.4 million. In addition, we received normal principal repayments totaling approximately $1.0 million in the nine months ended September 30, 2009.

Total portfolio investment activity for the nine months ended September 30, 2010 and 2009 was as follows:

	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009

Fair value of portfolio, beginning of period	$201,317,970	$182,105,291
New investments	88,215,263	27,943,735
Loan origination fees received	(1,713,818)	(540,000)
Proceeds from sale of investment	(5,416,123)	(1,888,384)
Net gains on sale of investment	1,899,034	848,164
Principal repayments received	(48,559,151)	(7,400,722)
Payment–in–kind interest earned	4,476,251	3,587,786
Payment–in–kind interest received	(3,226,488)	(1,579,429)
Accretion of loan discounts	477,513	306,075
Accretion of deferred loan origination revenue	1,065,703	443,135
Unrealized gains (losses) on investments	2,042,245	(15,434,615)

Fair value of portfolio, end of period	$240,578,399	$188,391,036

Weighted average yield on debt investments at end of period(1)	15.1%	14.4%

Weighted average yield on total investments at end of period(1)	13.7%	13.3%

Weighted average yield on total investments at end of period	12.1%	12.4%

(1)	Excludes non-accrual debt investments.

Non-Accrual Assets

As of September 30, 2010, the fair value of our non-accrual assets was approximately $13.2 million, which comprised 5.5% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $28.4 million, which comprised 11.5% of the total cost of our portfolio. Our non-accrual assets as of September 30, 2010 are as follows:

Gerli and Company

In November 2008, we placed our debt investment in Gerli and Company, or Gerli, on non-accrual status. As a result, under generally accepted accounting principles in the United States, or U.S. GAAP, we no longer recognize interest income on our debt investment in Gerli for financial reporting purposes. During 2008, we recognized an unrealized loss on our debt investment in Gerli of $1.2 million and in the year ended

December 31, 2009, we recognized an additional unrealized loss on our debt investment in Gerli of $0.5 million. In the nine months ended September 30, 2010, we recognized an unrealized gain on our debt investment in Gerli of approximately $0.3 million. As of September 30, 2010, the cost of our debt investment in Gerli is $3.3 million and the fair value of such investment is $1.9 million.

Fire Sprinkler Systems, Inc.

In October 2008, we placed our debt investment in Fire Sprinkler Systems, Inc., or Fire Sprinkler Systems, on non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in Fire Sprinkler Systems for financial reporting purposes. During 2008, we recognized an unrealized loss of $1.4 million on our subordinated note investment in Fire Sprinkler Systems. In the year ended December 31, 2009, we recognized an additional unrealized loss on our debt investment in Fire Sprinkler Systems of $0.3 million and in the nine months ended September 30, 2010, we recognized an additional unrealized loss on our debt investment in Fire Sprinkler Systems of $0.1 million. As of September 30, 2010, the cost of our debt investment in Fire Sprinkler Systems is $2.5 million and the fair value of such investment is $0.8 million.

American De-Rosa Lamparts, LLC and Hallmark Lighting

In 2008, we recognized an unrealized loss of $1.2 million on our subordinated note investment in American De-Rosa Lamparts, LLC and Hallmark Lighting, or collectively, ADL. This unrealized loss reduced the fair value of our investment in ADL to $6.9 million as of December 31, 2008. Through August 31, 2009, we continued to receive interest payments from ADL in accordance with the loan agreement. In September 2009, we received notification from ADL’s senior lender that ADL was blocked from making interest payments to us. As a result, we placed our investment in ADL on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our investment in ADL for financial reporting purposes. In the year ended December 31, 2009, we recognized an additional unrealized loss on our investment in ADL of $3.2 million and in the first quarter of 2010, we recognized an unrealized gain on our investment in ADL of approximately $0.1 million. In June 2010, we converted approximately $3.0 million of our subordinated debt in ADL to equity as part of a restructuring, resulting in realized loss of approximately $3.0 million. As of September 30, 2010, the cost of our investment in ADL was approximately $5.1 million and the fair value of such investment was approximately $4.0 million.

FCL Graphics, Inc. 2nd Lien Note

During the first eight months of 2009, we received cash interest on our 2nd Lien note in FCL Graphics, Inc., or FCL, at the stated contractual rate (20% per annum as of September 30, 2009). In September 2009, FCL did not make the scheduled interest payments on its 2nd Lien notes. As a result, we placed our 2nd Lien note in FCL on non-accrual status and therefore, under U.S. GAAP, we no longer recognized interest income on our 2nd Lien note investment in FCL for financial reporting purposes. In November 2009, we amended the terms of our note with FCL. The terms of the amendment provide for cash interest at a rate of LIBOR plus 250 basis points per annum and PIK interest at a rate of 8% per annum. In addition, we exchanged approximately $0.4 million of unpaid PIK interest on our FCL 2nd Lien note for common equity in FCL, resulting in a $0.4 million realized loss. While we are currently recognizing cash interest on our 2nd Lien investment in FCL, we have placed the PIK component of this note on non-accrual status. In the year ended December 31, 2009, we recognized an unrealized loss on our 2nd Lien note investment in FCL of approximately $2.2 million and in the first nine months of 2010, we recognized an unrealized loss on our 2nd Lien note investment in FCL of approximately $0.8 million. As of September 30, 2010, the cost of our 2nd Lien note investment in FCL was approximately $3.0 million and the fair value of our 2nd Lien note investment in FCL was zero.

Waste Recyclers Holdings, LLC

In 2009, in an effort to address liquidity and working capital constraints at Waste Recyclers Holdings, LLC, or Waste Recyclers, we restructured our debt investments in Waste Recyclers to provide for a lower rate of current cash interest and a higher rate of PIK interest. In addition, in 2009, we recognized an unrealized loss on our debt investments in Waste Recyclers of approximately $0.7 million. We continued to receive scheduled cash interest payments from Waste Recyclers during 2009. In March 2010, Waste Recyclers did not make its scheduled cash interest payments for the first quarter of 2010 and in April 2010, we received notification from Waste Recycler’s senior lender that Waste Recyclers was blocked from making interest payments to us for a period of 180 days. As a result, we placed our debt investments in Waste Recyclers on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our debt investments in Waste Recyclers for financial reporting purposes. In the first nine months of 2010, we recognized an unrealized loss on our debt investments in Waste Recyclers of approximately $6.4 million. As of September 30, 2010, the cost of our debt investments in Waste Recyclers was approximately $11.2 million and the fair value of our debt investments in Waste Recyclers was approximately $4.0 million.

Wholesale Floors, Inc.

During the first seven months of 2010, we received cash and PIK interest on our subordinated note investment in Wholesale Floors, Inc., or Wholesale Floors. We did not receive scheduled interest payments from Wholesale Floors in August and September 2010 and in October 2010, we received notification from Wholesale Floors’ senior lender that Wholesale Floors was blocked from making interest payments to us. As a result, we placed our debt investments in Wholesale Floors on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our debt investments in Wholesale Floors for financial reporting purposes. In the first nine months of 2010, we recognized an unrealized loss on our subordinated note investment in Wholesale Floors of approximately $0.9 million. As of September 30, 2010, the cost of our debt investment in Wholesale Floors was approximately $3.4 million and the fair value of our debt investment in Wholesale Floors was approximately $2.5 million.

We are currently involved in discussions with the Wholesale Floors investor group regarding various restructuring alternatives. While there can be no assurance that these discussions will result in terms that are acceptable to us, the Wholesale Floors investor group is working diligently toward an acceptable restructuring.

Results of Operations

Comparison of nine months ended September 30, 2010 and September 30, 2009

Investment Income

For the nine months ended September 30, 2010, total investment income was $25.6 million, a 27% increase from $20.2 million of total investment income for the nine months ended September 30, 2009. This increase was primarily attributable to a $5.6 million increase in total loan interest, fee and dividend income (including PIK interest income). The increase in total loan interest, fee and dividend income was due to 1) a net increase in our portfolio investments from September 30, 2009 to September 30, 2010, and 2) an increase in non-recurring fee income of approximately $1.5 million, offset by a decrease in interest income from cash and cash equivalent investments of $0.2 million which resulted from lower average cash balances and lower interest rates in the first nine months of 2010 as compared to the corresponding period in 2009. Non-recurring fee income was approximately $2.0 million for the nine months ended September 30, 2010, as compared to approximately $0.5 million for the nine months ended September 30, 2009.

Expenses

For the nine months ended September 30, 2010, expenses increased by 14% to $11.6 million from $10.2 million for the nine months ended September 30, 2009. The increase in expenses was primarily attributable to a $0.4 million increase in amortization of deferred financing fees associated with the early repayment of certain SBA guaranteed debentures in the third quarter of 2010. The increase in expenses was also partially attributable to a $0.3 million increase in interest expense and a $0.7 million increase in general and administrative expenses. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the nine months ended September 30, 2010 than in the comparable period in 2009. The increase in general and administrative costs in the first nine months of 2010 was primarily related to increased compensation costs (including equity-based compensation).

Net Investment Income

As a result of the $5.4 million increase in total investment income and the $1.4 million increase in expenses, net investment income for the nine months ended September 30, 2010 was $14.0 million compared to net investment income of $10.0 million during the nine months ended September 30, 2009.

Net Increase/Decrease in Net Assets Resulting From Operations

In the nine months ended September 30, 2010, we realized a gain on the sale of one affiliate investment of approximately $3.5 million, a gain on the sale of two non-control/non-affiliate investments totaling approximately $0.5 million, a realized loss on the partial conversion of one non-control/non-affiliate debt investment to equity of approximately $3.0 million and a realized gain of $0.9 million on the repayment of a convertible note from another non-control/non-affiliate investment. In addition, during the nine months ended September 30, 2010, we recorded net unrealized appreciation of investments totaling approximately $2.4 million, comprised of 1) unrealized appreciation on 17 investments totaling approximately $15.5 million, 2) unrealized depreciation on 17 investments totaling approximately $12.3 million and 3) $0.8 million in net unrealized depreciation reclassification adjustments related to the realized gains and realized loss noted above.

In the nine months ended September 30, 2009, we recorded net realized gains of $0.8 million, consisting primarily of 1) a realized gain on the sale of one investment of $1.8 million and 2) a loss on the recapitalization of another investment of $0.9 million. In the nine months ended September 30, 2009, we recorded net unrealized depreciation of investments in the amount of $15.0 million, comprised of net unrealized depreciation reclassification adjustments totaling $0.6 million related to the sale of one investment and the recapitalization of another investment noted above, as well as unrealized depreciation on 17 investments totaling $17.8 million and unrealized appreciation on 11 investments totaling $3.3 million.

As a result of these events, our net increase in net assets from operations was $18.2 million for the nine months ended September 30, 2010 as compared to a net decrease in net assets from operations of $4.2 million during the nine months ended September 30, 2009.

Liquidity and Capital Resources

We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.

In the future, depending on the valuation of the Fund’s assets and Fund II’s assets pursuant to SBA guidelines, the Fund and Fund II may be limited by provisions of the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify as a RIC.

Cash Flows

For the nine months ended September 30, 2010, we experienced a net increase in cash and cash equivalents in the amount of $18.9 million. During that period, our operating activities used $22.2 million in cash, consisting primarily of new portfolio investments of $88.2 million, partially offset by repayments received from portfolio companies and proceeds from the sale of investments totaling $54.0 million. In addition, financing activities provided $41.1 million of cash, consisting primarily of proceeds from a public stock offering of $41.3 million, borrowings under SBA guaranteed debentures payable of $39.4 million, offset by cash dividends paid in the amount of $15.5 million, repayments of SBA guaranteed debentures of $22.3 million and financing fees paid in the amount of $1.5 million. At September 30, 2010, we had $74.1 million of cash and cash equivalents on hand.

For the nine months ended September 30, 2009, we experienced a net increase in cash and cash equivalents in the amount of $6.2 million. During that period, our operating activities used $11.3 million in cash, consisting primarily of purchases of investments totaling $27.9 million, offset by sales/repayments of portfolio investments of $9.3 million. In the nine months ended September 30, 2009, financing activities provided $17.6 million of cash, consisting of proceeds from our public stock offerings of $27.1 million, net of cash dividends and distributions to stockholders totaling $9.3 million. At September 30, 2009, we had $33.4 million of cash and cash equivalents on hand.

Financing Transactions

Due to the Fund’s and Fund II’s status as licensed SBICs, the Fund and Fund II have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to three times the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million and by a group of SBICs under common control is $225.0 million. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006, were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

As of September 30, 2010, the Fund has issued $127.7 million of SBA guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of September 30, 2010, Fund II has issued $12.3 million in face amount of SBA guaranteed debentures, has a leverage commitment from the SBA to issue up to $53.4 million of SBA guaranteed debentures, and has the capacity to issue up to the statutory maximum of $75.0 million, subject to SBA approval. In addition to the one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued (2.0% for SBA LMI debentures). These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA guaranteed debentures as of September 30, 2010 was 5.29%. As of September 30, 2010, all SBA guaranteed debentures have been pooled and assigned fixed 10-year interest rates.

Distributions to Stockholders

We have elected to be treated as a RIC under Subchapter M of the Code and intend to make the required distributions to our stockholders as specified therein. In order to qualify as a RIC and to obtain RIC tax benefits, we must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then we are generally required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We met our minimum distribution requirements for 2009, 2008 and 2007 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

The minimum distribution requirements applicable to RICs require us to distribute to our stockholders each year at least 90% of our investment company taxable income, or ICTI, as defined by the Code. Depending on the level of ICTI earned in a tax year, we may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of the next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We may be required to recognize ICTI in certain circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in ICTI other amounts that we have not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in our ICTI for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Current Market Conditions

Since 2008, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other factors. These events, along with the deterioration of the housing market, led to an economic recession in the U.S. and abroad, which could continue for a prolonged period of time. Banks, investment companies and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in October 2008 and the passage of the American Recovery and Reinvestment Act of 2009 (the “Stimulus Bill”) in February 2009. These events have significantly impacted the financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future. Although we have been able to secure access to additional liquidity, including our recent public stock offering, and increased leverage available through the SBIC program as a result of the Stimulus Bill, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Recent Developments

In October 2010, we invested $10.8 million in Infrastructure Corporation of America, or ICA, consisting of subordinated debt with warrants. ICA maintains public transportation infrastructure, including roadways, bridges, toll ways, rest areas and welcome centers. Under the terms of the investments, ICA will pay interest on the subordinated debt at a rate of 13% per annum.

In October 2010, we invested $6.0 million in subordinated debt of McKenzie Sports Products, LLC, or McKenzie. McKenzie is the largest designer and manufacturer of taxidermy forms and supplies used to mount hunting and fishing trophies in the United States. Under the terms of the investments, McKenzie will pay interest on the subordinated debt at a rate of 14% per annum.

In October 2010, in connection with a restructuring of Waste Recyclers Holdings, LLC, or Waste Recyclers, we exchanged subordinated notes in Waste Recyclers with a cost of approximately $11.2 million for Preferred Units in Waste Recyclers with a fair value of approximately $3.8 million. In connection with this restructuring, we recognized a net realized loss of approximately $7.4 million related to the exchange.

In November 2010, we invested $10.0 million in subordinated debt and equity of Ann’s House of Nuts, Inc., a manufacturer and marketer of trail mixes. Under the terms of the investment, Ann’s House of Nuts, Inc. will pay interest on the subordinated debt at a rate of 13% per annum.

In November 2010, we invested $10.6 million in subordinated debt and equity of Top Knobs USA, Inc., a manufacturer of decorative hardware for the professional market. Under the terms of the investment, Top Knobs USA, Inc. will pay interest on the subordinated debt at a rate of 16.5% per annum.

In December 2010, we invested $15.7 million in subordinated debt and equity of Plantation Products, Inc., a provider of packaged vegetable, wildflower and lawn seeds. Under the terms of the investment, Plantation Products, Inc. will pay interest on the subordinated debt at a rate of 17.5% per annum.

In December 2010, we invested $9.0 million in subordinated debt and warrants of SRC, a provider of specialty chemicals. Under the terms of the investment, SRC will pay interest on the subordinated debt at a rate of 14% per annum.

In December 2010, we invested $9.0 million in subordinated debt and warrants of Capital Contractors, Inc., a provider of outsourced janitorial, repair and facilities maintenance services. Under the terms of the investment, Capital Contractors, Inc. will pay interest on the subordinated debt at a rate of 14% per annum.

Critical Accounting Policies and Use of Estimates

The preparation of our unaudited financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or to transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 —	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 —	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 —	inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Our investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recently available portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months, or TTM, results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and, (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies and, (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Duff & Phelps, LLC, or Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2010, we asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 25% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2010. For the quarter ended June 30, 2010, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2010. For the quarter ended September 30, 2010, we asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2010. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

We may have to include in our taxable income, or ICTI, PIK interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. As a result, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures, or Topic 820. This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic, or Subtopic 820-10 of the FASB Standards Codification, originally issued as FASB Statement No. 157, Fair Value Measurements. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. We adopted these changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on our financial position or results of operations.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures About Market Risk

Beginning in late 2007, the United States entered a recession, and as the economy continued to deteriorate in 2008, spending by both consumers and businesses declined significantly, which has impacted the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. This reduction in spending has had an adverse effect on a number of the industries in which some of our portfolio companies operate, and on certain of our portfolio companies as well.

During 2009, we experienced write-downs in our portfolio, several of which were due to declines in the operating performance of certain portfolio companies. In the first nine months of 2010, the fair value of our portfolio as a whole remained relatively flat with the fair value as of December 31, 2009.

As of September 30, 2010, the fair value of our non-accrual assets was approximately $13.2 million, which comprised approximately 5.5% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $28.4 million, or 11.5% of the total cost of our portfolio. In addition to these non-accrual assets, as of September 30, 2010, we had, on a fair value basis, approximately $4.3 million of debt investments, or 1.8% of the total fair value of our portfolio, which were current with respect to scheduled principal and interest payments, but which were carried at less than cost. The cost of these assets as of September 30, 2010 was approximately $5.8 million, or 2.3% of the total cost of our portfolio.

While the equity and debt markets have recently improved, these stressed conditions may continue for a prolonged period of time or worsen in the future. In the event that the economy deteriorates further, the financial position and results of operations of certain of the middle-market companies in our portfolio could be further affected adversely, which ultimately could lead to difficulty in our portfolio companies meeting debt service requirements and lead to an increase in defaults. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.

In addition, we are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of September 30, 2010, we were not a party to any hedging arrangements.

As of September 30, 2010, approximately 94.8%, or $210.8 million of our debt portfolio investments bore interest at fixed rates and approximately 5.2%, or $11.5 million of our debt portfolio investments bore interest at variable rates, which are either Prime-based or LIBOR-based. A 200 basis point increase or decrease in the interest rates on our variable-rate debt investments would increase or decrease, as applicable, our investment income by approximately $0.2 million on an annual basis. All of our pooled SBA-guaranteed debentures bear interest at fixed rates.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors earned during the year ended December 31, 2010. Our interested directors are not compensated for their service as Board members.

		Fees Earned
		or Paid in	Stock	All Other
Name	Year	Cash	Awards(1)	Compensation	Total

W. McComb Dunwoody	2010	$9,750	$30,000	—	$39,750
Mark M. Gambill	2010	$11,000	$30,000	—	$41,000
Benjamin S. Goldstein	2010	$30,000	$30,000	—	$60,000
Simon B. Rich, Jr.	2010	$22,000	$30,000	—	$52,000
Sherwood H. Smith, Jr.	2010	$26,000	$30,000	—	$56,000

(1)	Grant date fair value of restricted stock awards granted to each non-employee director on May 5, 2010. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Director Fees

In 2010, each of our directors who were not one of our employees or an employee of our subsidiaries earned an annual fee of $30,000 worth of restricted stock in Triangle, calculated based on the share price of our common stock as of the close of the Nasdaq Global Market on May 5, 2010, the date of grant. Based on this calculation, each of our independent directors received 2,089 shares of restricted stock, which will vest on May 5, 2011.

In addition, independent directors received a fee of $2,500 for each Board meeting attended in person and $1,250 for each Board meeting attended by conference telephone or similar communications equipment; audit committee members receive a fee of $1,500 for each audit committee meeting attended in person and $750 for each audit committee meeting attended by conference telephone or similar communication equipment; and members of our compensation committee and nominating and corporate governance committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our audit committee chairman receives an annual fee of $10,000, and each of our compensation committee and nominating and corporate governance committee chairmen received an annual fee of $5,000 for their services as chairmen of their respective committees. The Director Compensation Table above takes into account all changes in director compensation made during the 2010 fiscal year. We also reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.

Non-Employee Director Equity Compensation

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and non-employee directors without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan,

or the Amended and Restated Plan, and as otherwise set forth in the exemptive order. In 2008, our Board approved, and at the 2008 Annual Stockholders Meeting the stockholders voted to approve, the Amended and Restated Plan. During our fiscal year ended December 31, 2010, we granted restricted share awards to our officers, directors and key employees as compensation related to performance in 2009.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The number of shares granted to each non-employee director in 2010 was the equivalent of $30,000 worth of shares, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic (that is, the grants will equal $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

On December 29, 2010, we began trading our common stock on the New York Stock Exchange. Accordingly, our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the New York Stock Exchange. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the New York Stock Exchange and the exemptive order.

EXECUTIVE COMPENSATION

General

In 2010, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess and Steven C. Lilly. We refer to these three officers in 2010 as our named executive officers, or “NEOs.” Each of our NEOs entered into employment agreements with us in 2007 for two-year terms, was compensated according to the terms of such agreements, which are described herein, and each employment agreement expired on February 20, 2009. In February 2009, upon determination by our compensation committee that it would be in the best interests of the Company and its stockholders for the Company to operate without employment agreements, we requested that our NEOs waive all notice requirements pursuant to their employment agreements and agree not to renew them on a going-forward basis in 2009. After consideration, Messrs. Tucker, Burgess, and Lilly agreed with our compensation committee, voluntarily waiving their notice rights as to the renewal of their employment agreements. As a result, since February 21, 2009, none of our employees is party to an employment agreement with us. Each executive officer continues to be paid a base salary and is eligible to receive cash bonuses and equity incentives in the discretion of our Board of Directors and compensation committee.

Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.

Our compensation committee reviewed and approved all of our compensation policies for 2010.

We completed our initial public offering, or IPO, in February 2007. As our first four years of operation as a publicly traded business development company, or BDC, 2007, 2008, 2009 and 2010 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2011.

As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. In 2008, we received an exemptive order from the SEC which permits us to issue restricted share awards as part of the compensation packages for our employees and directors. In 2008, we revised our 2007 Equity Incentive Plan in accordance with the SEC’s comments. Our Board has approved the Amended and Restated Plan and our stockholders voted to approve the Amended and Restated Plan at our 2008 Annual Meeting of Stockholders.

Executive Compensation Policy

In 2010, we compensated our NEOs through a combination of base salary, cash bonuses and restricted stock awards. Our integration of restricted stock awards into our overall compensation philosophy is designed to make us competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.

Overview

Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.

We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock was awarded based on individual performance expectations set by the compensation committee.

Establishing Compensation Levels

Role of the Compensation Committee and Management

As set forth in the Compensation Committee Charter, our compensation committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds allocated for payment under the compensation plans.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, we developed a comparative group of internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. In 2010, this comparative group included the following: Capital Southwest Corporation; Hercules Technology Growth Capital, Inc.; Kohlberg Capital Corporation; Main Street Capital Corporation; MCG Capital Corporation; Medallion Financial Corp.; and Utek Corporation. In addition, our compensation committee reviewed various independent consulting reports regarding compensation within the private equity industry.

Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of a third party compensation consultant, and certain corporate and executive performance measures established to achieve total returns for stockholders.

Using the above data, we ranked below the median of the comparative group in market capitalization, below the median in net income, and in the lower quartile in assets and number of employees. Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance

We believe that the alignment of (i) a company’s business plan, (ii) its stockholders expectations and (iii) its employee compensation is essential to long term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

Compensation Determination

We analyzed the competitiveness of the previously described components of compensation individually, as well as in total, in conjunction with our peer group of BDCs listed above. Our comparative analysis indicated that in aggregate, for 2010, our base salaries plus target bonuses resulted in total annual cash compensation below the market median. We believe this is primarily due to the fact that the Company is smaller than the other BDCs in our peer group. As the Company grows and matures we would expect our compensation levels would, over time, more closely approximate the median of our peer group.

Classes of Executive Compensation

Base salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2010 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual in 2009. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. Finally, we used a compensation consultant in order to get an objective third party expert’s insight into our NEOs’ base salaries.

The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures.

Determination of 2010 Annual Base Salary

The compensation committee annually reviews the base salary for each of our executive officers and determines whether or not to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.

Mr. Tucker was paid an annual base salary of $317,500 for 2010. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which enabled us to achieve the majority of our operational and financial objectives in 2010.

Mr. Burgess was paid an annual base salary of $275,000 for 2010. Mr. Burgess’ base salary recognizes his lead role in managing all investment activity of the Company, including marketing, structuring, closing and monitoring portfolio company investments.

Mr. Lilly was paid an annual base salary of $250,000 for 2010. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer.

Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself. For 2010, NEOs were eligible for cash bonuses, ranging from 0% to up to 100.0% of their highest annual rate of base salary, depending on the NEO’s position. Performance achievements which were considered in the determination of cash bonuses for fiscal 2010 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).

Determination of Annual Cash Bonuses

Cash bonuses for 2010 will be paid in February of 2011 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the Company. Our NEOs’ annual cash bonuses paid for performance in 2010 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2010 were determined based on performance goals adopted by the compensation committee. The potential bonus ranges for each of our NEOs are presented below, as well as the actual percentage of bonuses paid as compared to salary paid in 2010 for each of our NEOs:

	Minimum	Target	Actual %
	Performance %	Performance	of 2010 Salary
NEO	of 2010 Salary	% of 2010 Salary	Awarded

Garland S. Tucker, III	0%	100.0%	100.0%
Brent P.W. Burgess	0%	100.0%	100.0%
Steven C. Lilly	0%	100.0%	100.0%

All of our NEOs’ cash bonuses for 2010 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, portfolio valuation, portfolio monitoring processes, asset management processes, transaction monitoring processes and maintaining appropriate dividend payouts to stockholders.

Mr. Tucker was paid an annual cash bonus of $317,500 for 2010, which is a $52,500 decrease from his annual cash bonus for 2009. Mr. Tucker’s cash bonus reflects his overall responsibility for the Company and his continued leadership in 2010, which enabled us to achieve the majority of our operational and financial objectives.

Mr. Burgess was paid an annual cash bonus of $275,000 for 2010, which is a $35,000 decrease from his annual cash bonus for 2009. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including sourcing new investments, monitoring our portfolio and guiding all of the investments we made during 2010 to a successful closing on terms we believe will be favorable to the Company.

Mr. Lilly was paid an annual cash bonus of $250,000 for 2010, which is a $10,000 decrease from his annual cash bonus for 2009. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2010.

Long Term Incentive Compensation

General

Our Board of Directors adopted the Amended and Restated Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our compensation committee has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as its long term incentive compensation strategy.

We use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to each NEO, the compensation committee determines the terms of the award in its sole discretion, including their performance period (or periods) and the performance objectives relating to the award.

Options

Since our IPO, our compensation committee has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2010.

Our compensation committee may, however, in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the New York Stock Exchange, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment).

Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company.

Restricted Stock

Upon obtaining the requisite exemptive relief from the SEC in 2008, our compensation committee has utilized restricted shares of our common stock as the sole form of equity-based incentive compensation to our NEOs and other employees.

Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions. As such, we were able to begin the implementation of our long-term compensation strategies through granting restricted stock to our non-employee directors, NEOs and other key employees in 2008 and continued to do so in 2009 and 2010. We have complied with each condition required by the SEC’s exemptive order, as amended.

The Amended and Restated Plan allows our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

Determination of Restricted Stock Awards

Specific performance factors that the compensation committee considered in determining the granting of restricted stock in 2010 included individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company during our fiscal year ended December 31, 2009. The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value. Restricted stock is issued to employees under our Amended and Restated Plan, pursuant to which we have reserved a total of 900,000 shares of common stock for issuance.

Mr. Tucker was awarded 30,833 shares of restricted stock in 2010, which is an increase of 1,651 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Tucker’s leadership during 2009, which enabled us to achieve the majority of our operational and financial objectives. Mr. Tucker’s performance during this time period was vital to our Company’s success.

Mr. Burgess was awarded 26,667 shares of restricted stock in 2010, which is an increase of 3,031 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Burgess’ leadership in implementing our investment strategy during 2009, including the expansion of our investment team, the deal sourcing of certain portfolio investments and guidance of each investment through our internal investment process from inception to closing.

Mr. Lilly was awarded 20,833 shares of restricted stock in 2010, which is a decrease of 258 shares of restricted stock from that which was granted to him in 2009. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s restricted stock award also reflected his service as our Chief Compliance Officer during 2010.

Tax and Accounting Considerations

Section 162(m) of the Code limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. Our compensation committee has not established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation” for U.S. federal income tax purposes. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the compensation committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2010, none of our executive officers received compensation that would exceed the $1 million limit on deductibility under Section 162(m) of the Code.

In awarding restricted stock awards for performance in 2010, we accounted for share-based awards under the provisions of FASB ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment). ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Conclusion

Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

EXECUTIVE OFFICER COMPENSATION

The respective compensation of our named executive officers in 2008, 2009 and 2010 was as follows:

Summary Compensation Table

					Restricted
	Principal		Base		Stock		All Other
Name	Position	Year	Salary	Bonus	Awards(1)		Compensation		Total

Garland S. Tucker, III	CEO	2010	$304,375	$317,500	$365,063	(2)	$140,097	(3)	$1,127,035
		2009	$265,000	$370,000	$309,913	(4)	$109,254	(5)	$1,054,167
		2008	$265,000	$265,000	$245,020	(6)	$60,389	(7)	$835,409
Brent P.W. Burgess	CIO (8)	2010	$266,250	$275,000	$315,737	(2)	$113,222	(3)	$970,209
		2009	$240,000	$310,000	$251,014	(4)	$85,568	(5)	$886,582
		2008	$240,000	$240,000	$221,900	(6)	$46,290	(7)	$748,190
Steven C. Lilly	CFO	2010	$247,500	$250,000	$246,663	(2)	$98,557	(3)	$842,720
		2009	$240,000	$260,000	$223,986	(4)	$81,187	(5)	$805,173
		2008	$240,000	$240,000	$221,900	(6)	$46,054	(7)	$747,954

(1)	The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation (former Statement of Accounting Standards No. 123R, Share-Based Payment). Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

(2)	Grant date fair value of restricted stock awards granted during 2010.

(3)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2010 and (ii) value of dividends received or earned in 2010 in respect of each executive officer’s unvested restricted stock awards.

(4)	Grant date fair value of restricted stock awards granted during 2009.

(5)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2009 and (ii) value of dividends received or earned in 2009 in respect of each executive officer’s unvested restricted stock awards.

(6)	Grant date fair value of restricted stock awards granted during 2008.

(7)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2008 and (ii) value of dividends received or earned in 2008 in respect of each executive officer’s unvested restricted stock awards.

(8)	“CIO” stands for Chief Investment Officer.

Equity Incentive Plan

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors and employees without having first obtained exemptive relief. In 2007, we filed a request with the SEC for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and the stockholders voted to approve, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan. During our fiscal years ended December 31, 2008, 2009 and 2010, we granted restricted share awards to our officers, directors and key employees in accordance with the Amended and Restated Plan.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. From 2008 forward, the grants of restricted stock to non-employee directors under the Amended and Restated Plan are automatic, that is, the grants will equal $30,000 worth of restricted stock each year, taken at the market value at the close of the New York Stock Exchange on the date of grant, which historically has been the date of our annual stockholders meeting. The terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the New York Stock Exchange. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the New York Stock Exchange and the exemptive order.

The following tables and discussions thereunder provide information regarding the Amended and Restated Plan generally and the restricted stock awards granted to our executive officers in 2010:

Grants of Plan-Based Awards

		Stock Awards:		Grant Date
		Number of		Fair Value
Name	Grant Date	Shares of Stock		of Stock

Garland S. Tucker, III	February 4, 2010	30,833	(1)	$365,063
Brent P.W. Burgess	February 4, 2010	26,667	(1)	$315,737
Steven C. Lilly	February 4, 2010	20,833	(1)	$246,663

(1)	Consists of restricted stock which vests ratably over four years from the date of grant.

On February 4, 2010, the Board of Directors, upon recommendation of our compensation committee, approved grants of restricted stock awards to the Company’s executive officers as set forth above. All of these restricted shares of stock were valued at $11.84, the closing price of our common stock on the Nasdaq Global Market on February 4, 2010, the grant date. The restricted share awards granted to the executive officers vest ratably over four years from this grant date.

None of these shares of restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board or compensation committee at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of Triangle, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

In addition, in accordance with the Amended and Restated Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

Outstanding Equity Awards at Fiscal Year-End 2010

	Number of	Market Value of
	Shares of Stock	Shares of Stock
	That Have Not	That Have Not
Name	Vested	Vested(1)

Garland S. Tucker, III	63,747 (2)	$1,211,193
Brent P.W. Burgess	54,381 (3)	$1,033,239
Steven C. Lilly	46,639 (4)	$886,141

(1)	The values of the unvested common stock listed are based on a $19.00 closing price of our common stock as reported on the New York Stock Exchange on December 31, 2010.

(2)	11,027 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 21,887 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 30,833 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(3)	9,987 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 17,727 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 26,667 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)	9,987 of the shares listed will vest ratably on May 7 of each year until May 7, 2012, 15,819 of the shares listed will vest ratably on February 4 of each year until February 4, 2013 and 20,833 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

Employment Agreements

Effective February 2009, resulting from the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with us. However, since each of our NEOs was party to an employment agreement with us from January 1, 2009 through February 20, 2009, we are required to describe certain terms of their former employment agreements, which we have done herein.

Upon consummation of our IPO, we entered into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salaries under the employment agreements for Messrs. Tucker, Burgess, and Lilly were $265,000, $240,000, and $240,000, respectively.

In addition, in 2008, each executive officer was eligible to receive an annual bonus of up to a maximum of 100% of the executive officer’s 2008 base salary for achieving certain performance objectives. Our compensation committee established such performance objectives, as well as the bonus awarded to each executive officer, the details of which are discussed in the Compensation Discussion & Analysis section above.

After consideration, our Board of Directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if these employment agreements were not renewed for additional one-year terms. Accordingly, on February 20, 2009, each executive officer affirmatively waived his non-renewal notice rights set forth in his employment agreement, and the Company formally acknowledged such waivers.

Potential Payments upon Termination or Change in Control

This section describes and quantifies the estimated compensation payments and benefits that would be paid to our NEOs upon the occurrence of each of the following triggering events:

•	termination upon death or disability (as defined in the Amended and Restated Plan);

•	occurrence of a change in control in the Company (as defined in the Amended and Restated Plan);

•	termination for Good Reason; and

•	termination for any reason other than for Cause.

Effective February 2009, as a result of the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with the Company. The information below describes those limited instances in which our NEOs would be entitled to payments or other benefits following a termination of employment and/or upon a change in control of Triangle. Our NEOs are “at will” employees and, except as otherwise described below, they are only entitled to payment of accrued salary and vacation time, on the same terms as provided to our other employees, upon any resignation, retirement or termination of employment, with or without cause. Except as otherwise noted below, the calculations below do not include any estimated payments for those benefits that we generally make available on the same terms to our full-time, non-executive employees in the United States.

The estimated payments below are calculated based on compensation arrangements in effect as of December 31, 2010 and assume that the triggering event occurred on such date. The estimated benefit amounts are based on a common stock price of $19.00, which was the closing price per share of our common stock on the NYSE on December 31, 2010. Our estimates of potential benefits are further based on the additional assumptions specifically set forth in the table below. Although these calculations are intended to provide reasonable estimates of potential compensation benefits, the estimated benefit amounts may differ from the actual amount that any individual would receive upon termination or the costs to Triangle associated with continuing certain benefits following termination of employment.

Stock Awards

			Termination without Cause, for
			Good Reason, from Death, from
			Disability or Occurrence of Change
	Termination for Cause		in Control
	Number of
	Shares		Number of
	Acquired on	Value Realized	Shares Acquired	Value Realized
	Vesting	on Vesting	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Garland S. Tucker III	—	—	63,747	$1,211,193
Brent P.W. Burgess	—	—	54,381	$1,033,239
Steven C. Lilly	—	—	46,639	$886,141

401(k) Plan

In 2010, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $16,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,500 for the plan year.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of certain material U.S. federal income tax considerations supplements the discussion set forth under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus, is for general information purposes only and is not tax advice. This discussion does not purport to deal with all aspects of taxation that may be relevant to particular holders of our common stock in light of their personal investment or tax circumstances.

We urge you to consult your own tax advisor regarding the specific tax consequences to you of acquisition, ownership and disposition of our common stock and of our election to be taxed as a RIC. Specifically, you should consult your own tax advisor regarding the U.S. federal, state, local, foreign, and other tax consequences of such acquisition, ownership, disposition and election, and regarding potential changes in applicable tax laws.

The current U.S. federal income tax treatment of RICs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The RIC rules are under review constantly by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department which may result in statutory changes as well as revisions to regulations and interpretations.

Recently Enacted Legislation

The recently enacted Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010, or the 2010 Tax Relief Act, postponed the sunset of the provisions referred to in “Material U.S. Federal Income Tax Considerations — Sunset of Reduced Tax Rate Provisions” in the accompanying prospectus. The 2010 Tax Relief Act extended the 2001 and 2003 U.S. federal income tax rates through 2012 for taxpayers that are taxable as individuals, trusts or estates, including the maximum 35% tax rate on ordinary income and the maximum 15% tax rate for long-term capital gains and qualified dividend income. As noted in the accompanying prospectus, dividends paid by us will generally not constitute qualified dividend income eligible for the 15% tax rate for stockholders that are taxable as individuals, trusts and estates and generally will be taxable at the higher ordinary income tax rates. In addition, the 2010 Tax Relief Act extended the reduced 28% backup withholding rate through 2012.

The 2010 Tax Relief Act also extended the provision of the Code that exempts certain distributions of interest and net short-term capital gains to Non-U.S. stockholders from U.S. federal withholding tax. For taxable years beginning before 2012, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly reported by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

The recently enacted RIC Modernization Act of 2010 increased the amount by which a RIC is required to distribute to its stockholders to avoid a nondeductible 4% U.S. federal excise tax on certain undistributed income. Beginning with our 2011 taxable year, we will be subject to such excise tax on certain undistributed income unless we distribute to our shareholders during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year and (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year. In addition, the minimum amounts that must be distributed in any year to avoid such excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

UNDERWRITING

Morgan Keegan & Company, Inc. is acting as the representative of the underwriters of this offering. Under the terms of an underwriting agreement dated the date of this prospectus supplement, the underwriters set forth below have agreed to purchase from us the number of shares set forth opposite its name.

Name	Number of Shares

Morgan Keegan & Company, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
JMP Securities LLC

Total	2,500,000

The underwriting agreement provides that the underwriters’ obligations to purchase the shares of common stock depend on the satisfaction of the conditions contained in the underwriting agreement and that if any of our shares of common stock are purchased by the underwriters, all of our shares must be purchased. The conditions contained in the underwriting agreement include the condition that all the representations and warranties made by us to the underwriters are true, that there has been no material adverse change in the condition of us or in the financial markets and that we deliver to the underwriters customary closing documents.

The following table summarizes the underwriting discounts and commissions we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock. The underwriting fee is the difference between the initial price to the public and the amount the underwriters pay to us to purchase the shares.

	No	Full
	Exercise	Exercise

Per share	$	$
Total	$	$

The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10.0% for the sale of any securities being registered. We will pay all expenses of the offering that we incur. We estimate that total remaining expenses of the offering payable by us, other than underwriting discounts and commissions, will be approximately $230,000.

We have been advised by the underwriters that the underwriters propose to offer shares of our common stock directly to the public at the initial price to the public set forth on the cover page of this prospectus supplement and to selected dealers (who may include the underwriters) at this price to the public less a concession not in excess of $      per share. The underwriters may allow, and the selected dealers may re-allow, a concession not in excess of $      per share to other brokers and dealers. After the offering, the representatives may change the offering price and other selling terms.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act or to contribute to payments that may be required to be made with respect to these liabilities.

We have granted to the underwriters an option to purchase up to an aggregate of 375,000 additional shares of common stock at the initial price to the public less the underwriting discount set forth on the cover page of this prospectus supplement exercisable solely to cover over-allotments, if any. Such option may be exercised in whole or in part at any time until 30 days after the date of this prospectus supplement. If this option is exercised, each underwriter will be committed, subject to satisfaction of the conditions specified in the underwriting agreement, to purchase a number of additional shares of common stock proportionate to the underwriter’s initial commitment as indicated in the preceding table, and we will be obligated, pursuant to the option, to sell these shares to the underwriters.

We, all of our Board of Directors and our executive officers have agreed that, subject to certain exceptions, we will not, without the prior written consent of Morgan Keegan & Company, Inc. directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of common stock (including, without limitation, shares of common stock that may be deemed to be beneficially owned by us or them in accordance with the rules and regulations of the SEC and shares of common stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for common stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of common stock or securities convertible, exercisable or exchangeable into common stock or any of our other securities, or (4) publicly disclose the intention to do any of the foregoing for a period of 45 days after the date of this prospectus supplement. The restrictions described in this paragraph do not apply to:

•	The sale of shares to the underwriters; or

•	Restricted shares issued by us under the long-term incentive plan or upon the exercise of options issued under the long-term incentive plan.

The 45-day restricted period described in the preceding paragraphs will be extended if:

•	During the last 17 days of the 45-day restricted period we issue an earnings release or material news or a material event relating to us occurs; or

•	Prior to the expiration of the 45-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 45-day period;

in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Morgan Keegan & Company, Inc., in its sole discretion, may release the shares subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release shares from lock-up agreements, Morgan Keegan & Company, Inc. will consider, among other factors, the stockholders’ reasons for requesting the release, the number of shares for which the release is being requested and market conditions at the time.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make for these liabilities.

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment transactions involve sales by the underwriters of the shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares they may purchase in their option to purchase additional shares. In a naked short position, the number of shares involved is greater than the number of shares in the underwriters’ option to purchase additional shares. The underwriters may close out any short position by either exercising their option and/or purchasing shares in the open market. To the extent the underwriters elect to close a short position by exercising their over-allotment option, the price of the shares we issue may in certain circumstances be reduced to reflect the amount of any distributions we have declared in respect of the shares underlying such short position before such option was exercised.

•	Syndicate covering transactions involve purchases of the shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through their option. If the underwriters sell more shares than could be covered by their option to purchase additional shares, which we refer to in this prospectus as a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the shares or preventing or retarding a decline in the market price of the shares. As a result, the price of the shares may be higher than the price that might otherwise exist in the open market.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our shares or preventing or retarding a decline in the market price of the shares. As a result, the price of the shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, if commenced, will not be discontinued without notice.

The underwriters and their affiliates have provided in the past to us, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us or our portfolio companies in the ordinary course of business.

Because FINRA views the shares of common stock offered hereby as interests in a direct participation program, the offering is being made in compliance with FINRA Rule 2310. Investor suitability with respect to the shares of common stock should be judged similarly to the suitability with respect to other securities that are listed for trading on a national securities exchange.

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

Other than the prospectus in electronic format, information contained in any other web site maintained by an underwriter or selling group member is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been endorsed by us and should not be relied on by investors in deciding whether to purchase any shares. The underwriters and selling group members are not responsible for information contained in web sites that they do not maintain.

The principal business address of Morgan Keegan & Company, Inc. is 50 N. Front Street, 19th Floor, Memphis, TN 38103. The principal business address of Robert W. Baird & Co. Incorporated is 777 East Wisconsin Avenue, Milwaukee, WI 53202. The principal business address of BB&T Capital Markets, a division of Scott and Stringfellow, LLC, is 901 East Byrd Street, Suite 300, Richmond, VA 23219. The principal business address of Janney Montgomery Scott LLC is 1801 Market Street, Philadelphia, PA 19103. The principal business address of JMP Securities LLC is 600 Montgomery Street, 11th Floor, San Francisco, CA 94111.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and Venable LLP, Baltimore, Maryland, will pass upon certain matters of Maryland law. Certain legal matters in connection with this offering will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Raleigh, North Carolina, is the independent registered public accounting firm for Triangle Capital Corporation.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov.

F-1

TRIANGLE CAPITAL CORPORATION
Consolidated Balance Sheets

	September 30,	December 31,
	2010	2009

	(Unaudited)

Assets
Investments at fair value:
Non–Control / Non–Affiliate investments (cost of $180,441,851 and $143,239,223 at September 30, 2010 and December 31, 2009, respectively)	$180,835,768	$138,281,894
Affiliate investments (cost of $46,610,233 and $47,934,280 at September 30, 2010 and December 31, 2009, respectively)	35,987,510	45,735,905
Control investments (cost of $20,107,190 and $18,767,587 at September 30, 2010 and December 31, 2009, respectively)	23,755,121	17,300,171

Total investments at fair value	240,578,399	201,317,970
Cash and cash equivalents	74,087,213	55,200,421
Interest and fees receivable	603,892	676,961
Prepaid expenses and other current assets	240,009	286,790
Deferred financing fees	4,355,344	3,540,492
Property and equipment, net	45,802	28,666

Total assets	$319,910,659	$261,051,300

Liabilities
Accounts payable and accrued liabilities	$1,627,793	$2,222,177
Interest payable	524,319	2,333,952
Dividends payable	—	4,774,534
Taxes payable	49,573	59,178
Deferred revenue	47,500	75,000
Deferred income taxes	211,187	577,267
SBA guaranteed debentures payable	139,021,466	121,910,000

Total liabilities	141,481,838	131,952,108

Net Assets
Common stock, $0.001 par value per share (150,000,000 shares authorized, 14,885,134 and 11,702,511 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively)	14,885	11,703
Additional paid-in capital	182,663,381	136,769,259
Investment income in excess of distributions	195,415	1,070,452
Accumulated realized gains on investments	2,347,198	448,164
Net unrealized depreciation of investments	(6,792,058)	(9,200,386)

Total net assets	178,428,821	129,099,192

Total liabilities and net assets	$319,910,659	$261,051,300

Net asset value per share	$11.99	$11.03

See accompanying notes.

F-2

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Operations

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009

Investment income:
Loan interest, fee and dividend income:
Non–Control / Non–Affiliate investments	$6,654,541	$3,850,305	$16,673,386	$12,252,053
Affiliate investments	1,044,088	1,374,819	3,152,758	3,215,690
Control investments	333,993	232,575	1,056,463	713,553

Total loan interest, fee and dividend income	8,032,622	5,457,699	20,882,607	16,181,296

Payment–in–kind interest income:
Non–Control / Non–Affiliate investments	1,338,018	711,882	3,301,525	2,322,402
Affiliate investments	231,525	600,532	797,448	978,568
Control investments	117,419	122,738	377,276	286,816

Total payment–in–kind interest income	1,686,962	1,435,152	4,476,249	3,587,786

Interest income from cash and cash equivalent investments	67,501	203,792	207,283	408,464

Total investment income	9,787,085	7,096,643	25,566,139	20,177,546

Expenses:
Interest expense	1,864,442	1,749,593	5,442,426	5,137,159
Amortization of deferred financing fees	469,394	90,500	665,455	268,810
General and administrative expenses	1,840,794	1,538,693	5,493,495	4,766,841

Total expenses	4,174,630	3,378,786	11,601,376	10,172,810

Net investment income	5,612,455	3,717,857	13,964,763	10,004,736

Net realized gain (loss) on investments – Non-Control/Non-Affiliate	1,210,481	–	(1,623,104)	848,164

Net realized gain (loss) on investment–Affiliate	(19,100)	–	3,522,138	–
Net unrealized appreciation (depreciation) of investments	358,936	(4,504,933)	2,408,328	(15,028,496)

Total net gain (loss) on investments before income taxes	1,550,317	(4,504,933)	4,307,362	(14,180,332)
Income tax benefit (provision)	20,410	8,417	(72,334)	(38,277)

Net increase (decrease) in net assets resulting from operations	$7,183,182	$(778,659)	$18,199,791	$(4,213,873)

Net investment income per share – basic and diluted	$0.46	$0.41	$1.16	$1.25

Net increase (decrease) in net assets resulting from operations per share – basic and diluted	$0.59	$(0.09)	$1.51	$(0.53)

Dividends declared per common share	$0.41	$0.41	$1.23	$1.21

Distributions of capital gains declared per common share	$–	$–	$–	$0.05

Weighted average number of shares outstanding — basic and diluted	12,258,614	9,129,192	12,047,852	8,024,933

See accompanying notes.

F-3

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Changes in Net Assets

						Net
				Investment	Accumulated	Unrealized
	Common Stock		Additional	Income	Realized	Appreciation	Total
	Number	Par	Paid In	in Excess of	Gains on	(Depreciation) of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2009	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163
Net investment income	–	–	–	10,004,736	–	–	10,004,736
Net realized gains on investments	–	–	–	–	848,164	(557,316)	290,848
Stock-based compensation	–	–	512,448	–	–	–	512,448
Net unrealized losses on investments	–	–	–	–	–	(14,471,180)	(14,471,180)
Provision for taxes	–	–	–	(38,277)	–	–	(38,277)
Dividends/distributions declared	–	–	–	(10,179,533)	(352,366)	–	(10,531,899)
Public offering of common stock	2,775,000	2,775	27,088,473	–	–	–	27,091,248
Issuance of restricted stock	144,812	145	(145)	–	–	–	–
Common stock withheld for payroll taxes upon vesting of restricted stock	(6,533)	(6)	(66,894)	–	–	–	(66,900)
Forfeiture of restricted stock	(2,700)	(3)	3	–	–	–	–

Balance, September 30, 2009	9,827,942	$9,828	$115,370,671	$1,902,083	$852,293	$(13,918,688)	$104,216,187

				Investment	Accumulated	Net
	Common Stock		Additional	Income in	Realized	Unrealized	Total
	Number	Par	Paid In	Excess of	Gains on	Depreciation of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2010	11,702,511	$11,703	$136,769,259	$1,070,452	$448,164	$(9,200,386)	$129,099,192
Net investment income	–	–	–	13,964,763	–	–	13,964,763
Stock-based compensation	–	–	848,623	–	–	–	848,623
Net realized gains on investments	–	–	–	–	1,899,034	(729,858)	1,169,176
Net unrealized gains on investments	–	–	–	–	–	3,138,186	3,138,186
Provision for taxes	–	–	–	(72,334)	–	–	(72,334)
Dividends/distributions declared	288,296	288	4,033,216	(14,767,466)	–	–	(10,733,962)
Public offerings of common stock	2,760,000	2,760	41,247,329	–	–	–	41,250,089
Issuance of restricted stock	152,944	153	(153)	–	–	–	–
Common stock withheld for payroll taxes upon vesting of restricted stock	(18,617)	(19)	(234,893)	–	–	–	(234,912)

Balance, September 30, 2010	14,885,134	$14,885	$182,663,381	$195,415	$2,347,198	$(6,792,058)	$178,428,821

See accompanying notes.

F-4

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Statements of Cash Flows

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2010	2009

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$18,199,791	$(4,213,873)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(88,215,260)	(27,943,735)
Repayments received/sales of portfolio investments	53,975,274	9,289,106
Loan origination and other fees received	1,713,818	540,000
Net realized gain on investments	(1,899,034)	(848,164)
Net unrealized depreciation (appreciation) of investments	(2,042,248)	15,434,615
Deferred income taxes	(366,080)	(406,120)
Payment–in–kind interest accrued, net of payments received	(1,249,763)	(2,008,357)
Amortization of deferred financing fees	665,455	268,810
Accretion of loan origination and other fees	(1,065,703)	(443,135)
Accretion of loan discounts	(477,513)	(306,075)
Accretion of discount on SBA guaranteed debentures payable	7,548	–
Depreciation expense	13,569	16,711
Stock-based compensation	848,623	512,448
Changes in operating assets and liabilities:
Interest and fees receivable	73,069	314,296
Prepaid expenses	46,781	(180,972)
Accounts payable and accrued liabilities	(594,384)	(158,034)
Interest payable	(1,809,633)	(1,311,242)
Deferred revenue	(27,500)	112,500
Taxes payable	(9,605)	(5,537)

Net cash used in operating activities	(22,212,795)	(11,336,758)

Cash flows from investing activities:
Purchases of property and equipment	(30,705)	(3,194)

Net cash used in investing activities	(30,705)	(3,194)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	39,403,918	–
Repayments of SBA guaranteed debentures payable	(22,300,000)	–
Financing fees paid	(1,480,307)	(194,000)
Proceeds from public stock offerings, net of expenses	41,250,089	27,091,248
Common stock withheld for payroll taxes upon vesting of restricted stock	(234,912)	(66,900)
Cash dividends paid	(15,508,496)	(8,917,022)
Cash distributions paid	–	(352,366)

Net cash provided by financing activities	41,130,292	17,560,960

Net increase in cash and cash equivalents	18,886,792	6,221,008
Cash and cash equivalents, beginning of period	55,200,421	27,193,287

Cash and cash equivalents, end of period	$74,087,213	$33,414,295

Supplemental disclosure of cash flow information:
Cash paid for interest	$7,244,511	$6,448,401

See accompanying notes.

F-5

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Schedule of Investments
September 30, 2010

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)

Non–Control / Non–Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (3%)*	Specialty Trade Contractors	Subordinated Note-AA (15% Cash, 3% PIK, Due 06/13)	$4,292,160	$4,251,028	$4,251,028
		Common Stock-PHM (128,571 shares)		128,571	91,600
		Common Stock Warrants-AA (455 shares)		142,361	519,400

			4,292,160	4,521,960	4,862,028
American De-Rosa Lamparts, LLC and Hallmark Lighting (2%)*	Wholesale and Distribution	Subordinated Note (5% PIK, Due 10/13)	5,405,772	5,139,064	3,985,700
		Membership Units (6,516 Units)		350,000	–

			5,405,772	5,489,064	3,985,700
Assurance Operations Corporation (0%)*	Metal Fabrication	Common Stock (517 shares)		516,867	437,800

				516,867	437,800
Botanical Laboratories, Inc. (6%)*	Nutritional Supplement	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,815,941	9,815,941
	Manufacturing and Distribution	Common Unit Warrants (998,680 Units)		474,600	339,900

			10,500,000	10,290,541	10,155,841
Carolina Beer and Beverage, LLC (8%)*	Beverage Manufacturing and Packaging	Subordinated Note (12% Cash, 4% PIK, Due 02/16)	12,735,053	12,483,571	12,483,571
		Class A Units (11,974 Units)		1,077,615	1,077,615
		Class B Units (11,974 Units)		119,735	119,735

			12,735,053	13,680,921	13,680,921
CRS Reprocessing, LLC (5%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	8,080,595	7,909,563	7,909,563
		Common Unit Warrant (174 Units)		44,904	772,500

			8,080,595	7,954,467	8,682,063
CV Holdings, LLC (7%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,566,685	10,874,605	10,874,605
		Royalty rights		874,400	1,028,500

			11,566,685	11,749,005	11,903,105
Electronic Systems Protection, Inc. (2%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,167,962	3,145,998	3,145,998
		Senior Note (8.3% Cash, Due 01/14)	842,486	842,486	842,486
		Common Stock (500 shares)		285,000	170,800

			4,010,448	4,273,484	4,159,284
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	532,800

				4,833	532,800
Frozen Specialties, Inc. (4%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,958,357	7,837,394	7,837,394

			7,958,357	7,837,394	7,837,394
Garden Fresh Restaurant Corp. (0%)*	Restaurant	Membership Units (5,000 units)		500,000	788,300

				500,000	788,300

F-6

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)

Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	$3,709,115	$3,151,856	$1,809,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	131,594	120,000	120,000
		Royalty rights		–	119,200
		Common Stock Warrants (56,559 shares)		83,414	–

			3,840,709	3,355,270	2,048,200
Great Expressions Group Holdings, LLC (3%)*	Dental Practice Management	Subordinated Note (12% Cash, 4% PIK, Due 08/15)	4,561,311	4,496,165	4,496,165
		Class A Units (225 Units)		450,000	450,000

			4,561,311	4,946,165	4,946,165
Grindmaster-Cecilware Corp. (3%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,933,762	5,834,909	5,834,909
		Royalty rights		–	221,500

			5,933,762	5,834,909	6,056,409
Hatch Chile Co., LLC (3%)*	Food Products Distributer	Senior Note (19% Cash, Due 07/15)	4,500,000	4,390,993	4,390,993
		Subordinated Note (14% Cash, Due 07/15)	1,000,000	831,381	831,381
		Unit Purchase Warrant (5,265 Units)		149,800	149,800

			5,500,000	5,372,174	5,372,174
Inland Pipe Rehabilitation Holding Company LLC (8%)*	Cleaning and Repair Services	Subordinated Note (10% Cash, 4% PIK, Due 01/14)	8,274,920	7,577,898	7,577,898
		Subordinated Note (10% Cash, 8% PIK, Due 01/14)	3,905,108	3,856,581	3,856,581
		Subordinated Note (10% Cash, 5% PIK, Due 01/14)	306,302	306,302	306,302
		Membership Interest Purchase Warrant (2.9)%		853,500	3,272,000

			12,486,330	12,594,281	15,012,781
Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12.5% Cash, 4.5% PIK, Due 06/15)	5,323,500	5,171,787	5,171,787
		Common Stock Warrants (112 shares)		58,995	575,800

			5,323,500	5,230,782	5,747,587
Media Temple, Inc. (7%)*	Web Hosting Services	Subordinated Note (12% Cash, 4% PIK, Due 04/15)	8,800,000	8,616,959	8,616,959
		Convertible Note (8% Cash, 4% PIK, Due 04/15)	3,200,000	2,642,547	2,642,547
		Common Stock Purchase Warrant (28,000 Shares)		536,000	536,000

			12,000,000	11,795,506	11,795,506
Minco Technology Labs, LLC (3%)*	Semiconductor Distribution	Subordinated Note (13% Cash, 3.25% PIK, Due 05/16)	5,060,188	4,938,707	4,938,707
		Class A Units (5,000 Units)		500,000	500,000

			5,060,188	5,438,707	5,438,707

F-7

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)

Novolyte Technologies, Inc. (5%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	$7,677,817	$7,569,278	$7,569,278
		Preferred Units (641 units)		640,818	640,818
		Common Units (24,522 units)		160,204	116,882

			7,677,817	8,370,300	8,326,978
Syrgis Holdings, Inc. (2%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,016,269	2,999,103	2,999,103
		Common Units (2,114 units)		1,000,000	945,400

			3,016,269	3,999,103	3,944,503
TBG Anesthesia Management, LLC (4%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	7,500,000	7,128,899	7,128,899
		Warrant (263 shares)		276,100	334,400

			7,500,000	7,404,999	7,463,299
TrustHouse Services Group, Inc. (3%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,417,962	4,356,393	4,356,393
		Class A Units (1,495 units)		475,000	448,400
		Class B Units (79 units)		25,000	–

			4,417,962	4,856,393	4,804,793
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (3%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,676,512	4,676,512
		Subordinated Note (17.5% Cash, Due 03/14)	810,588	795,163	795,163
		Common Units – RTIR (11 units)		200,000	–
		Common Stock Warrants - TIR (7 shares)		321,000	–

			5,810,588	5,992,675	5,471,675
Twin-Star International, Inc. (3%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 1% PIK, Due 04/14)	4,500,000	4,459,091	4,459,091
		Senior Note (4.53%, Due 04/13)	1,174,751	1,174,751	1,174,751

			5,674,751	5,633,842	5,633,842
Wholesale Floors, Inc. (1%)*	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,581,667	3,381,196	2,463,700
		Membership Interest Purchase Warrant (4.0)%		132,800	–

			3,581,667	3,513,996	2,463,700
Yellowstone Landscape Group, Inc. (6%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	11,550,741	11,367,315	11,367,315

			11,550,741	11,367,315	11,367,315
Zoom Systems (4%)*	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,094,155	7,916,898	7,916,898

			8,094,155	7,916,898	7,916,898

Subtotal Non–Control / Non–Affiliate Investments			176,578,820	180,441,851	180,835,768

F-8

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)

Affiliate Investments:
AP Services, Inc. (4%)*	Fluid Sealing Supplies and Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	$5,805,156	$5,689,156	$5,689,156
		Class A Units (933 Units)		933,333	933,333
		Class B Units (496 Units)		–	–

			5,805,156	6,622,489	6,622,489
Asset Point, LLC (3%)*	Asset Management Software Provider	Senior Note (12% Cash, 5% PIK, Due 03/13)	5,683,331	5,625,993	5,625,993
		Senior Note (12% Cash, 2% PIK, Due 07/15)	602,102	602,102	602,102
		Membership Units (10 units)		500,000	–

			6,285,433	6,728,095	6,228,095
Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment	Common Stock (34,100 shares)		200,000	860,900
	Manufacturer	Common Stock Warrant (1,000 shares)		–	25,200

				200,000	886,100
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine	Oil and Gas Services	Subordinated Note – Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,732,141	3,201,400
Street”)(4) (2%)*		Common Unit Warrants – Brantley Transportation (4,560 common units)		33,600	–
		Preferred Units – Pine Street (200 units)		200,000	–
		Common Unit Warrants – Pine Street (2,220 units)		–	–

			3,800,000	3,965,741	3,201,400
Dyson Corporation (1%)*	Custom Forging and Fastener Supplies	Class A Units (1,000,000 units)		1,000,000	2,124,300

				1,000,000	2,124,300
Equisales, LLC (4%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,061,543	6,014,208	6,014,208
		Class A Units (500,000 units)		480,900	698,100

			6,061,543	6,495,108	6,712,308
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	534,000

				563,602	534,000
Technology Crops International (3%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,266,020	5,179,719	5,179,719
		Common Units (50 Units)		500,000	463,100

			5,266,020	5,679,719	5,642,819

F-9

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)

Waste Recyclers Holdings, LLC (3%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	$4,658,891	$4,063,755	$4,035,999
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	7,958,076	7,125,569	–
		Class A Preferred Units (300 Units)		2,251,100	–
		Class B Preferred Units (985,372 Units)		985,372	–
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	–
		Common Units (153,219 Units)		180,783	–

			12,616,967	15,355,479	4,035,999

Subtotal Affiliate Investments			39,835,119	46,610,233	35,987,510
Control Investments:
FCL Graphics, Inc. (1%)*	Commercial Printing Services	Senior Note (3.79% Cash, 2% PIK, Due 9/11)	1,501,481	1,498,438	1,498,438
		Senior Note (7.79% Cash, 2% PIK, Due 9/11)	2,034,809	2,030,365	1,094,300
		2nd Lien Note (2.79% Cash, 8% PIK, Due 12/11)	3,400,234	2,995,771	–
		Preferred Shares (35,000 shares)		–	–
		Common Shares (4,000 shares)		–	–
		Members Interests (3,839 Units)		–	–

			6,936,524	6,524,574	2,592,738
Fire Sprinkler Systems, Inc. (0%)*	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/11)	2,884,296	2,455,569	750,000
		Common Stock (295 shares)		294,624	–

			2,884,296	2,750,193	750,000
Fischbein, LLC (11%)*	Packaging and Materials Handling Equipment	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)	5,002,291	4,917,670	4,917,670
	Manufacturer	Class A-1 Common Units (52.5% of Units)		558,140	2,032,600
		Class A Common Units (4,200,000 units)		4,200,000	12,305,500

			5,002,291	9,675,810	19,255,770
Weave Textiles, LLC (1%)*	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)	301,613	301,613	301,613
		Membership Units (425 units)		855,000	855,000

			301,613	1,156,613	1,156,613

Subtotal Control Investments			15,124,724	20,107,190	23,755,121

Total Investments, September 30, 2010 (135%)*			$231,538,663	$247,159,274	$240,578,399

 * Value as a percent of net assets

(1) All debt investments are income producing. Common stock, preferred stock and all warrants are non–income producing.

(2) Disclosures of interest rates on notes include cash interest rates and payment–in–kind (“PIK”) interest rates.

(3) All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4) Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

F-10

TRIANGLE CAPITAL CORPORATION
Consolidated Schedule of Investments
December 31, 2009

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)

Non–Control / Non–Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)*	Specialty Trade Contractors	Subordinated Note- AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,173,098	$3,173,098
		Subordinated Note- AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,965,757	1,965,757
		Common Stock-PHM (128,571 shares)		128,571	106,900
		Common Stock Warrants-AA (455 shares)		142,361	656,700

			5,219,177	5,409,787	5,902,455
American De-Rosa Lamparts, LLC and Hallmark Lighting (3%)*	Wholesale and Distribution	Subordinated Note (11.5% Cash, 3.75% PIK, Due 10/13)	8,861,819	8,244,709	3,893,299

			8,861,819	8,244,709	3,893,299
American Direct Marketing Resources, LLC (3%)*	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,157,458	4,088,475	4,088,475

			4,157,458	4,088,475	4,088,475
Art Headquarters, LLC (2%)*	Retail, Wholesale and Distribution	Subordinated Note (12% Cash, 2% PIK, Due 01/10)	2,116,822	2,116,822	2,116,822
		Membership unit warrants (15% of units (150 units))		40,800	220,000

			2,116,822	2,157,622	2,336,822
Assurance Operations Corporation (2%)*	Auto Components / Metal Fabrication	Senior Note (6% Cash, Due 06/11)	2,484,000	2,034,000	2,034,000
		Common Stock (300 shares)		300,000	–

			2,484,000	2,334,000	2,034,000
CRS Reprocessing, LLC (2%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	3,005,333	2,929,233	2,929,233
		Common Unit Warrant (107 Units)		23,600	23,600

			3,005,333	2,952,833	2,952,833
CV Holdings, LLC (9%)*	Specialty Healthcare Products	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,221,670	10,391,652	10,391,652
	Manufacturer	Royalty rights		874,400	949,300

			11,221,670	11,266,052	11,340,952
Electronic Systems Protection, Inc. (3%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,120,913	3,096,783	2,869,000
		Senior Note (8.3% Cash, Due 01/14)	895,953	895,953	895,953
		Common Stock (500 shares)		285,000	31,300

			4,016,866	4,277,736	3,796,253
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	572,300

				4,833	572,300

F-11

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)

Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (11%-12.5% PIK, Due 04/11)	$2,765,917	$2,369,744	$750,000
		Common Stock (295 shares)		294,624	––

			2,765,917	2,664,368	750,000
Frozen Specialties, Inc. (6%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,662,863	7,523,924	7,523,924

			7,662,863	7,523,924	7,523,924
Garden Fresh Restaurant Corp. (3%)*	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	811,300

			3,000,000	3,500,000	3,811,300
Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,630,774	3,124,893	1,442,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	122,389	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	–

			3,753,163	3,328,307	1,562,000
Grindmaster-Cecilware Corp. (4%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,800,791	5,689,665	5,689,665

			5,800,791	5,689,665	5,689,665
Inland Pipe Rehabilitation Holding Company LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,279,341	7,279,341
		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,699,679	3,699,679
		Membership Interest Purchase Warrant (2.9%)		853,500	3,742,900

			11,858,641	11,832,520	14,721,920
Jenkins Service, LLC (7%)*	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	7,515,221	7,392,334	7,392,334
		Convertible Note (10%, Due 04/14)	1,375,000	1,342,799	1,342,799

			8,890,221	8,735,133	8,735,133
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12% Cash, Due 03/11)	1,000,000	972,768	972,768
		Common Stock Warrants (112 shares)		58,995	1,242,800

			1,000,000	1,031,763	2,215,568
Novolyte Technologies, Inc. (6%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,366,289	7,230,970	7,230,970
		Preferred Units (600 units)		600,000	545,900
		Common Units (22,960 units)		150,000	–

			7,366,289	7,980,970	7,776,870

F-12

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)

Syrgis Holdings, Inc. (3%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	$3,337,740	$3,314,933	$3,314,933
		Common Units (2,114 units)		1,000,000	447,800

			3,337,740	4,314,933	3,762,733
TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	8,000,000	7,579,320	7,579,320
		Warrant (263 shares)		276,100	276,100

			8,000,000	7,855,420	7,855,420
TrustHouse Services Group, Inc. (4%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,351,628	4,282,621	4,282,621
		Class A Units (1,495 units)		475,000	409,700
		Class B Units (79 units)		25,000	–

			4,351,628	4,782,621	4,692,321
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (4%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,625,242	4,625,242
		Common Units – RTIR (11 units)		200,000	8,000
		Common Stock Warrants – TIR (7 shares)		321,000	34,700

			5,000,000	5,146,242	4,667,942
Twin-Star International, Inc. (4%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,450,037	4,168,000
		Senior Note (4.29%, Due 04/13)	1,287,564	1,287,564	1,145,000

			5,787,564	5,737,601	5,313,000
Wholesale Floors, Inc. (3%)*	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,500,000	3,363,335	3,363,335
		Membership Interest Purchase Warrant (4.0%)		132,800	39,800

			3,500,000	3,496,135	3,403,135
Yellowstone Landscape Group, Inc. (9%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	11,294,699	11,080,907	11,080,907

			11,294,699	11,080,907	11,080,907
Zoom Systems (6%)*	Retail Kiosk Operator	Subordinated Note (12.5% Cash, 1.5% PIK, Due 12/14)	8,002,667	7,802,667	7,802,667

			8,002,667	7,802,667	7,802,667

Subtotal Non–Control / Non–Affiliate Investments			142,455,328	143,239,223	138,281,894

Affiliate Investments:
Asset Point, LLC (4%)*	Asset Management Software Provider	Subordinated Note (12% Cash, 7% PIK, Due 03/13)	5,417,830	5,346,346	5,346,346
		Membership Units (10 units)		500,000	173,600

			5,417,830	5,846,346	5,519,946

F-13

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)

Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment	Common Stock (34,100 shares)		$200,000	$542,400
	Manufacturer	Common Stock Warrant (1,000 shares)		–	14,000

				200,000	556,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (1%)*	Oil and Gas Services	Subordinated Note – Brantley Transportation (14% Cash, Due 12/12)	$3,800,000	3,713,247	1,400,000
		Common Unit Warrants – Brantley Transportation (4,560 common units)		33,600	–
		Preferred Units – Pine Street (200 units)		200,000	–
		Common Unit Warrants – Pine Street (2,220 units)		–	–

			3,800,000	3,946,847	1,400,000
Dyson Corporation (10%)*	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	10,000,000	9,833,080	9,833,080
		Class A Units (1,000,000 units)		1,000,000	2,634,700

			10,000,000	10,833,080	12,467,780
Equisales, LLC (6%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,547,511	6,479,476	6,479,476
		Class A Units (500,000 units)		500,000	1,375,700

			6,547,511	6,979,476	7,855,176
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	2,571,600

				308,333	2,571,600
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,300

				563,602	641,300
Technology Crops International (4%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,070,492	4,973,767	4,973,767
		Common Units (50 Units)		500,000	500,000

			5,070,492	5,473,767	5,473,767
Waste Recyclers Holdings, LLC (7%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	4,116,978	4,048,936	4,048,936
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,734,318	5,666,275	4,920,000
		Class A Preferred Units (300 Units)		2,251,100	–
		Class B Preferred Units (886,835 Units)		886,835	281,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	–
		Common Units (153,219 Units)		180,783	–

			9,851,296	13,782,829	9,249,936

Subtotal Affiliate Investments			40,687,129	47,934,280	45,735,905

F-14

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)

Control Investments:
FCL Graphics, Inc. (3%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	$1,562,891	$1,558,472	$1,514,200
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,005,114	1,999,592	1,943,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,200,672	2,994,352	823,000
		Preferred Shares (35,000 shares)		–	–
		Common Shares (4,000 shares)		–	–
		Members Interests (3,839 Units)		–	–

			6,768,677	6,552,416	4,281,000
Fischbein, LLC (10%)*	Packaging and Materials Handling Equipment	Subordinated Note (12% Cash, 6.5% PIK, Due 05/13)	7,595,671	7,490,171	7,490,171
	Manufacturer	Class A-1 Common Units (52.5% of Units)		525,000	1,122,300
		Class A Common Units (4,200,000 units)		4,200,000	4,406,700

			7,595,671	12,215,171	13,019,171

Subtotal Control Investments			14,364,348	18,767,587	17,300,171

Total Investments, December 31, 2009 (156%)*			$197,506,805	$209,941,090	$201,317,970

 * Value as a percent of net assets

(1) All debt investments are income producing. Common stock, preferred stock and all warrants are non–income producing.

(2) Disclosures of interest rates on subordinated notes include cash interest rates and payment–in–kind (“PIK”) interest rates.

(3) All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4) Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

F-15

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Consolidated Financial Statements

1.	ORGANIZATION, BASIS OF PRESENTATION AND BUSINESS

Organization

Triangle Capital Corporation and its wholly owned subsidiaries, including Triangle Mezzanine Fund LLLP (the “Fund”) and Triangle Mezzanine Fund II LP (“Fund II”) (collectively, the “Company”) operate as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Fund and Fund II are specialty finance limited partnerships formed to make investments primarily in middle market companies located throughout the United States. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). On May 26, 2010, Fund II obtained its license to operate as an SBIC. As SBICs, both the Fund and Fund II are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

The Company currently operates as a closed–end, non–diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its board of directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund and Fund II. Neither the Fund nor Fund II consolidates portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2009. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures (“Topic 820”). This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic (“Subtopic 820-10”) of the FASB Standards Codification, originally issued as FASB Statement No. 157, Fair Value Measurements. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. The Company adopted these changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on the Company’s financial position or results of operations.

F-16

2.	INVESTMENTS

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

September 30, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$213,445,647	86%	$197,646,525	82%
Senior debt	8,846,756	4	7,910,691	3
Equity shares	20,136,497	8	27,126,983	11
Equity warrants	3,855,974	2	6,525,000	3
Royalty rights	874,400	–	1,369,200	1

	$247,159,274	100%	$240,578,399	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	–	949,300	–

	$209,941,090	100%	$201,317,970	100%

During the three months ended September 30, 2010, the Company made three new investments totaling approximately $26.1 million and four investments in existing portfolio companies totaling approximately $3.9 million. During the nine months ended September 30, 2010, the Company made nine new investments totaling approximately $69.7 million and twelve investments in existing portfolio companies totaling approximately $18.5 million.

During the three months ended September 30, 2009, the Company made three new investments totaling $18.8 million. During the nine months ended September 30, 2009, the Company made four new investment totaling $24.0 million and five investments in existing portfolio companies totaling approximately $4.0 million.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the

F-17

valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment–in–kind (“PIK”) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, (iv) publicly available information regarding current pricing and credit metrics for similar proposed and executed investment transactions of private companies and, (v) when management believes a relevant comparison exists, current pricing and credit metrics for similar proposed and executed investment transactions of publicly traded debt.

In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) publicly available information regarding the valuation of the securities based on recent sales in comparable transactions of private companies and, (iii) when management believes there are comparable companies that are publicly traded, a review of these publicly traded companies and the market multiple of their equity securities.

The following table presents the Company’s financial instruments carried at fair value as of September 30, 2010 and December 31, 2009, on the consolidated balance sheet by ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at September 30, 2010
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$–	$–	$240,578,399	$240,578,399

	$–	$–	$240,578,399	$240,578,399

	Fair Value at December 31, 2009
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$–	$–	$201,317,970	$201,317,970

	$—	$—	$201,317,970	$201,317,970

F-18

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended September 30, 2010 and 2009:

	Nine Months Ended	Nine Months Ended
	September 30, 2010	September 30, 2009

Fair value of portfolio, beginning of period	$201,317,970	$182,105,291
New investments	88,215,263	27,943,735
Loan origination fees received	(1,713,818)	(540,000)
Proceeds from sale of investment	(5,416,123)	(1,888,384)
Net gains on sale of investment	1,899,034	848,164
Principal repayments received	(48,559,151)	(7,400,722)
Payment–in–kind interest earned	4,476,251	3,587,786
Payment–in–kind interest received	(3,226,488)	(1,579,429)
Accretion of loan discounts	477,513	306,075
Accretion of deferred loan origination revenue	1,065,703	443,135
Unrealized gains (losses) on investments	2,042,245	(15,434,615)

Fair value of portfolio, end of period	$240,578,399	$188,391,036

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Net pre-tax unrealized gains on investments of $884,000 and $1,452,000, respectively, during the three and nine months ended September 30, 2010 are related to portfolio company investments that were still held by the Company as of September 30, 2010. Net pre-tax unrealized losses on investments of $4,580,000 and $15,509,000, respectively, during the three and nine months ended September 30, 2009 are related to portfolio company investments that were still held by the Company as of September 30, 2009.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2010, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 25% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2010. For the quarter ended June 30, 2010, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2010. For the quarter ended September 30, 2010, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2010.

For the quarter ended March 31, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2009. For the quarter ended June 30, 2009, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 20% of the total investments at fair value (exclusive of the fair

F-19

value of new investments made during the quarter) as of June 30, 2009. For the quarter ended September 30, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 24% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2009.

Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity–related securities from the borrower. The Company determines the cost basis of the warrants or other equity–related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity–related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non–Control/Non–Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non- accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex–dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are generally recorded into income when the respective prepayment or loan amendment occurs. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

F-20

Payment-in-Kind Interest

The Company holds loans in its portfolio that contain a payment–in–kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain the Company’s status as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as Amended (the “Code”), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or through a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Concentration of Credit Risk

The Company’s investees are generally lower middle–market companies in a variety of industries. At both September 30, 2010 and December 31, 2009, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

3.	INCOME TAXES

Triangle Capital Corporation has elected for federal income tax purposes to be treated as a RIC under Subchapter M of the Code. As a RIC, so long as certain minimum distribution, source-of-income and asset diversification requirements are met, income taxes are generally required to be paid only on the portion of taxable income and gains that are not distributed (actually or constructively) and on certain built-in gains.

The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”) each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass–through entities) while satisfying the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass–through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

F-21

For federal income tax purposes, the cost of investments owned at September 30, 2010 was approximately $249.5 million.

4.	LONG–TERM DEBT

At September 30, 2010 and December 31, 2009, the Company had the following debentures guaranteed by the SBA outstanding:

		Prioritized
		Return	September 30,	December 31,
Issuance/Pooling Date	Maturity Date	(Interest) Rate	2010	2009

SBA Debentures:
September 22, 2004	September 1, 2014	5.539%	$–	$8,700,000
March 23, 2005	March 1, 2015	5.893%	–	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
March 28, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000	6,410,000
September 24, 2008	September 1, 2018	6.580%	4,840,000	4,840,000
September 24, 2008	September 1, 2018	6.442%	46,060,000	46,060,000
March 25, 2009	March 1, 2019	5.337%	22,000,000	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000	6,800,000
September 22, 2010	September 1, 2020	3.932%	8,690,000	–
September 22, 2010	September 1, 2020	3.621%	19,400,000	–
September 22, 2010	September 1, 2020	3.500%	4,500,000	–
SBA LMI Debentures:
September 14, 2010	March 1, 2016	2.508%	6,821,466	–

			$139,021,466	$121,910,000

Interest payments on SBA debentures are payable semi–annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre–payment penalties no longer apply to debentures issued after September 1, 2006. The Company’s SBA Low or Moderate Income (“LMI”) debentures are five-year deferred interest debentures that are issued at a discount to par. The accretion of discount on SBA LMI debentures is included in interest expense in the Company’s consolidated financial statements.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to three times the amount of its regulatory capital. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures that can be issued by a single SBIC is $150.0 million and by a group of SBICs under common control is $225.0 million. As of September 30, 2010, the Fund has issued $127.7 million of SBA guaranteed debentures and has the current capacity to issue up to the statutory maximum of $150.0 million, subject to SBA approval. As of September 30, 2010, Fund II has issued $12.3 million in face amount of SBA guaranteed debentures, has a leverage commitment from the SBA to issue up to $53.4 million of SBA guaranteed debentures, and has the capacity to issue up to the statutory maximum of $75.0 million, subject to SBA approval. In addition to a one–time 1.0% fee on the total commitment from the SBA, the Company also pays a one–time 2.425% fee on the amount of each SBA debenture issued and a one-time 2.0% fee on the amount of each SBA LMI debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of September 30, 2010, and December 31, 2009 were 5.29% and 5.77%, respectively. As of September 30, 2010, all SBA-guaranteed debentures have been pooled and assigned fixed 10-year rates. The weighted average interest rate as of December 31, 2009 included $115.1 million of pooled SBA-guaranteed debentures with a

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weighted average fixed interest rate of 6.03% and $6.8 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.41%.

5.	EQUITY-BASED COMPENSATION

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board of Directors (or Compensation Committee, if delegated administrative authority by the Board of Directors) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

The following table presents information with respect to the Plan for the nine months ended September 30, 2010 and 2009:

	Nine Months Ended		Nine Months Ended
	September 30, 2010		September 30, 2009

		Weighted-Average		Weighted-Average
	Number of	Grant-Date Fair	Number of	Grant-Date Fair
	Shares	Value per Share	Shares	Value per Share

Unvested shares, beginning of period	219,813	$10.76	110,800	$11.11
Shares granted during the period	152,944	$12.01	144,812	$10.58
Shares vested during the period	(70,059)	$10.72	(35,799)	$11.11

Unvested shares, end of period	302,698	$11.40	219,813	$10.76

In the three and nine months ended September 30, 2010, the Company recognized equity-based compensation expense of approximately $0.3 million and $0.8 million, respectively. In the three and nine months ended September 30, 2009, the Company recognized equity-based compensation expense of approximately $0.2 million and $0.5 million, respectively. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations.

As of September 30, 2010, there was approximately $2.8 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 2.5 years.

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6.	FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the nine months ended September 30, 2010 and 2009:

	Nine Months Ended September 30,
	2010	2009

Per share data:
Net asset value at beginning of period	$11.03	$13.22
Net investment income(1)	1.16	1.25
Net realized gains on investments(1)	0.16	0.11
Net unrealized appreciation (depreciation) on investments(1)	0.20	(1.87)

Total increase (decrease) from investment operations(1)	1.52	(0.51)

Cash dividends/distributions declared	(1.23)	(1.26)
Shares issued pursuant to Dividend Reinvestment Plan	0.05	–
Common stock offerings	0.67	(0.65)
Stock-based compensation	0.07	0.06
Income tax provision(1)	(0.01)	–
Grant of restricted shares	(0.14)	(0.20)
Other(2)	0.03	(0.06)

Net asset value at end of period	$11.99	$10.60

Market value at end of period(3)	$15.98	$12.34

Shares outstanding at end of period	14,885,134	9,827,942
Net assets at end of period	$178,428,821	$104,216,187
Average net assets	$133,569,376	$94,993,552
Ratio of total expenses to average net assets (annualized)	12%	14%
Ratio of net investment income to average net assets (annualized)	14%	14%
Portfolio turnover ratio	25%	5%
Total Return(4)	42%	33%

(1) Weighted average basic per share data.

(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)	Total return equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. Total return is not annualized.

7.	SUBSEQUENT EVENTS

In October 2010, the Company invested $10.8 million in Infrastructure Corporation of America (“ICA”) consisting of subordinated debt with warrants. ICA maintains public transportation infrastructure, including roadways, bridges, toll ways, rest areas and welcome centers. This investment is in support of ICA’s

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acquisition of full-service engineering firm Florence & Hutcheson, which adds planning, design-build, civil, geotechnical, environmental, construction engineering and inspection, and water resources to ICA’s existing services. Under the terms of the investments, ICA will pay interest on the subordinated debt at a rate of 13% per annum.

In October 2010, the Company invested $6.0 million in subordinated debt of McKenzie Sports Products, LLC (“McKenzie”). McKenzie is the largest designer and manufacturer of taxidermy forms and supplies used to mount hunting and fishing trophies in the United States. Under the terms of the investments, McKenzie will pay interest on the subordinated debt at a rate of 14% per annum.

In October 2010, in connection with a restructuring of Waste Recyclers Holdings, LLC (“Waste Recyclers”), the Company exchanged subordinated notes in Waste Recyclers with a cost of approximately $11.2 million for Preferred Units in Waste Recyclers with a fair value of approximately $3.8 million. In connection with this restructuring, the Company recognized a net realized loss of approximately $7.4 million related to the exchange.

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PROSPECTUS

$300,000,000

Common Stock

We may offer, from time to time, up to $300,000,000 worth of our common stock, $0.001 par value per share in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On May 5, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual stockholders meeting. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is listed on the Nasdaq Global Market under the symbol “TCAP.” On June 7, 2010, the last reported sale price of our common stock on the Nasdaq Global Market was $13.42 per share.

Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 14.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, or by telephone at (919) 719-4770 or on our website at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is August 12, 2010.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its initial public offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in this prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Triangle Mezzanine Fund II LP, or Triangle SBIC II, is a recently formed, wholly owned subsidiary of Triangle Capital Corporation that is licensed by the SBA to operate as an SBIC. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our,” the “Company” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II, currently existing.

Triangle Capital Corporation

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company generally has annual revenues between $20.0 and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We intend to continue to make investments through our two wholly owned SBIC subsidiaries and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, in order to enhance returns to our stockholders. As of March 31, 2010, we had investments in 38 portfolio companies, with an aggregate cost of $218.9 million.

Our principal executive offices are located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular meetings of the board of directors. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Our Investment Portfolio

As of March 31, 2010, we had investments in 38 portfolio companies with an aggregate cost of approximately $218.9 million. As of March 31, 2010, we had no investments that represented more than 10% of the total fair value of our investment portfolio. As of March 31, 2010, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including payment-in-kind, or PIK, interest) was approximately 14.7%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.4% as of March 31, 2010. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 11.8% as of March 31, 2010. There is no assurance that the portfolio yields will remain at these levels after the offering. The following table sets forth certain unaudited information as of March 31, 2010 for each portfolio company in which we had a debt or equity investment.

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)* 620 West Baldwin Road Panama City, FL 32405	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,185,018	$3,185,018
		Subordinated Note-AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,968,934	1,968,934
		Common Stock-PHM (128,571 shares)		128,571	105,100
		Common Stock Warrants-AA (455 shares)		142,361	643,400

			5,219,177	5,424,884	5,902,452
American De-Rosa Lamparts, LLC	Wholesale and
and Hallmark Lighting (3%)*	Distribution	Subordinated Note
1945 S. Tubeway Ave.		(11.5% Cash, 3.75%
Commerce, CA 90040		PIK, Due 10/13)	9,203,983	8,251,190	3,985,700

			9,203,983	8,251,190	3,985,700
American Direct Marketing Resources, LLC (3%) 400 Chesterfield Center, Suite 500 Chesterfield, MO 63017	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,188,639	4,122,062	4,122,062

			4,188,639	4,122,062	4,122,062

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Assurance Operations Corp. (2%)* 9341 Highway 43	Auto Components / Metal Fabrication	Senior Note (6% Cash, 8% PIK, Due 06/11)	$2,533,680	$2,083,680	$2,083,680
Killen, AL 35645		Common Stock (300 shares)		300,000	166,100

			2,533,680	2,383,680	2,249,780
Botanical Laboratories, Inc. (8%)* 1441 West Smith Road	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,762,900	9,762,900
Ferndale, WA 98248		Common Unit Warrants (998,680 Units)		474,600	474,600

			10,500,000	10,237,500	10,237,500
CRS Reprocessing, LLC (4%)*	Fluid Reprocessing Services	Subordinated Note
13551 Triton Park Blvd.		(12% Cash, 2% PIK, Due 11/14)	5,270,385	5,148,155	5,148,155
Louisville, KY 40223		Common Unit Warrant (150 Units)		33,187	33,187

			5,270,385	5,181,342	5,181,342
CV Holdings, LLC (9%)*	Specialty	Subordinated Note (12% Cash, 4%
1030 Riverfront Center	Healthcare Products	PIK, Due 09/13)	11,334,261	10,548,870	10,548,870
Amsterdam, NY 12010	Manufacturer	Royalty rights		874,400	949,300

			11,334,261	11,423,270	11,498,170
Electronic Systems Protection, Inc. (3%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,136,518	3,113,089	2,888,901
		Senior Note (8.3% Cash, Due 01/14)	888,728	888,728	888,728
		Common Stock (500 shares)		285,000	96,600

			4,025,246	4,286,817	3,874,229

Energy Hardware Holdings, LLC (0%)*	Machined Parts	Voting Units
2730 E. Phillips Road	Distribution	(4,833 units)		4,833	600,000

Greer, SC 29650				4,833	600,000
Fire Sprinkler Systems, Inc. (1%)* 705 E. Harrison Street, Suite 200	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/11)	2,765,917	2,373,242	750,000
Corona, CA 92879		Common Stock (370 shares)		369,624	—

			2,765,917	2,742,866	750,000
Frozen Specialties, Inc. (6%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,759,048	7,625,910	7,625,910

			7,759,048	7,625,910	7,625,910

Garden Fresh Restaurant Corp. (3%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	778,800

			3,000,000	3,500,000	3,778,800
Gerli & Company (1%)* 75 Stark Street Plains, PA 18705	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11) Subordinated Note	3,696,132	3,133,591	1,817,000
		(6.25% Cash, 11.75% PIK, Due 08/11)	124,073	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,820,205	3,337,005	1,937,000
Grindmaster-Cecilware Corp. (4%)* 43-05 20th Ave Long Island City, NY 11105	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,844,297	5,737,151	5,737,151

			5,844,297	5,737,151	5,737,151
Inland Pipe Rehabilitation Holding Company, LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,329,114	7,329,114
350 N. Old Woodward, Ste. 100		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,693,060	3,693,060
Birmingham, MI 48009		Membership Interest Purchase Warrant (2.9%)		853,500	3,742,900

			11,858,641	11,875,674	14,765,074
Jenkins Services, LLC (7%)* 45681 Oakbrook Ct., Ste. 113 Sterling, VA 20166	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	7,651,434	7,534,406	7,534,406
		Convertible Note (10%, Due 04/14)	1,375,000	1,344,342	1,344,342

			9,026,434	8,878,748	8,878,748

Library Systems & Services, LLC (1%)*	Municipal Business	Subordinated Note
12850 Middlebrook Road	Services	(12% Cash, Due 03/11)	1,000,000	979,277	979,277
Germantown, MD 20874		Common Stock Warrants (112 shares)		58,995	839,600

			1,000,000	1,038,272	1,818,877

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Novolyte Technologies, Inc. (6%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	$7,467,576	$7,340,921	$7,340,921
		Preferred Units (641 units)		640,818	592,500
		Common Units (24,522 units)		160,204	—

			7,467,576	8,141,943	7,933,421
Syrgis Holdings, Inc. (3%)* 1025 Mary Laidley Drive Covington, KY 41017	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,230,583	3,209,611	3,209,611
		Common Units (2,114 units)		1,000,000	665,300

			3,230,583	4,209,611	3,874,911
TBG Anesthesia Management, LLC (6%)*	Physician	Senior Note
1770 1st St., Suite 703	Management	(14% Cash, Due 11/14)	8,000,000	7,595,281	7,595,281
Highland Park, Il 60035	Services	Warrant (263 shares)		276,100	281,400

			8,000,000	7,871,381	7,876,681
TrustHouse Services Group, Inc. (4%)* 21 Armory Drive	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,373,386	4,306,785	4,306,785
Wheeling, WV 26003		Class A Units (1,495 units)		475,000	386,100
		Class B Units (79 units)		25,000	—

			4,373,386	4,806,785	4,692,885
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,641,748	4,641,748
(“RTIR”) (4%)*		Common Units — RTIR (11 units)		200,000	—
4111 S. Darlington Ave, Suite 1000		Common Stock Warrants — TIR
Tulsa, OK 74135,		(7 shares)		321,000	—

			5,000,000	5,162,748	4,641,748
Twin-Star International, Inc. (4%)* 115 S.E. 4th Avenue	Consumer Home Furnishings	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,452,967	4,420,000
Delray Beach, FL 33483	Manufacturer	Senior Note (4.25%, Due 04/13)	1,246,851	1,246,851	1,192,700

			5,746,851	5,699,818	5,612,700
Wholesale Floors, Inc. (3%)* 8855 N. Black Canyon Highway Phoenix, AZ 85021	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,500,000	3,369,106	3,369,106
		Membership Interest Purchase Warrant (4.0)%		132,800	34,500

			3,500,000	3,501,906	3,403,606
Yellowstone Landscape Group, Inc. (9%)*	Landscaping	Subordinated Note
220 Elm Street New Canaan, CT 06840	Services	(12% Cash, 3% PIK, Due 04/14)	11,379,409	11,175,441	11,175,441

			11,379,409	11,175,441	11,175,441
Zoom Systems (6%)* 22 Fourth Street., Floor 16 San Francisco, CA 94103	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,032,711	7,840,060	7,840,060

			8,032,711	7,840,060	7,840,060
Subtotal Non — Control / Non — Affiliate Investments			154,080,429	154,460,897	149,994,248

Affiliate Investments:
Asset Point, LLC (4%)* 770 Pelham Road, Suite 200	Asset Management Software Provider	Senior Note (12% Cash, 7% PIK, Due 03/13)	5,485,835	5,418,928	5,418,928
Greenville, SC 29615		Membership Units (10 units)		500,000	—

			5,485,835	5,918,928	5,418,928
Axxiom Manufacturing, Inc (1%)* 11927 South Highway 6	Industrial Equipment	Common Stock (34,100 shares)
Fresno, TX 77545	Manufacturer	Common Stock Warrant		200,000	635,800
		(1,000 shares)		—	18,600

				200,000	654,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (2%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note — Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,719,360	1,958,000
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units — Pine Street (200 units)		200,000	—
		Common Unit Warrants —
		Pine Street (2,220 units)		—	—

			3,800,000	3,952,960	1,958,000

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Dyson Corporation (6%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	$6,000,000	$5,904,530	$5,904,530
		Class A Units (1,000,000 units)		1,000,000	2,394,200

			6,000,000	6,904,530	8,298,730
Equisales, LLC (6%)* 13811 Cullen Blvd. Houston, TX 77047	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,613,204	6,551,866	6,551,866
		Class A Units (500,000 units)		500,000	1,440,500

			6,613,204	7,051,866	7,992,366
Flint Acquisition Corporation (3%)* 115 Todd Court Thomasville, NC 27360	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	3,350,600

				308,333	3,350,600

Genapure Corporation (0%)* 1205 Industrial Blvd. 18966 Southampton, PA	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,400

				563,602	641,400

Technology Crops International (4%)* 7996 North Point Blvd. Winston-Salem NC 27106	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,134,137	5,040,785	5,040,785
		Common Units (50 Units)		500,000	500,000

			5,134,137	5,540,785	5,540,785
Waste Recyclers Holdings, LLC (4%)* 261 Highway 20 East. Suites A, B & D. Freeport, FL 32439	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	4,276,511	4,053,730	4,053,730
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,956,523	5,671,070	1,558,270
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		985,372	—
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			10,233,034	13,890,955	5,612,000

Subtotal Affiliate Investments			37,266,210	44,331,959	39,467,209

Control Investments:
FCL Graphics, Inc. (3%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	1,561,337	1,557,366	1,476,300
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,014,241	2,009,067	1,905,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,265,134	2,994,804	1,065,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,840,712	6,561,237	4,447,100
Fischbein, LLC (12%)* 151 Walker Road Statesville, NC 28625	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)	7,700,590	7,601,845	7,601,845
		Class A-1 Common Units (52.5% of Units)		558,140	1,290,000
		Class A Common Units (4,200,000 units)		4,200,000	6,536,900

			7,700,590	12,359,985	15,428,745

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Weave Textiles, LLC (1%)* 3700 Glenwood Avenue,	Specialty Woven Fabrics	Senior Note (12% PIK, Due 01/11)	$284,456	$284,456	$284,456
Suite 530. Raleigh, North Carolina, 27612	Manufacturer	Membership Units (425 units)		855,000	855,000

			284,456	1,139,456	1,139,456

Subtotal Control Investments			14,825,758	20,060,678	21,015,301

Total Investments, March 31, 2010 (162%)*			$206,172,397	$218,853,534	$210,476,758

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and PIK interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

Formation

Triangle Capital Corporation is a Maryland corporation formed on October 10, 2006, for the purpose of acquiring 100% of the equity interests in Triangle SBIC and TML, raising capital in our IPO and thereafter operating as an internally managed BDC under the 1940 Act. Each of Triangle SBIC and Triangle SBIC II is our wholly owned subsidiary and each is licensed to do business as an SBIC.

We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.

As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” Commencing with our taxable year ended December 31, 2007, we have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders out of our current and accumulated earnings and profits. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

The Offering

We may offer, from time to time, up to $300,000,000 worth of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

We may offer shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval of our directors, including a majority of our independent directors, in certain circumstances. On May 5, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual stockholders meeting. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to issue or common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Nasdaq Global Market symbol	“TCAP”

Use of proceeds	We intend to use the net proceeds from selling our common stock to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions	We pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors.

Taxation	We have elected to be treated as a RIC. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 14 and the other information included in this prospectus, or any prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding our consolidated costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—(1)
Offering expenses	—(2)
Dividend reinvestment plan expenses	—(3)
Total stockholder transaction expenses (as a percentage of offering price)	—(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Interest payments on borrowed funds	7.41%
Other expenses	6.57	%(5)
Total annual expenses	13.98	%(6)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Other expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(6)	The total annual expenses are the sum of interest payments on borrowed funds and other expenses. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 6.09% of average total assets.

Example

The following example is required by the SEC and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$143	$391	$595	$959

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2005, 2006, 2007, 2008 and 2009 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information for the three months ended March 31, 2010 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three months ended March 31, 2010 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2010. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2005	2006	2007	2008	2009	2010
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$5,855	$6,443	$10,912	$21,056	$27,149	$7,402
Interest income from cash and cash equivalent investments	108	280	1,824	303	613	83

Total investment income	5,963	6,723	12,736	21,359	27,762	7,485
Expenses:
Interest expense	1,543	1,834	2,073	4,228	6,901	1,740
Amortization of deferred financing fees	90	100	113	255	363	96
Management fees	1,574	1,589	233	—	—	—
General and administrative expenses	58	115	3,894	6,254	6,449	1,855

Total expenses	3,265	3,638	6,313	10,737	13,713	3,691

Net investment income (loss)	2,698	3,085	6,423	10,622	14,049	3,794
Net realized gain (loss) on investments — non-control/non-affiliate	(3,500)	6,027	(760)	(1,393)	448	199
Net realized gain on investments — affiliate	—	—	141	—	—	—
Net realized gain on investments — control	—	—	—	2,829	—	—
Net unrealized appreciation (depreciation) of investments	3,975	(415)	3,061	(4,286)	(10,310)	209

Total net gain (loss) on investments	475	5,612	2,442	(2,850)	(9,862)	408
Provision for income taxes	—	—	(52)	(133)	(150)	(53)

Net increase in net assets resulting from operations	$3,173	$8,697	$8,813	$7,639	$4,037	$4,149

Net investment income per share — basic and diluted	N/A	N/A	$0.95	$1.54	$1.63	$0.32
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	$1.31	$1.11	$0.47	$0.35
Net asset value per common share	N/A	N/A	$13.74	$13.22	$11.03	$10.87
Dividends declared per common share	N/A	N/A	$0.98	$1.44	$1.62	$0.41
Capital gains distributions declared per common share	N/A	N/A	$—	$—	$0.05	$—

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2005	2006	2007	2008	2009	2010
	(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$36,617	$54,247	$113,037	$182,105	$201,318	$210,477
Cash and cash equivalents	6,067	2,556	21,788	27,193	55,200	43,273
Interest and fees receivable	50	135	305	680	677	1,240
Prepaid expenses and other current assets	—	—	47	95	287	349
Deferred offering costs	—	1,021	—	—	—	—
Property and equipment, net	—	—	34	48	29	23
Deferred financing fees	1,085	985	999	3,546	3,540	3,444

Total assets	$43,819	$58,944	$136,210	$213,667	$261,051	$258,806

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$13	$825	$1,144	$1,609	$2,222	$1,030
Interest payable	566	606	699	1,882	2,334	596
Distribution/dividends payable	—	532	2,041	2,767	4,775	4,893
Income taxes payable	—	—	52	30	59	32
Deferred revenue	75	25	31	—	75	38
Deferred income taxes	—	—	1,760	844	577	614
SBA-guaranteed debentures payable	31,800	31,800	37,010	115,110	121,910	121,910

Total liabilities	32,454	33,788	42,737	122,242	131,952	129,113
Total partners’ capital/shareholders’ equity	11,365	25,156	93,473	91,425	129,099	129,693

Total liabilities and partners’ capital/net assets	$43,819	$58,944	$136,210	$213,667	$261,051	$258,806

Other data:
Weighted average yield on investments	14.2%	13.3%	12.6%	13.2%	13.5%	13.4%
Number of portfolio companies	12	19	26	34	37	38
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	21.3%	8.3%	4.4%	6.6%	6.6%	5.6%
Interest expense and deferred financing fees	21.4	9.5	2.4	4.7	7.4	5.6

Total expenses	42.7%	17.8%	6.8%	11.3%	14.0%	11.2%

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2010. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Total investment income	$3,863,984	$5,020,091	$5,869,637	$6,605,786
Net investment income	1,913,695	2,542,442	3,211,706	2,954,435
Net increase in net assets resulting from operations	765,391	2,848,507	2,476,346	1,548,257
Net investment income per share	$0.28	$0.37	$0.46	$0.43

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009

Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

Quarter
Ended
March 31,
2010

Total investment income	$7,484,907
Net investment income	3,793,684
Net increase in net assets resulting from operations	4,149,329
Net investment income per share	$0.32

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to continue to achieve our investment objective will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to continue to identify, evaluate, invest in, and monitor companies that meet our investment criteria. We cannot assure you that we will continue to achieve our investment objective.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of recent offerings of our common stock, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay distributions and cause you to lose all or part of your investment.

Current market conditions have impacted debt and equity capital markets in the United States, and we do not expect these conditions to improve in the near future.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. While financial conditions have improved, economic activity has remained subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the commercial loan and high yield bond markets. These conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investment originations and negatively impact our operating results.

Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from management, a third party independent valuation firm and our audit committee.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our Board. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale or disposition of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in target companies. We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial and investment banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also invest in lower middle market companies.

As a result, competition for investment opportunities in lower middle market companies is intense. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our senior management team, particularly executive officers Garland S. Tucker, III, Brent P.W. Burgess and Steven C. Lilly, for the final selection, structuring, closing and monitoring of our investments. These executive officers have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Effective February 21, 2009, Messrs. Tucker, Burgess and Lilly are no longer employed by us pursuant to employment agreements. Rather, each is currently employed by us on an at-will basis.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

We experience competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We have limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the consummation of our initial public offering in February 2007, we had not operated, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we raise additional capital.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities.  Currently we, through our SBIC subsidiaries, issue debt securities guaranteed by the SBA. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock.  We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on May 5, 2010, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders (though not in conjunction with this prospectus) at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Recent healthcare reform legislation may affect our revenue and financial condition.

On March 23, 2010, the President of the United States signed into law the Patient Protection and Affordable Care Act of 2010 and on March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act, which in part modified the Patient Protection and Affordable Care Act. Together, the two Acts

serve as the primary vehicle for comprehensive health care reform in the United States. The Acts are intended to reduce the number of individuals in the United States without health insurance and effect significant other changes to the ways in which health care is organized, delivered and reimbursed. The complexities and ramifications of the new legislation are significant, and will be implemented in a phased approach beginning in 2010 and concluding in 2018. At this time, the effects of health care reform and its impact on our operations and on the business, revenues and financial condition of our portfolio companies are not yet known. Accordingly, the reform could adversely affect the cost of providing healthcare coverage generally and could adversely affect the financial success of both the portfolio companies in which we invest and us.

Our SBIC subsidiaries are licensed by the SBA, and therefore subject to SBA regulations.

Our SBIC subsidiaries are licensed to act as SBICs and are regulated by the SBA. Pursuant to SBA regulations, an SBIC can make loans to “eligible” small businesses. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. See “Regulation — Small Business Administration Regulations” for more discussion on these limitations. Compliance with SBA requirements may cause our SBIC subsidiaries, and us, as their parent, to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If our SBIC subsidiaries fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit our SBIC subsidiaries’ use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC subsidiaries from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because our SBIC subsidiaries are wholly owned.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we intend to use leverage to partially finance our investments, you will experience increased risks associated with investing in our common stock. Our SBIC subsidiaries issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiaries that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. Currently, we do not have senior securities outstanding and therefore are not limited by this ratio.

On March 31, 2010, we, had $121.9 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of 5.96%.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on our Portfolio
	(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to stockholder(1)	(25.6)%	(15.6)%	(5.6)%	4.4%	14.4%

(1)	Assumes $258.8 million in total assets, $121.9 million in debt outstanding, $121.7 million in net assets and an average cost of funds of 5.96%, which was the weighted average borrowing cost on our borrowings at March 31, 2010.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA or by borrowing from banks, or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Moreover, an SBIC may not borrow an amount in excess of three times its regulatory capital. As of March 31, 2010, Triangle SBIC had issued $121.9 million in debentures guaranteed by the SBA and has the current capacity to issue up to the statutory maximum of $150.0 million of SBA-guaranteed debentures. Triangle SBIC II has issued no SBA-guaranteed debentures and has the current capacity to issue up to the statutory maximum of $75.0 million. While we cannot presently predict whether or not we will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before our SBIC subsidiaries will be permitted to issue additional debentures guaranteed by the SBA.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of the offering and may use the net proceeds from an offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our status as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.

We have elected to be treated as a RIC under the Code, which generally will allow us to avoid being subject to corporate-level U.S. federal income tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We will be subject to a 4.0% nondeductible U.S. federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may not be able to pay you distributions, our distributions may not grow over time, and a portion of distributions paid to you may be a return of capital.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, Triangle SBIC and Triangle SBIC II’s compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal income tax purposes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for U.S. federal income tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

You may receive shares of our common stock as distributions which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a distribution in shares of our common stock instead of in cash. As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

Our SBIC subsidiaries, as SBICs, may be unable to make distributions to us that may harm our ability to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including our SBIC subsidiaries. As the majority of our investments are generally held through our SBIC subsidiaries, we will be substantially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of corporate-level U.S. federal income tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to avoid payment of U.S. federal excise tax, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we became a RIC, some or all of which we may retain, pay applicable U.S. federal income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on May 5, 2010, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so. For an illustration on the potential dilutive effect of an offering of our common stock at a price below net asset value, please see the illustration below.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value.  The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following	%	Following	%	Following
	Below NAV	Sale	Change	Sale	Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%

Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, our SBIC subsidiaries, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

We are subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. Since we have a limited operating history as a company subject to the Sarbanes-Oxley Act, we cannot assure you that our internal controls over financial reporting will continue to be effective. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources to meet future capital needs and thus may be unable to grow or meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentration than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. We rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our regulated investment company asset diversification requirements and certain SBA diversification requirements for our investments held by our two wholly-owned SBIC subsidiaries, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured debt and subordinated notes as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our second priority liens after payment in full of all obligations secured by the senior lender’s first priority liens on the collateral. There is also a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”

We believe that substantially all of our investments are qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. While financial conditions have improved, economic activity has remained subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the commercial loan and high yield bond markets.

Many of our current and/or future portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our nonperforming assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Current adverse economic conditions may also decrease the value of any collateral securing some of our debt investments and the value of our equity investments. A prolonged economic slowdown or recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in investment income, net investment income, assets, and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in privately owned middle-market businesses. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the management talents and efforts of an individual or a small group of persons. The loss of any of their key employees could affect their ability to compete effectively and harm their financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay their obligations to us, which may have an adverse affect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk, than loans made to companies who have access to traditional credit sources.

Generally, little, if any, public information is available about such companies. Therefore, we must rely on our employees’ diligence to obtain the information needed to make well-informed investment decisions. If we do not uncover material information about these companies, we may not make a fully informed investment decision, which could, in turn cause us to lose money on our investments.

Potential writedowns or losses with respect to portfolio investments existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.

As of March 31, 2010, the fair value of our non-accrual assets was approximately $13.3 million, which comprised approximately 6.3% of the total fair value of our portfolio. The fair value of these non-accrual assets was less than cost as of March 31, 2010. In addition, as of March 31, 2010, we had, on a fair value basis, approximately $13.8 million of debt investments or 6.6% of the total fair value of our portfolio, which were current with respect to scheduled interest and principal payments, but which were carried at less than cost. In light of current economic conditions, certain of our portfolio companies may be unable to service our debt investments on a timely basis. These conditions may also decrease the value of collateral securing some of our debt investments, as well as the value of our equity investments. As a result, the number of non-performing assets in our portfolio may increase, and the overall value of our portfolio may decrease, which could lead to financial losses in our portfolio and a decrease in our investment income, net investment income, dividends and assets.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates, and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our distribution rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to an Offering of Our Common Stock

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions and the amount of any particular offering, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we have and will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. At our Annual Stockholders Meeting on May 5, 2010, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

Recent developments may increase the risks associated with our business and an investment in us.

The U.S. economy and financial markets have been experiencing a high level of volatility, disruption and stress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has entered a recession, which is likely to be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions have raised the level of many of the risks described herein and could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks have led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our customers can block payments by our customers in respect of our loans to such customers. In turn, these could have adverse effects on our business, financial condition, results of operations, dividend payments, access to capital, valuation of our assets and our stock price. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future.

If, in the future we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our annual meeting of stockholders held on May 5, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. If we issue or sell shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value”, and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.

Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from management, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the Board of Directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm for any periods since December 31, 2009. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2010 is less than the fair value at the time of an offering during 2010, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Condensed Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2010 is greater than the fair value at the time of an offering during 2010, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2010, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may be volatile and fluctuate significantly.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or either of our SBIC subsidiaries’ status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.

As illustrated by recent events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of March 31, 2010, we had 11,934,594 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our Board of Directors may adopt resolutions to classify our Board of Directors so that stockholders do not elect every director on an annual basis. Also, our charter provides that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that a special meeting of stockholders may be called by the stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

In addition, subject to the provisions of the 1940 Act, our charter permits our Board of Directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Our Securities.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS

Triangle Capital Corporation is a Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed business development company under the 1940 Act.

On February 21, 2007, concurrently with the closing of our IPO, we consummated the following formation transactions:

•	Triangle Capital Corporation acquired 100% of the limited partnership interests in Triangle SBIC in exchange for approximately 1.4 million shares of Triangle’s common stock, having an aggregate value of $21,250,000 based on the IPO price. Triangle SBIC became our wholly owned subsidiary, retained its SBIC license, continues to hold its existing investments and will make new investments with the proceeds from our IPO.

•	Triangle Capital Corporation acquired 100% of the equity interests in TML, the general partner of Triangle SBIC, in exchange for 500,000 shares of Triangle’s common stock, having an aggregate value of $7,500,000 based on the IPO price.

On December 15, 2009, Triangle SBIC II was organized as a limited partnership under the laws of the State of Delaware and received its SBIC license on May 10, 2010. Triangle SBIC has made and we will continue to make new investments with the net proceeds of any offering and proceeds from SBA guaranteed debentures issued from time to time to our two wholly owned SBIC subsidiaries.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS

As a result of the IPO and the formation transactions described above, we and Triangle SBIC are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we have elected to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a BDC and our election to be treated as a RIC for federal income tax purposes have a significant impact on our operations. Some of the most important effects on our operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”

We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally are required to pay U.S. federal income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We intend to distribute to our stockholders substantially all of our income. We may, however, make deemed distributions to our stockholders of any retained net long-term capital gain. If this happens, our stockholders will be treated as if they received an actual distribution of the net capital gain and reinvested the net after-tax proceeds in us. Our stockholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the corporate-level U.S. federal income tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.” We met our minimum distribution requirements for 2007, 2008 and 2009 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

In addition, we have certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds a portion of one or more of our portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, such that our consolidated financial statements reflect our investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit us to hold certain interests in portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of a RIC’s gross income must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize our ability to qualify as a RIC and therefore cause us to incur significant amounts of corporate-level U.S. federal income tax. Where interests in LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, the income from such interests is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping us preserve our RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for U.S. federal income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies.

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings (other than SBA leverage and certain other short-term borrowings) and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

We are required to comply with the provisions of the 1940 Act applicable to business development companies.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our common stock for investment and general corporate purposes. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”

Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Market under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market, the sales price as a percentage of our net asset value, or NAV, and the distributions declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

				Premium/Discount	Premium/Discount	Cash
		Price Range		of High Sales	of Low Sales Price	Distributions
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	per Share(3)

Year ended December 31, 2008
First Quarter	$13.85	$13.40	$10.50	97%	76%	$—
Second Quarter	$13.73	$12.25	$10.81	89%	79%	$0.31
Third Quarter	$13.76	$13.75	$9.91	100%	72%	$0.35
Fourth Quarter	$13.22	$13.18	$4.00	100%	30%	$0.78
Year ended December 31, 2009
First Quarter	$12.46	$12.92	$5.21	104%	42%	$0.45 (4)
Second Quarter	$11.31	$12.38	$7.50	109%	66%	$0.40
Third Quarter	$10.60	$12.77	$10.26	120%	97%	$0.41
Fourth Quarter	$11.03	$13.28	$10.95	120%	99%	$0.41
Year ended December 31, 2010
First Quarter	$10.87	$14.53	$11.45	134%	105%	$0.41

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

(4)	Includes a capital gains distribution of $0.05 per share declared on February 1, 2009.

The last reported price for our common stock on June 7, 2010 was $13.42 per share. As of June 7, 2010, we had 64 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.

We intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our Board of Directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gain, to the extent that such taxable income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gain in excess of realized net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our net capital gain for the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We may retain for investment some or all of our net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gain we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gain deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gain. We may, in the future, make actual distributions to our stockholders of our net capital gain. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We will report the U.S. federal income tax characteristics of all distributions to our stockholders, as appropriate, on IRS Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected historical financial and other data below reflects the consolidated operations of Triangle Capital Corporation and its subsidiaries, including Triangle SBIC and Triangle SBIC II. The selected financial data at and for the fiscal years ended December 31, 2005, 2006, 2007, 2008 and 2009 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. Financial information prior to our initial public offering in 2007 is that of Triangle SBIC, which is Triangle Capital Corporation’s predecessor. Interim financial information for the three months ended March 31, 2010 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three months ended March 31, 2010 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2010. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2005	2006	2007	2008	2009	2010
	(Dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$5,855	$6,443	$10,912	$21,056	$27,149	$7,402
Interest income from cash and cash equivalent investments	108	280	1,824	303	613	83

Total investment income	5,963	6,723	12,736	21,359	27,762	7,485
Expenses:
Interest expense	1,543	1,834	2,073	4,228	6,901	1,740
Amortization of deferred financing fees	90	100	113	255	363	96
Management fees	1,574	1,589	233	—	—	—
General and administrative expenses	58	115	3,894	6,254	6,449	1,855

Total expenses	3,265	3,638	6,313	10,737	13,713	3,691

Net investment income (loss)	2,698	3,085	6,423	10,622	14,049	3,794
Net realized gain (loss) on investments — non-control/non-affiliate	(3,500)	6,027	(760)	(1,393)	448	199
Net realized gain on investments — affiliate	—	—	141	—	—	—
Net realized gain on investments — control	—	—	—	2,829	—	—
Net unrealized appreciation (depreciation) of investments	3,975	(415)	3,061	(4,286)	(10,310)	209

Total net gain (loss) on investments	475	5,612	2,442	(2,850)	(9,862)	408
Provision for income taxes	—	—	(52)	(133)	(150)	(53)

Net increase in net assets resulting from operations	$3,173	$8,697	$8,813	$7,639	$4,037	$4,149

Net investment income per share— basic and diluted	N/A	N/A	$0.95	$1.54	$1.63	$0.32
Net increase in net assets resulting from operations per share— basic and diluted	N/A	N/A	$1.31	$1.11	$0.47	$0.35
Net asset value per common share	N/A	N/A	$13.74	$13.22	$11.03	$10.87
Dividends declared per common share	N/A	N/A	$0.98	$1.44	$1.62	$0.41
Capital gains distributions declared per common share	N/A	N/A	$—	$—	$0.05	$—

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2005	2006	2007	2008	2009	2010
			(Dollars in thousands)

Balance sheet data:
Assets:
Investments at fair value	$36,617	$54,247	$113,037	$182,105	$201,318	$210,477
Cash and cash equivalents	6,067	2,556	21,788	27,193	55,200	43,273
Interest and fees receivable	50	135	305	680	677	1,240
Prepaid expenses and other current assets	—	—	47	95	287	349
Deferred offering costs	—	1,021	—	—	—	—
Property and equipment, net	—	—	34	48	29	23
Deferred financing fees	1,085	985	999	3,546	3,540	3,444

Total assets	$43,819	$58,944	$136,210	$213,667	$261,051	$258,806

Liabilities and partners’ capital/net assets:
Accounts payable and accrued liabilities	$13	$825	$1,144	$1,609	$2,222	$1,030
Interest payable	566	606	699	1,882	2,334	596
Distribution/dividends payable	—	532	2,041	2,767	4,775	4,893
Income taxes payable	—	—	52	30	59	32
Deferred revenue	75	25	31	—	75	38
Deferred income taxes	—	—	1,760	844	577	614
SBA-guaranteed debentures payable	31,800	31,800	37,010	115,110	121,910	121,910

Total liabilities	32,454	33,788	42,737	122,242	131,952	129,113
Total partners’ capital/shareholders’ equity	11,365	25,156	93,473	91,425	129,099	129,693

Total liabilities and partners’ capital/net assets	$43,819	$58,944	$136,210	$213,667	$261,051	$258,806

Other data:
Weighted average yield on investments	14.2%	13.3%	12.6%	13.2%	13.5%	13.4%
Number of portfolio companies	12	19	26	34	37	38
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	21.3%	8.3%	4.4%	6.6%	6.6%	5.6%
Interest expense and deferred financing fees	21.4	9.5	2.4	4.7	7.4	5.6

Total expenses	42.7%	17.8%	6.8%	11.3%	14.0%	11.2%

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the nine quarters ended with the quarter ended March 31, 2010. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Total investment income	$3,863,984	$5,020,091	$5,869,637	$6,605,786
Net investment income	1,913,695	2,542,442	3,211,706	2,954,435
Net increase in net assets resulting from operations	765,391	2,848,507	2,476,346	1,548,257
Net investment income per share	$0.28	$0.37	$0.46	$0.43

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009

Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase (decrease) in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

Quarter
Ended
March 31,
2010

Total investment income	$7,484,907
Net investment income	3,793,684
Net increase in net assets resulting from operations	4,149,329
Net investment income per share	$0.32

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus.

The following discussion is designed to provide a better understanding of our consolidated financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. As discussed further in Note 1 to our financial statements, on February 21, 2007, concurrent with the closing of our IPO, we acquired Triangle SBIC and Triangle SBIC’s General Partner, TML, in exchange for shares of our common stock. These acquisitions constituted an exchange of shares between entities under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations, the financial data and information discussed herein for the year ended December 31, 2007 are presented as if the acquisition had occurred as of January 1, 2007.

The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.

Overview of our Business

We are a Maryland corporation which has elected to be treated and operates as an internally managed BDC, under the 1940 Act. Our wholly owned subsidiary, Triangle SBIC, is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA, and has also elected to be treated as a BDC under the 1940 Act. On December 15, 2009, Triangle SBIC II was organized as a limited partnership under the laws of the state of Delaware and received its SBIC license on May 10, 2010. We, Triangle SBIC, and Triangle SBIC II invest primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States.

Our business is to provide capital to lower middle market companies in the United States. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company generally has annual revenues between $20.0 and $100.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 and $20.0 million.

We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests. Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.

We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 12.0% and 17.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind, or PIK, interest, that is not paid currently but that is accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of both March 31, 2010, and December 31, 2009, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including PIK interest) was approximately 14.7%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.4% and 13.5% as of March 31, 2010 and December 31, 2009, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 11.8% and 12.5% as of March 31, 2010 and December 31, 2009, respectively.

Our two SBIC subsidiaries are eligible to sell debentures guaranteed by the SBA in the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC and Triangle SBIC II as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of our two SBIC subsidiaries’ SBA-guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders.

Portfolio Composition

The total value of our investment portfolio was $210.5 million as of March 31, 2010, as compared to $201.3 million as of December 31, 2009, $182.1 million as of December 31, 2008, and $113.0 million as of December 31, 2007. As of March 31, 2010, we had investments in 38 portfolio companies with an aggregate cost of $218.9 million. As of December 31, 2009, we had investments in 37 portfolio companies with an aggregate cost of $209.9 million. As of December 31, 2008, we had investments in 34 portfolio companies with an aggregate cost of $180.2 million. As of December 31, 2007, we had investments in 26 portfolio companies with an aggregate cost of $105.9 million. As of March 31, 2010, December 31, 2009, and December 31, 2008, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio. As of December 31, 2007, we had one portfolio investment that represented greater than 10% of the total fair value of our investment portfolio.

As of March 31, 2010, and December 31, 2009, 2008 and 2007, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

March 31, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$186,649,538	85%	$171,383,096	82%
Senior debt	11,279,759	5	11,041,275	5
Equity shares	16,891,380	8	21,034,900	10
Equity warrants	3,158,457	2	6,068,187	3
Royalty rights	874,400	—	949,300	—

	$218,853,534	100%	$210,476,758	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	—	949,300	—

	$209,941,090	100%	$201,317,970	100%

December 31, 2008:
Subordinated debt and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

December 31, 2007:
Subordinated debt and 2nd lien notes	$80,902,982	76%	$80,902,982	72%
Senior debt	14,728,958	14	14,728,958	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$105,879,801	100%	$113,036,240	100%

Investment Activity

During the three months ended March 31, 2010, we made two new investments totaling approximately $11.6 million, one additional debt investment in an existing portfolio company of $2.2 million and four additional equity investments in existing portfolio companies totaling approximately $0.3 million. We sold one equity investment in a portfolio company for approximately $0.2 million, resulting in a realized gain of $0.2 million. We had one portfolio company loan repaid at par in the amount of approximately $2.1 million and received normal principal repayments and partial loan prepayments totaling approximately $4.2 million in the three months ended March 31, 2010.

During the three months ended March 31, 2009, we made one new investment totaling $5.2 million and five additional investments in existing portfolio companies totaling approximately $4.0 million. We also received a full repayment from one portfolio company totaling approximately $2.0 million. In addition, we received normal principal repayments totaling approximately $0.3 million in the three months ended March 31, 2009.

Total portfolio investment activity for the three months ended March 31, 2010 and 2009 was as follows:

	Three Months Ended	Three Months Ended
	March 31, 2010	March 31, 2009

Fair value of portfolio, beginning of period	$201,317,970	$182,105,291
New investments	14,143,949	9,193,735
Loan origination fees received	(301,875)	(175,000)
Proceeds from sale of investment	(240,000)	—
Gain on sale of investment	199,200	—
Principal repayments received	(6,280,580)	(2,246,284)
Payment-in-kind interest earned	1,216,226	1,075,326
Payment-in-kind interest received	(156,710)	(427,105)
Accretion of loan discounts	117,201	104,626
Accretion of deferred loan origination revenue	215,033	184,906
Unrealized gains (losses) on investments	246,344	(3,604,584)

Fair value of portfolio, end of period	$210,476,758	$186,210,911

Weighted average yield on debt investments at end of period(1)	14.7%	14.3%

Weighted average yield on total investments at end of period(1)	13.4%	13.1%

Weighted average yield on total investments at end of period	11.8%	12.8%

(1)	Excludes non-accrual debt investments.

During the year ended December 31, 2009, we made seven new investments totaling $43.0 million, additional debt investments in three existing portfolio companies totaling $4.1 million and five additional equity investments in existing portfolio companies totaling approximately $1.4 million. We also sold two investments in portfolio companies for approximately $1.9 million, resulting in realized gains totaling $1.8 million and recognized realized losses related to restructurings of two portfolio companies totaling $1.3 million. We had four portfolio company loans repaid at par in the amount of $13.2 million. In addition, we received normal principal repayments, partial loan prepayments and payment in kind (PIK) interest repayments totaling approximately $9.2 million in the year ended December 31, 2009.

Total portfolio investment activity for the year ended December 31, 2009 was as follows:

Year Ended
December 31, 2009

Fair value of portfolio, January 1, 2009	$182,105,291
New investments	48,475,570
Proceeds from sales of investments	(1,888,384)
Loan origination fees received	(952,500)
Principal repayments received	(19,543,314)
Payment in kind interest earned	5,074,819
Payment in kind interest payments received	(2,909,804)
Accretion/writeoff of loan discounts	421,495
Accretion of deferred loan origination revenue	663,506
Net realized gain on investments	448,164
Net unrealized losses on investments	(10,576,873)
Fair value of portfolio, December 31, 2009	$201,317,970

Weighted average yield on debt investments as of December 31, 2009	14.7%

Weighted average yield on total investments as of December 31, 2009	13.5%

During the year ended December 31, 2008, we made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies of approximately $0.2 million. We also sold three investments in portfolio companies for approximately $3.6 million, resulting in realized gains totaling $2.9 million and recognized a realized loss on the writeoff of one investment totaling $1.5 million. We had four portfolio company loans repaid at par in the amount of $12.5 million. In addition, we received normal principal repayments, partial loan prepayments and payment in kind (PIK) interest repayments totaling approximately $6.9 million in the year ended December 31, 2008.

Total portfolio investment activity for the year ended December 31, 2008 was as follows:

Year Ended
December 31, 2008

Fair value of portfolio, January 1, 2008	$113,036,240
New investments	93,054,022
Proceeds from sale of investment	(3,631,876)
Loan origination fees received	(1,686,996)
Principal repayments received	(17,336,521)
Payment in kind interest earned	3,761,786
Payment in kind interest payments received	(1,978,498)
Accretion of loan discounts	169,548
Accretion of deferred loan origination revenue	484,664
Realized gains on investments	1,435,608
Unrealized losses on investments	(5,202,686)

Fair value of portfolio, December 31, 2008	$182,105,291

Weighted average yield on debt investments as of December 31, 2008	14.4%

Weighted average yield on total investments as of December 31, 2008	13.2%

During the year ended December 31, 2007, we made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. In 2007, we sold one investment in a portfolio company for approximately $1.3 million, resulting in a realized loss of approximately $1.4 million. We also received principal prepayments from two portfolio companies totaling $3.2 million, which resulted in a realized gain of approximately $0.1 million. In the fourth quarter of 2007, we sold an equity investment in a portfolio company for total proceeds of $0.9 million, resulting in a realized gain of approximately $0.6 million and we received a principal prepayment from this portfolio company of $4.2 million, which resulted in a realized gain of approximately $0.1 million. In addition, we received normal principal repayments and PIK interest payments totaling approximately $1.0 million in the year ended December 31, 2007.

Total portfolio investment activity for the year ended December 31, 2007 was as follows:

Year Ended
December 31, 2007

Fair value of portfolio, January 1, 2007	$54,247,212
New investments	64,159,172
Proceeds from sale of investment	(2,227,124)
Loan origination fees received	(875,905)
Principal repayments and payment in kind interest payments received	(8,483,843)
Payment in kind interest earned	1,521,114
Accretion/writeoff of loan discounts	205,725
Accretion of deferred loan origination revenue	287,143
Net realized gain (loss) on investments	(618,620)
Net unrealized gain on investments	4,821,366

Fair value of portfolio, December 31, 2007	$113,036,240

Weighted average yield on debt investments as of December 31, 2007	13.9%

Weighted average yield on total investments as of December 31, 2007	12.6%

Non-Accrual Assets

As of March 31, 2010, the fair value of our non-accrual assets was approximately $13.3 million, which comprised 6.3% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $26.6 million, which comprised 12.2% of the total cost of our portfolio. Our non-accrual assets as of March 31, 2010 are as follows:

Gerli and Company

In November 2008, we placed our debt investment in Gerli and Company (“Gerli”) on non-accrual status. As a result, under generally accepted accounting principles in the United States, or U.S. GAAP, we no longer recognize interest income on our debt investment in Gerli for financial reporting purposes. During 2008, we recognized an unrealized loss on our debt investment in Gerli of $1.2 million and in the year ended December 31, 2009, we recognized an additional unrealized loss on our debt investment in Gerli of $0.5 million. In the quarter ended March 31, 2010, we recognized an unrealized gain on our debt investment in Gerli of approximately $0.4 million. As of March 31, 2010, the cost of our debt investment in Gerli is $3.3 million and the fair value of such investment is $1.9 million.

Fire Sprinkler Systems, Inc.

In October 2008, we placed our debt investment in Fire Sprinkler Systems, Inc. (“Fire Sprinkler Systems”) on non-accrual status. As a result, under U.S. GAAP, we no longer recognize interest income on our debt investment in Fire Sprinkler Systems for financial reporting purposes. During 2008, we recognized an unrealized loss of $1.4 million on our subordinated note investment in Fire Sprinkler Systems. In the year ended December 31, 2009, we recognized an additional unrealized loss on our debt investment in Fire Sprinkler Systems of $0.3 million. As of March 31, 2010, the cost of our debt investment in Fire Sprinkler Systems is $2.4 million and the fair value of such investment is $0.8 million.

American De-Rosa Lamparts, LLC and Hallmark Lighting

In 2008, we recognized an unrealized loss of $1.2 million on our subordinated note investment in American De-Rosa Lamparts, LLC and Hallmark Lighting, or collectively, ADL. This unrealized loss reduced the fair value of our investment in ADL to $6.9 million as of December 31, 2008. Through August 31, 2009, we continued to receive interest payments from ADL in accordance with the loan agreement. In September 2009, we received notification from ADL’s senior lender that ADL was blocked from making interest payments to us. As a result, we placed our investment in ADL on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our investment in ADL for financial reporting purposes. In the year ended December 31, 2009, we recognized an additional unrealized loss on our investment in ADL of $3.2 million and in the first quarter of 2010, we recognized an unrealized gain on our investment in ADL of approximately $0.1 million. As of March 31, 2010, the cost of our investment in ADL was approximately $8.3 million and the fair value of such investment was approximately $4.0 million.

FCL Graphics, Inc. 2nd Lien Note

During the first eight months of 2009, we received cash interest on our 2nd Lien note in FCL at the stated contractual rate (20% per annum as of September 30, 2009). In September 2009, FCL did not make the scheduled interest payments on its 2nd Lien notes. As a result, we placed our 2nd Lien note in FCL on non-accrual status and therefore, under U.S. GAAP, we no longer recognized interest income on our 2nd Lien note investment in FCL for financial reporting purposes. In November 2009, we amended the terms of our note with FCL. The terms of the amendment provide for cash interest at a rate of LIBOR plus 250 basis points per annum and PIK interest at a rate of 8% per annum. In addition, we exchanged approximately $0.4 million of unpaid PIK interest on our FCL 2nd lien note for common equity in FCL Graphics, resulting in a $0.4 million realized loss. While we are currently recognizing cash interest on our 2nd Lien investment in FCL, we have placed the PIK component of this note on non-accrual status. In the year ended December 31, 2009, we recognized an unrealized loss on our 2nd Lien note investment in FCL of approximately $2.2 million and in the first quarter of 2010, we recognized an unrealized gain on our 2nd Lien note investment in FCL of approximately $0.2 million. As of March 31, 2010, the cost of our 2nd Lien note investment in FCL was approximately $3.0 million and the fair value of our 2nd Lien note investment in FCL was approximately $1.1 million.

Waste Recyclers Holdings, LLC

In 2009, in an effort to address liquidity and working capital constraints at Waste Recyclers Holdings, LLC, or Waste Recyclers, we restructured our debt investments in Waste Recyclers to provide for a lower rate of current cash interest and a higher rate of PIK interest. In addition, in 2009, we recognized an unrealized loss on our debt investments in Waste Recyclers of approximately $0.7 million. We continued to receive scheduled cash interest payments from Waste Recyclers during 2009. In March 2010, Waste Recyclers did not make its scheduled cash interest payments for the first quarter of 2010 and in April 2010, we received notification from Waste Recycler’s senior lender that Waste Recyclers was blocked from making interest payments to us for a period of 180 days. As a result, we placed our debt investments in Waste Recyclers on non-accrual status and under U.S. GAAP, we no longer recognize interest income on our debt investments in Waste Recyclers for financial reporting purposes. In the first quarter of 2010, we recognized an unrealized loss on our debt investments in Waste Recyclers of approximately $3.4 million. As of March 31, 2010, the cost of our debt investments in Waste Recyclers was approximately $9.7 million and the fair value of our debt investments in Waste Recyclers was approximately $5.6 million.

We are currently in negotiations with the Waste Recyclers investor group regarding various restructuring alternatives, including converting some or all of our existing debt investments to an equity security. While there can be no assurance that these negotiations will result in an outcome that is acceptable to us, the investor group is working diligently toward an acceptable restructuring.

Results of Operations

Comparison of three months ended March 31, 2010 and March 31, 2009

Investment Income

For the three months ended March 31, 2010, total investment income was $7.5 million, a 15% increase from $6.5 million of total investment income for the three months ended March 31, 2009. This increase was primarily attributable to a $1.0 million increase in total loan interest, fee and dividend income (including PIK interest income) due to 1) a net increase in our portfolio investments from March 31, 2009, to March 31, 2010, and 2) an increase in non-recurring fee income of approximately $0.3 million. Non-recurring fee income was approximately $0.6 million for the three months ended March 31, 2010, as compared to approximately $0.3 million for the three months ended March 31, 2009.

Expenses

For the three months ended March 31, 2010, expenses increased by 6% to $3.7 million from $3.5 million for the three months ended March 31, 2009. The increase in expenses was primarily attributable to a $0.1 million increase in interest expense and a $0.1 million increase in general and administrative expenses. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the three months ended March 31, 2010 than in the comparable period in 2009. In addition, we experienced a slight increase in general and administrative costs in the first quarter of 2010, primarily related to increased compensation costs (including equity-based compensation).

Net Investment Income

As a result of the $1.0 million increase in total investment income and the $0.2 million increase in expenses, net investment income for the three months ended March 31, 2010 was $3.8 million compared to net investment income of $3.0 million during the three months ended March 31, 2009.

Net Increase/Decrease in Net Assets Resulting From Operations

In the three months ended March 31, 2010, we realized a gain on the sale of one non-control/non-affiliate investment of approximately $0.2 million. In addition, during the three months ended March 31, 2010, we recorded net unrealized appreciation of investments totaling approximately $0.2 million, comprised of 1) unrealized appreciation on 15 investments totaling approximately $5.2 million, 2) unrealized depreciation on 11 investments totaling approximately $4.8 million and 3) a $0.2 million unrealized depreciation reclassification adjustment related to the realized gain noted above.

During the three months ended March 31, 2009, we recorded net unrealized depreciation of investments in the amount of $3.6 million, comprised of unrealized depreciation on 11 investments totaling $6.2 million and unrealized gains on 11 other investments totaling $2.6 million.

As a result of these events, our net increase in net assets from operations was $4.1 million for the three months ended March 31, 2010 as compared to a net decrease in net assets from operations of $0.6 million during the three months ended March 31, 2009.

Comparison of year ended December 31, 2009 and December 31, 2008

Investment Income

For the year ended December 31, 2009, total investment income was $27.8 million, a 30% increase from $21.4 million of total investment income for the year ended December 31, 2008. This increase was primarily attributable to a $4.8 million increase in total loan interest, fee and dividend income and a $1.3 million increase in total payment in kind interest income due to a net increase in our portfolio investments from December 31, 2008 to December 31, 2009, and a $0.3 million increase in interest income from cash and cash equivalent investments due to an increase in average cash balances in 2009 over the 2008 due to proceeds from our secondary offerings of common stock. Non-recurring fee income was $0.8 million for the year ended December 31, 2009 as compared to $0.7 million for the year ended December 31, 2008.

Expenses

For the year ended December 31, 2009, expenses increased by 28% to $13.7 million from $10.7 million for the year ended December 31, 2008. The increase in expenses was primarily attributable to a $2.7 million increase in interest expense. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the year ended December 31, 2009 than in the comparable period in 2008. In addition, during 2008, a significant portion of our outstanding SBA-guaranteed debentures were bearing interest at interim (pre-pooling) interest rates, which are generally lower than the fixed pooled interest rates. During 2009, these debentures bore interest at the higher fixed rates resulting in increased interest expense.

Net Investment Income

As a result of the $6.4 million increase in total investment income and the $3.0 million increase in expenses, net investment income for the year ended December 31, 2009 was $14.0 million compared to net investment income of $10.6 million during the year ended December 31, 2008.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2009, total net realized gains on non-control/non-affiliate investments was approximately $0.4 million, which consisted of realized gains on the sales of two investments totaling approximately $1.8 million, partially offset by realized losses on the restructuring of two other investments totaling approximately $1.3 million. For the year ended December 31, 2008, total net realized gains on investments totaled approximately $1.4 million. Net realized gain on control investments for the year ended December 31, 2008 was $2.8 million, which consisted of a realized gain on one investment. For the year ended December 31, 2008, net realized loss on non-control/non-affiliate investments was $1.4 million, which consisted of a realized loss on the writeoff of one investment of $1.5 million and a realized gain on one investment of $0.1 million.

In the year ended December 31, 2009, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $10.3 million, comprised primarily of unrealized depreciation on 15 investments totaling approximately $17.4 million and unrealized appreciation, net of tax, on 13 other investments totaling approximately $7.3 million. In addition, we recorded net unrealized depreciation reclassification adjustments of approximately $0.2 million related to the realized losses on non-control/non-affiliate investments noted above. In the year ended December 31, 2008, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $4.3 million, comprised partially of net unrealized depreciation reclassification adjustments of approximately $1.2 million related to the realized gain on control investments and the realized losses on non-control/non-affiliate investments noted above. In addition, in the year ended December 31, 2008, we recorded unrealized appreciation, net of tax, on eleven other investments totaling $5.6 million and unrealized depreciation on 17 investments totaling $8.6 million.

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2009 was $4.0 million as compared to $7.6 million for the year ended December 31, 2008.

Comparison of year ended December 31, 2008 and December 31, 2007

Investment Income

For the year ended December 31, 2008, total investment income was $21.4 million, a 68% increase from $12.7 million of total investment income for the year ended December 31, 2007. This increase was primarily attributable to a $7.9 million increase in total loan interest, fee and dividend income and a $2.2 million increase in total paid-in-kind interest income due to a net increase in our portfolio investments from December 31, 2007 to December 31, 2008, partially offset by a $1.5 million decrease in interest income from cash and cash equivalent investments due to (i) a significant decrease in average cash balances in 2008 over the comparable period in 2007 and (ii) a decrease in overall interest rates. Non-recurring fee income was $0.7 million for the year ended December 31, 2008 as compared to $0.5 million for the year ended December 31, 2007.

Expenses

For the year ended December 31, 2008, expenses increased by 70% to $10.7 million from $6.3 million for the year ended December 31, 2007. The increase in expenses was primarily attributable to a $2.4 million increase in general and administrative expenses and a $2.2 million increase in interest expense. As a result of the IPO and the Formation Transactions described in Note 1 to our unaudited financial statements, we are an internally managed investment company and on February 21, 2007, we began incurring general and administrative costs associated with employing our executive officers, key investment personnel and corporate professionals and other general corporate overhead costs. As of December 31, 2008, we had 14 full-time employees, as compared to 11 full-time employees as of December 31, 2007. In addition, we experienced an increase in general and administrative costs in 2008 associated with being a publicly-traded company, such as increased insurance, accounting, corporate governance and legal costs. The increase in interest expense is related to higher average balances of SBA-guaranteed debentures outstanding during the year ended December 31, 2008 than in the comparable period in 2007. These increases in general and administrative costs and interest costs were partially offset by a $0.2 million decrease in management fees. We incurred no management fees in 2008 compared to $0.2 million in management fees in 2007.

Net Investment Income

As a result of the $8.6 million increase in total investment income and the $4.4 million increase in expenses, net investment income for the year ended December 31, 2008 was $10.6 million compared to net investment income of $6.4 million during the year ended December 31, 2007.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2008, total net realized gains on investments totaled approximately $1.4 million. Net realized gain on control investments for the year ended December 31, 2008 was $2.8 million, which consisted of a realized gain on one investment. For the year ended December 31, 2008, net realized loss on non-control/non-affiliate investments was $1.4 million, which consisted of a realized loss on the writeoff of one investment of $1.5 million and a realized gain on one investment of $0.1 million. For the year ended December 31, 2007, we recognized a realized gain of $0.1 million on an affiliate investment. In addition, during the year ended December 31, 2007, net realized loss on non-control/non-affiliate investments was $0.8 million which related to a realized loss on one investment of $1.4 million, offset by a realized gain on a second investment of $0.6 million.

In the year ended December 31, 2008, we recorded net unrealized depreciation of investments, net of income taxes, in the amount of $4.3 million, comprised partially of net unrealized depreciation reclassification adjustments of approximately $1.2 million related to the realized gain on control investments and the realized losses on non-control/non-affiliate investments noted above. In addition, in the year ended December 31, 2008, we recorded unrealized appreciation, net of tax, on eleven other investments totaling $5.6 million and unrealized depreciation on 17 investments totaling $8.6 million. During the year ended December 31, 2007, we recorded net unrealized appreciation of investments, net of income taxes, in the amount of $3.1 million, comprised partially of net unrealized appreciation/depreciation reclassification adjustments of approximately $1.1 million related to the realized gain and loss noted above. In addition, in the year ended December 31, 2007, we recorded unrealized appreciation, net of tax, on nine other investments totaling $4.3 million and unrealized depreciation on 11 investments totaling $2.3 million.

As a result of these events, our net increase in net assets from operations during the year ended December 31, 2008 was $7.6 million as compared to $8.8 million for the year ended December 31, 2007.

Liquidity and Capital Resources

We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.

In the future, depending on the valuation of our SBIC subsidiaries’ assets pursuant to SBA guidelines, our SBIC subsidiaries may be limited by provisions of the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to Triangle Capital Corporation that may be necessary to enable Triangle Capital Corporation to make the minimum required distributions to its stockholders and qualify as a RIC.

Cash Flows

For the three months ended March 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $11.9 million. During that period, our operating activities used $8.2 million in cash, consisting primarily of new portfolio investments of $14.1 million, partially offset by repayments received from portfolio companies of $6.5 million. In addition, we used $3.7 million of cash in financing activities, consisting primarily of cash dividends paid in the amount of $3.6 million. At March 31, 2010, we had $43.3 million of cash and cash equivalents on hand.

For the three months ended March 31, 2009, we experienced a net decrease in cash and cash equivalents in the amount of $9.8 million. During that period, our operating activities used $6.6 million in cash, consisting primarily of purchases of investments totaling $9.2 million, net of repayments received totaling $2.2 million. In the three months ended March 31, 2009, we used $3.1 million of cash for financing activities, consisting of cash dividends and distributions to stockholders. At March 31, 2009, we had $17.4 million of cash and cash equivalents on hand.

For the year ended December 31, 2009, we experienced a net increase in cash and cash equivalents in the amount of $28.0 million. During that period, our operating activities used $13.4 million in cash, consisting primarily of new portfolio investments of $48.5 million, partially offset by net investment income of $14.0 million and repayments of loans received and proceeds from sales of investments of $21.4 million. We generated $41.4 million of cash from financing activities, consisting of proceeds from public offerings of $47.3 million and proceeds from borrowings under SBA guaranteed debentures payable of $6.8 million, offset by financing fees paid of $0.4 million and cash dividends paid of $12.3 million. At December 31, 2009, we had $55.2 million of cash and cash equivalents on hand.

For the year ended December 31, 2008, we experienced a net increase in cash and cash equivalents in the amount of $5.4 million. During that period, our operating activities used $60.6 million in cash, consisting primarily of new portfolio investments of $93.1 million, partially offset by repayments of loans received and proceeds from sales of investments of $21.0 million. We generated $66.1 million of cash from financing activities, consisting of proceeds from borrowings under SBA guaranteed debentures payable of $78.1 million, offset by financing fees paid of $2.8 million and cash dividends paid of $9.2 million. At December 31, 2008, we had $27.2 million of cash and cash equivalents on hand.

For the year ended December 31, 2007, we experienced a net increase in cash and cash equivalents in the amount of $19.2 million. During that period, our operating activities used $47.8 million in cash, and we generated $67.1 million of cash from financing activities, consisting of (i) proceeds from our IPO of $64.7 million, (ii) proceeds from the issuance of SBA guaranteed debentures of $5.2 million and (iii) a decrease in deferred offering costs of $1.0 million, partially offset by cash dividends paid of $3.0 million, tax distributions to partners of $0.7 million and financing fees paid to the SBA of $0.1 million. At December 31, 2007, we had $21.8 million of cash and cash equivalents on hand.

Financing Transactions

Due to our SBIC subsidiaries’ status as licensed SBICs, our SBIC subsidiaries have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to three times the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC is currently $150.0 million and for a group of SBICs under common control is $225.0 million. Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006, were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

In June 2009, Triangle SBIC received a new leverage commitment from the SBA which increased Triangle SBIC’s ability to issue SBA guaranteed debentures up to the maximum statutory limit of $150.0 million. In addition, on May 10, 2010, Triangle SBIC II received its SBIC license which provides us with the capability to issue an additional $75.0 million of SBA-guaranteed debentures. As of March 31, 2010, Triangle SBIC had $121.9 million of SBA guaranteed debentures outstanding. In addition to the one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA guaranteed debentures as of March 31, 2010 was 5.963%. As of March 31, 2010, all SBA-guaranteed debentures have been pooled and assigned fixed rates.

Distributions to Stockholders

We have elected to be treated as a RIC under Subchapter M of the Code and intend to make the required distributions to our stockholders as specified therein. In order to qualify as a RIC and to obtain RIC tax benefits, we must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then we are generally required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. We met our minimum distribution requirements for 2009, 2008 and 2007 and continually monitor our distribution requirements with the goal of ensuring compliance with the Code.

The minimum distribution requirements applicable to RICs require us to distribute to our stockholders at least 90% of our investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, we may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such excess. Any such carryover ICTI must be distributed before the end of the next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. We may be required to recognize ICTI in certain circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in ICTI other amounts that we have not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in our ICTI for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the minimum distribution requirements, even though we will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Current Market Conditions

Since the beginning of 2008, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other factors. These events, along with the deterioration of the housing market, have led to an economic recession in the U.S. and abroad, which could be long-term. Banks, investment companies and others in the financial services industry have continued to report significant write-downs in the fair value of their assets, which has led to the failure of a number of banks and investment companies, a number of distressed mergers and acquisitions, the government take-over of the nation’s two largest government-sponsored mortgage companies, and the passage of the $700 billion Emergency Economic Stabilization Act of 2008 in October 2008 and the passage of the American Recovery and Reinvestment Act of 2009 in February 2009. These events have significantly impacted the financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole, and for financial firms in particular. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future. While we have capacity to issue additional SBA guaranteed debentures as discussed above, we may not be able to access additional equity capital, which could result in the slowing of our origination activity during 2010 and beyond.

In the event that the United States economy remains in a recession, it is possible that the results of some of the middle market companies in which we invest could experience further deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. There can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by challenging economic conditions which could have a negative impact on our future results.

Recent Developments

In April 2010, we invested $12.0 million in subordinated debt, convertible debt and warrants of Media Temple, Inc., a privately held, web hosting and virtualization service provider. Under the terms of the investments, Media Temple, Inc. will pay interest on the subordinated debt at a rate of 16% per annum and will pay interest on the convertible debt at a rate of 12% per annum.

In May 2010, we invested $5.5 million in subordinated debt and equity of Minco Technology Labs, LLC (“Minco”), a processor, packager, and distributor of semi-conductors for use in military, space, industrial, and other high temperature, harsh environments. Under the terms of the investment, Minco will pay interest on the subordinated debt at a rate of 16.25% per annum.

In June 2010, we invested $5.0 million in subordinated debt and equity of Great Expressions Dental Centers (“GEDC”), one of the fastest growing dental practice management companies in the United States with locations in Florida, Michigan, Georgia, Virginia, Massachusetts and Connecticut. Under the terms of the investment, GEDC will pay interest on the subordinated debt at a rate of 16% per annum.

Critical Accounting Policies and Use of Estimates

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Our investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recently available portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and paid-in-kind (PIK) interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s outlook for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Duff & Phelps, LLC, or Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2010, we asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 25% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2010. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment-in-Kind Interest (PIK)

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. We write off any previously accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures (Topic 820). This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic (Subtopic 820-10) of the FASB Standards Codification, originally issued as FASB Statement No. 157, Fair Value Measurements. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. We adopted these changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on our financial position or results of operations.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements.

Quantitative and Qualitative Disclosures About Market Risk.

Beginning in late 2007, the United States entered a recession, which many believe could be prolonged. As the economy continued to deteriorate in 2008, spending by both consumers and businesses declined significantly, which has impacted the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. This reduction in spending has had an adverse effect on a number of the industries in which some of our portfolio companies operate, and on certain of our portfolio companies as well.

During 2009, we experienced write-downs in our portfolio, several of which were due to declines in the operating performance of certain portfolio companies. In the first quarter of 2010, the fair value of our portfolio as a whole remained relatively flat with the fair value as of December 31, 2009.

As of March 31, 2010, the fair value of our non-accrual assets was approximately $13.3 million, which comprised approximately 6.3% of the total fair value of our portfolio, and the cost of our non-accrual assets was approximately $26.6 million, or 12.2% of the total cost of our portfolio. In addition to these non-accrual assets, as of March 31, 2010, we had, on a fair value basis, approximately $13.8 million of debt investments, or 6.6% of the total fair value of our portfolio, which were current with respect to scheduled principal and interest payments, but which were carried at less than cost. The cost of these assets as of March 31, 2010 was approximately $16.1 million, or 7.4% of the total cost of our portfolio.

While the equity and debt markets have recently improved, these stressed conditions may continue for a prolonged period of time or worsen in the future. In the event that the current recession continues for a significant time or the economy deteriorates further, the financial position and results of operations of certain of the middle-market companies in our portfolio could be further affected adversely, which ultimately could lead to difficulty in our portfolio companies meeting debt service requirements and lead to an increase in defaults. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.

In addition, we are subject to interest rate risk. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. We regularly measure exposure to interest rate risk and determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. As of March 31, 2010, we were not a party to any hedging arrangements.

As of March 31, 2010, approximately 92.5%, or $183.0 million of our debt portfolio investments bore interest at fixed rates and approximately 7.5%, or $14.9 million of our debt portfolio investments bore interest at variable rates, which are either Prime-based or LIBOR-based. A 200 basis point increase or decrease in the interest rates on our variable-rate debt investments would increase or decrease, as applicable, our investment income by approximately $0.3 million on an annual basis. All of our pooled SBA-guaranteed debentures bear interest at fixed rates.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

Related Party Transactions

The 1940 Act prohibits certain transactions between us, Triangle SBIC, Triangle SBIC II, as well as our and their affiliates, without first obtaining an exemptive order from the SEC. We and Triangle SBIC filed a joint exemptive application with the SEC in 2007 requesting relief under various Sections of the 1940 Act that would permit us, as the BDC parent, and Triangle SBIC, as a BDC/SBIC subsidiary, to operate effectively as one company for 1940 Act regulatory purposes. Specifically, the application requested relief for us and Triangle SBIC to (a) engage in certain transactions with each other, (b) invest in securities in which the other is an investor and engage in transactions with portfolio companies that would not otherwise be prohibited if the BDC and its subsidiary were one company, (c) be subject to modified consolidated asset coverage requirements for senior securities issued by the BDC and the BDC/SBIC subsidiary, (d) allow the BDC/SBIC subsidiary to have the maximum amount of borrowing capacity for SBICs permitted under the SBA and the 1940 Act, and (e) allow Triangle SBIC, as the BDC/SBIC subsidiary, to file reports under the Securities Exchange Act of 1934, or the Exchange Act, on a consolidated basis with us, the parent BDC. In October 2008, the SEC issued an exemptive relief order approving the above requests. We with our two wholly owned SBIC subsidiaries have filed a joint application with the SEC requesting an amendment to its exemptive relief order issued in October 2008 to include Triangle SBIC II and any future Triangle subsidiaries in its exemptive relief order. Our application requesting an amendment is currently pending with the SEC.

In addition, under current SEC rules and regulations, BDCs may not grant options or restricted stock to directors who are not officers or employees of the BDC. Similarly, under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. In March 2008, we received an exemptive relief order from the SEC that permits us to grant restricted stock to our independent directors as a portion of their compensation for service on our Board of Directors and permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees.

Contractual Obligations

As of December 31, 2009, our future fixed commitments for cash payments are as follows (in thousands):

			2011 to	2013 to	2015 and
	Total	2010	2012	2014	Thereafter

SBA guaranteed debentures payable	$121,910,000	$—	$—	$8,700,000	$113,210,000
Interest due on SBA guaranteed debentures payable	56,159,580	6,977,249	13,901,655	13,882,638	21,398,038
Unused commitments to extend credit(1)	4,295,612	4,295,612	—	—	—
Operating lease payments(2)	1,165,113	281,409	582,336	301,368	—

Total	$183,530,305	$11,554,270	$14,483,991	$22,884,006	$134,608,038

(1)	We have a commitment to extend credit, in the form of loans and additional equity contributions, to two of our portfolio companies which are undrawn as of December 31, 2009. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements, however we have chosen to present the amount of this unused commitment as an obligation in this table.

(2)	We lease our corporate office facility under an operating lease that terminates on December 31, 2013. We believe that our existing facilities will be adequate to meet our needs at least through 2010, and that we will be able to obtain additional space when, where and as needed on acceptable terms.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2009 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average Market
	Treasury	Coverage per	Preference per	Value per
Class and Year	Securities(a)	Unit(b)	Unit(c)	Unit(d)
	(Dollars in
	thousands)

SBA guaranteed debentures payable
2003	$—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A
2008	115,110	1,794	—	N/A
2009	121,910	2,059	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.

We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company generally has annual revenues between $20.0 and $100.0 million and EBITDA between $3.0 and $20.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.

Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We intend to continue to make investments through our two wholly owned SBIC subsidiaries and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, in order to enhance returns to our stockholders. As of March 31, 2010, we had investments in 38 portfolio companies, with an aggregate cost of $218.9 million.

Our Business Strategy

We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:

•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has extensive experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our SBIC subsidiaries’ licenses to do business as SBICs allow us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Investing Across Multiple Industries. While we focus our investments in lower middle market companies, we seek to invest across various industries. We monitor our investment portfolio to ensure we have acceptable industry balance, using industry and market metrics as key indicators. By monitoring our investment portfolio for industry balance we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.

Our Investment Criteria

We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Varied Customer and Supplier Base. We prefer to invest in companies that have a varied customer and supplier base. Companies with a varied customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Investments

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and put rights. We typically add a prepayment penalty structure to enhance our total return on our investments.

We typically invest in senior secured debt and subordinated notes. Senior subordinated notes are junior to senior secured debt but senior to other series of subordinated notes. Our senior secured debt investments and subordinated note investments generally have terms of three to seven years. Our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 350 basis points to LIBOR plus 950 basis points and our subordinated debt investments generally provide for fixed interest rates between 12.0% and 17.0% per annum. Our subordinated note investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind, or PIK interest. In our negotiations with potential portfolio companies we generally seek to minimize PIK interest as we have to pay out such accrued interest as distributions to our stockholders, and we may have to borrow money or raise additional capital in order to meet the requirement of having to pay out at least 90.0% of our income to continue to qualify as a Regulated Investment Company, or RIC, for U.S. federal income tax purposes. As of both March 31, 2010, and December 31, 2009, the weighted average yield on our outstanding debt investments other than non-accrual debt investments (including PIK interest) was approximately 14.7%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments but excluding non-accrual debt investments) was approximately 13.4% and 13.5% as of March 31, 2010 and December 31, 2009, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments and non-accrual debt investments) was approximately 11.8% and 12.5% as of March 31, 2010 and December 31, 2009, respectively.

Equity Investments

When we provide financing, we may acquire equity interests in the portfolio company. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.

Investment Process

Triangle Capital Corporation has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle Capital Corporation or any of its subsidiaries, other than investments made by Triangle SBIC. The members of the Triangle Capital Corporation investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn, and David F. Parker.

Triangle SBIC has an investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of the Triangle SBIC investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn,

and David F. Parker. Douglas A. Vaughn’s appointment to the Triangle SBIC investment committee is contingent upon our receiving confirmation from the U.S. Small Business Administration. For purposes of the discussion herein, any reference to the “investment committee” refers to both the investment committee of Triangle Capital Corporation and the investment committee of Triangle SBIC. Our investment committee meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:

•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring, and negotiation. Our origination process ultimately leads to the issuance of a non-binding term sheet. Investment origination is conducted by our investment professionals who are responsible for sourcing potential investment opportunities. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.

If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:

•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	Competitive landscape surrounding the potential investment;

•	Strengths and weaknesses of the potential investment’s business strategy and industry;

•	Results of a broad qualitative analysis of the company’s products or services, market position, market dynamics and customers and suppliers; and

•	Potential investment structures, certain financing ratios and investment pricing terms.

If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.

Due Diligence and Underwriting

Our due diligence on a prospective investment is completed by a minimum of two investment professionals, which we define as the “underwriting team.” The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, management background checks, third-party accounting reports and review of any material contracts.

In most circumstances, we utilize outside experts to review the legal affairs, accounting systems and results, and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analyses and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.

Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum for presentation to our investment committee. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers and suppliers, working capital analysis, third party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financials, and potential capitalization and ownership.

Approval

The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment. Upon receipt of transaction approval, the involved investment professionals proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.

Documentation and Closing

The underwriting team is responsible for leading the negotiation of all documentation related to investment closings. We also rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.

Portfolio Management and Investment Monitoring

Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly and quarterly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly and quarterly monitoring of all financial and other covenants;

•	Review of senior lender loan compliance certificates, where applicable;

•	Quarterly review of operating results, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	Attendance at portfolio company board meetings through board seats or observation rights; and

•	Application of our investment rating system to each investment.

In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Investment Rating System

We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to provide annual audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.

As part of our valuation procedures we risk rate all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

Each portfolio company debt investment is rated based upon the following numeric investment rating system:

Investment
Rating	Description

10	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
9	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.
8	Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.
7	Investment is performing above original expectations and possibly 11.0% to 21.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
6	Investment is performing above original expectations and possibly 5.0% to 11.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.
5	Investment is performing in line with expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for nominal capital gain may be expected.
4	Investment is performing below expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Little to no capital gain is expected.
3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.
2	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 1.0% and 33.0% is expected.
1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.
0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.

Valuation Process and Determination of Net Asset Value

Valuation Process

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.

On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which was later codified as Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures. ASC Topic 820, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC

Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business and Structure — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:

•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.

In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes any unamortized original issue discount, unamortized loan origination fees, and payment — in — kind (PIK) interest, if any. We also use the risk rating system discussed above under “Investment Rating System” to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.

Determination of the fair value involves subjective judgements and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.

Duff & Phelps, an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2010, we asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 25% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2010. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on at least a quarterly basis and more frequently if we are required to do so pursuant to an equity offering or pursuant to federal laws and regulations. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, specialty finance companies, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We may receive fees for these services.

Competition

We compete for investments with a number of BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.

Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

Employees

At March 31, 2010, we employed thirteen individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.

Properties

We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 11,027 square feet of office space located at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. We believe that our current facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2010 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being ancillary to our investments, and the board observer or participation rights we may receive.

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)* 620 West Baldwin Road Panama City, FL 32405	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,185,018	$3,185,018
		Subordinated Note-AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,968,934	1,968,934
		Common Stock-PHM (128,571 shares)		128,571	105,100
		Common Stock Warrants-AA (455 shares)		142,361	643,400

			5,219,177	5,424,884	5,902,452
American De-Rosa Lamparts, LLC	Wholesale and
and Hallmark Lighting (3%)*	Distribution	Subordinated Note
1945 S. Tubeway Ave.		(11.5% Cash, 3.75%
Commerce, CA 90040		PIK, Due 10/13)	9,203,983	8,251,190	3,985,700

			9,203,983	8,251,190	3,985,700
American Direct Marketing Resources, LLC (3%) 400 Chesterfield Center, Suite 500 Chesterfield, MO 63017	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,188,639	4,122,062	4,122,062

			4,188,639	4,122,062	4,122,062
Assurance Operations Corp. (2%)* 9341 Highway 43	Auto Components / Metal Fabrication	Senior Note (6% Cash, 8% PIK, Due 06/11)	2,533,680	2,083,680	2,083,680
Killen, AL 35645		Common Stock (300 shares)		300,000	166,100

			2,533,680	2,383,680	2,249,780
Botanical Laboratories, Inc. (8%)* 1441 West Smith Road	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,762,900	9,762,900
Ferndale, WA 98248		Common Unit Warrants (998,680 Units)		474,600	474,600

			10,500,000	10,237,500	10,237,500
CRS Reprocessing, LLC (4%)*	Fluid Reprocessing Services	Subordinated Note
13551 Triton Park Blvd.		(12% Cash, 2% PIK, Due 11/14)	5,270,385	5,148,155	5,148,155
Louisville, KY 40223		Common Unit Warrant (150 Units)		33,187	33,187

			5,270,385	5,181,342	5,181,342
CV Holdings, LLC (9%)*	Specialty	Subordinated Note (12% Cash, 4%
1030 Riverfront Center	Healthcare Products	PIK, Due 09/13)	11,334,261	10,548,870	10,548,870
Amsterdam, NY 12010	Manufacturer	Royalty rights		874,400	949,300

			11,334,261	11,423,270	11,498,170
Electronic Systems Protection, Inc. (3%)* 517 North Industrial Drive Zebulon, NC 27577	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,136,518	3,113,089	2,888,901
		Senior Note (8.3% Cash, Due 01/14)	888,728	888,728	888,728
		Common Stock (500 shares)		285,000	96,600

			4,025,246	4,286,817	3,874,229

Energy Hardware Holdings, LLC (0%)*	Machined Parts	Voting Units
2730 E. Phillips Road	Distribution	(4,833 units)		4,833	600,000

Greer, SC 29650				4,833	600,000
Fire Sprinkler Systems, Inc. (1%)* 705 E. Harrison Street, Suite 200	Specialty Trade Contractors	Subordinated Notes (2% PIK, Due 04/11)	2,765,917	2,373,242	750,000
Corona, CA 92879		Common Stock (370 shares)		369,624	—

			2,765,917	2,742,866	750,000
Frozen Specialties, Inc. (6%)* 1465 Timberwolf Dr. Holland, OH 43258	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,759,048	7,625,910	7,625,910

			7,759,048	7,625,910	7,625,910

Garden Fresh Restaurant Corp. (3%)* 15822 Bernardo Center Drive San Diego, CA 92127	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	778,800

			3,000,000	3,500,000	3,778,800

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Gerli & Company (1%)* 75 Stark Street Plains, PA 18705	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11) Subordinated Note	$3,696,132	$3,133,591	$1,817,000
		(6.25% Cash, 11.75% PIK, Due 08/11)	124,073	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,820,205	3,337,005	1,937,000
Grindmaster-Cecilware Corp. (4%)* 43-05 20th Ave Long Island City, NY 11105	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,844,297	5,737,151	5,737,151

			5,844,297	5,737,151	5,737,151
Inland Pipe Rehabilitation Holding Company, LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,329,114	7,329,114
350 N. Old Woodward, Ste. 100		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,693,060	3,693,060
Birmingham, MI 48009		Membership Interest Purchase Warrant (2.9%)		853,500	3,742,900

			11,858,641	11,875,674	14,765,074
Jenkins Services, LLC (7%)* 45681 Oakbrook Ct., Ste. 113 Sterling, VA 20166	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	7,651,434	7,534,406	7,534,406
		Convertible Note (10%, Due 04/14)	1,375,000	1,344,342	1,344,342

			9,026,434	8,878,748	8,878,748

Library Systems & Services, LLC (1%)*	Municipal Business	Subordinated Note
12850 Middlebrook Road	Services	(12% Cash, Due 03/11)	1,000,000	979,277	979,277
Germantown, MD 20874		Common Stock Warrants (112 shares)		58,995	839,600

			1,000,000	1,038,272	1,818,877
Novolyte Technologies, Inc. (6%)* 111 West Irene Road Zachory, LA 70791	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,467,576	7,340,921	7,340,921
		Preferred Units (641 units)		640,818	592,500
		Common Units (24,522 units)		160,204	—

			7,467,576	8,141,943	7,933,421
Syrgis Holdings, Inc. (3%)* 1025 Mary Laidley Drive Covington, KY 41017	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,230,583	3,209,611	3,209,611
		Common Units (2,114 units)		1,000,000	665,300

			3,230,583	4,209,611	3,874,911
TBG Anesthesia Management, LLC (6%)*	Physician	Senior Note
1770 1st St., Suite 703	Management	(14% Cash, Due 11/14)	8,000,000	7,595,281	7,595,281
Highland Park, Il 60035	Services	Warrant (263 shares)		276,100	281,400

			8,000,000	7,871,381	7,876,681
TrustHouse Services Group, Inc. (4%)* 21 Armory Drive	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,373,386	4,306,785	4,306,785
Wheeling, WV 26003		Class A Units (1,495 units)		475,000	386,100
		Class B Units (79 units)		25,000	—

			4,373,386	4,806,785	4,692,885
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,641,748	4,641,748
(“RTIR”) (4%)*		Common Units — RTIR (11 units)		200,000	—
4111 S. Darlington Ave, Suite 1000		Common Stock Warrants — TIR
Tulsa, OK 74135,		(7 shares)		321,000	—

			5,000,000	5,162,748	4,641,748
Twin-Star International, Inc. (4%)* 115 S.E. 4th Avenue	Consumer Home Furnishings	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,452,967	4,420,000
Delray Beach, FL 33483	Manufacturer	Senior Note (4.25%, Due 04/13)	1,246,851	1,246,851	1,192,700

			5,746,851	5,699,818	5,612,700
Wholesale Floors, Inc. (3%)* 8855 N. Black Canyon Highway Phoenix, AZ 85021	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,500,000	3,369,106	3,369,106
		Membership Interest Purchase Warrant (4.0)%		132,800	34,500

			3,500,000	3,501,906	3,403,606

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Yellowstone Landscape Group, Inc. (9%)*	Landscaping	Subordinated Note
220 Elm Street New Canaan, CT 06840	Services	(12% Cash, 3% PIK, Due 04/14)	$11,379,409	$11,175,441	$11,175,441

			11,379,409	11,175,441	11,175,441
Zoom Systems (6%)* 22 Fourth Street., Floor 16 San Francisco, CA 94103	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,032,711	7,840,060	7,840,060

			8,032,711	7,840,060	7,840,060
Subtotal Non — Control / Non — Affiliate Investments			154,080,429	154,460,897	149,994,248

Affiliate Investments:
Asset Point, LLC (4%)* 770 Pelham Road, Suite 200	Asset Management Software Provider	Senior Note (12% Cash, 7% PIK, Due 03/13)	5,485,835	5,418,928	5,418,928
Greenville, SC 29615		Membership Units (10 units)		500,000	—

			5,485,835	5,918,928	5,418,928
Axxiom Manufacturing, Inc (1%)* 11927 South Highway 6	Industrial Equipment	Common Stock (34,100 shares)
Fresno, TX 77545	Manufacturer	Common Stock Warrant		200,000	635,800
		(1,000 shares)		—	18,600

				200,000	654,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (2%)* 808 N. Ruth Street Monahans, TX 79756	Oil and Gas Services	Subordinated Note — Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,719,360	1,958,000
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units — Pine Street (200 units)		200,000	—
		Common Unit Warrants —
		Pine Street (2,220 units)		—	—

			3,800,000	3,952,960	1,958,000
Dyson Corporation (6%)* 53 Freedom Road Painesville, OH 44077	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	6,000,000	5,904,530	5,904,530
		Class A Units (1,000,000 units)		1,000,000	2,394,200

			6,000,000	6,904,530	8,298,730
Equisales, LLC (6%)* 13811 Cullen Blvd. Houston, TX 77047	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,613,204	6,551,866	6,551,866
		Class A Units (500,000 units)		500,000	1,440,500

			6,613,204	7,051,866	7,992,366
Flint Acquisition Corporation (3%)* 115 Todd Court Thomasville, NC 27360	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	3,350,600

				308,333	3,350,600

Genapure Corporation (0%)* 1205 Industrial Blvd. 18966 Southampton, PA	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,400

				563,602	641,400

Technology Crops International (4%)* 7996 North Point Blvd. Winston-Salem NC 27106	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,134,137	5,040,785	5,040,785
		Common Units (50 Units)		500,000	500,000

			5,134,137	5,540,785	5,540,785

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Waste Recyclers Holdings, LLC (4%)* 261 Highway 20 East. Suites A, B & D. Freeport, FL 32439	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	$4,276,511	$4,053,730	$4,053,730
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,956,523	5,671,070	1,558,270
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		985,372	—
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			10,233,034	13,890,955	5,612,000

Subtotal Affiliate Investments			37,266,210	44,331,959	39,467,209

Control Investments:
FCL Graphics, Inc. (3%)* 4600 North Olcott Avenue Harwood Heights, IL 60706	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	1,561,337	1,557,366	1,476,300
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,014,241	2,009,067	1,905,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,265,134	2,994,804	1,065,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,840,712	6,561,237	4,447,100
Fischbein, LLC (12%)* 151 Walker Road Statesville, NC 28625	Packaging and Materials Handling Equipment Manufacturer	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)	7,700,590	7,601,845	7,601,845
		Class A-1 Common Units (52.5% of Units)		558,140	1,290,000
		Class A Common Units (4,200,000 units)		4,200,000	6,536,900

			7,700,590	12,359,985	15,428,745
Weave Textiles, LLC (1%)* 3700 Glenwood Avenue,	Specialty Woven Fabrics	Senior Note (12% PIK, Due 01/11)	284,456	284,456	284,456
Suite 530. Raleigh, North Carolina, 27612	Manufacturer	Membership Units (425 units)		855,000	855,000

			284,456	1,139,456	1,139,456

Subtotal Control Investments			14,825,758	20,060,678	21,015,301

Total Investments, March 31, 2010 (162%)*			$206,172,397	$218,853,534	$210,476,758

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and PIK interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

Description of our Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of March 31, 2010.

Ambient Air Corporation (f/k/a JR Hobbs Acquisition Corp.)

Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.

American De-Rosa Lamparts and Hallmark Lighting

American De-Rosa Lamparts and Hallmark Lighting, headquartered in Commerce, California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass, and hardware to maintenance and repair organizations, lighting wholesalers, retailers, and original equipment manufacturers.

American Direct Marketing Resources, LLC

American Direct Marketing Resources, LLC is a full-service direct marketing services company specializing in turnkey direct mail programs.

AssetPoint, LLC

AssetPoint, LLC is a supplier of integrated enterprise asset management and computerized maintenance management software and services that improve profitability and productivity for the process and manufacturing industries.

Assurance Operations Corporation

Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry and provides light to medium duty stamping for a variety of industries.

Axxiom Manufacturing, Inc.

Axxiom Manufacturing Inc., based in Fresno, Texas, is the exclusive provider of Axxiom and Schmidt abrasive air blast equipment.

Botanical Laboratories, Inc.

Botanical Laboratories, Inc. develops, manufactures, markets and distributes branded and private label vitamins, minerals and nutritional supplements through 40,000 retail locations within the U.S. and six international countries.

Brantley Transportation, LLC and Pine Street Holdings, LLC

Brantley Transportation, LLC is an oil services company based in Monahans, Texas, which provides oil and gas rig and associated heavy equipment intrastate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as oil and gas producing regions in the Mid Continent. Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

CRS Reprocessing, LLC

CRS Reprocessing, LLC is a global provider of on-site fluid reprocessing services for the solar power and semiconductor industries as well as aluminum cold rolling operations.

CV Holdings, LLC

CV Holdings, LLC designs, manufactures and markets customized, high-performance polymer products.

Dyson Corporation

Dyson Corporation is a supplier of custom fasteners and forgings to industrial markets, including the high-growth wind energy industry.

Electronic Systems Protection, Inc.

Electronic Systems Protection, Inc. is a leading manufacturer of power protection technology for the office technology industry.

Energy Hardware Holdings, LLC

Energy Hardware Holdings, LLC is a global distributor of fasteners, machined parts, seals and gaskets to the power generation industry.

Equisales, LLC

Equisales, LLC is a global provider of transformers, high voltage switch gear and power production equipment.

FCL Graphics, Inc.

FCL Graphics, Inc. is a leading commercial printer which produces such items as direct mailings, brochures, annual reports, posters, catalogs, sell sheets, newspaper inserts and labels.

Fire Sprinkler Systems, Inc.

Fire Sprinkler Systems, Inc. designs and installs sprinkler systems for residential applications throughout southern California.

Fischbein, LLC

Fischbein, LLC is a leading designer and manufacturer of flexible packaging and materials handling equipment based in Statesville, North Carolina.

Flint Acquisition Corporation (d/b/a Flint Trading)

Flint Trading and related entities serve the traffic safety market with a focus on road markings, street graphics and road warning markers.

Frozen Specialties, Inc.

Frozen Specialties, Inc. is a leading manufacturer of private label frozen pizzas and pizza bites, sold primarily through the retail grocery channel.

Garden Fresh Restaurant Corp.

Garden Fresh Restaurant Corp. is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.

Genapure (QC Labs) and Genpref, LLC

Genapure provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing, and dairy product testing. Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.

Gerli & Company

Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.

Grindmaster-Cecilware Corp.

Grindmaster-Cecilware Corp. is a leading designer, manufacturer and distributor of a broad line of beverage dispensing, cooking, and other equipment for the convenience store and commercial foodservice market.

Inland Pipe Rehabilitation Holding Company, LLC

Inland Pipe Rehabilitation Holding Company, LLC provides maintenance, inspection, and repair for piping, sewers, drains, and storm lines by utilizing several of the industry’s leading technologies including pipe bursting, cured-in-place-pipe, and spiral-wound piping.

Jenkins Services, LLC

Jenkins Services, LLC, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism, or burglary.

Library Systems & Services, LLC

Library Systems & Services, LLC is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.

Novolyte Technologies, Inc.

Novolyte Technologies, Inc. is a manufacturer of electrolytes and materials used for lithium batteries, ultracapacitors and other energy storage devices, solvents used in a variety of industrial processes and products, electronic materials, polymer ingredients, and pharmaceutical and agricultural chemicals.

Syrgis Holdings, Inc.

Syrgis Holdings, Inc., headquartered in Covington, Kentucky, is a holding company comprised of four distinct specialty chemical subsidiaries. Through its operating subsidiaries, Syrgis manufactures specialty chemicals critical to the performance of products in diverse industries, including natural gas and oil refineries, cleaning solutions and supplies, and various lumber products.

TBG Anesthesia Management, LLC

TBG Anesthesia Management, LLC is a leading physician management company that provides contracted outsourced anesthesiology services to hospitals and medical centers in the Midwest.

Technology Crops International

Technology Crops International works with customers to develop and maintain supply chains for high value, plant derived, oils and oil seeds used as manufacturing ingredients in the food, chemical, cosmetics, and pharmaceutical industries.

TrustHouse Services Group, Inc.

TrustHouse Services Group, Inc. provides outsourced food management services to educational institutions, healthcare facilities and businesses primarily in the Northeast, Mid-Atlantic and Midwestern regions of the United States.

Tulsa Inspection Resources, Inc.

Tulsa Inspection Resources, Inc. is a leading independent provider of pipeline inspection services for the oil and gas industry.

Twin Star International, Inc.

Twin Star International, Inc., based in Delray Beach, Florida, is a leading producer of high quality home furnishings, including electric fireplaces and decorative bathroom vanities.

Waste Recyclers Holdings, LLC

Waste Recyclers Holdings, LLC is one of the largest independent providers of waste management services in the Florida and Alabama/Mississippi Gulf Coast region.

Weave Textiles, LLC

Weave Textiles, LLC is a Denver, PA based manufacturer of decorative fabrics for commercial and residential use.

Wholesale Floors, Inc.

Wholesale Floors, Inc., headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients and is the largest full-service flooring contractor in the state of Arizona.

Yellowstone Landscape Group, Inc.

Yellowstone Landscape Group, Inc., headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management, and tree care throughout Texas and the Southeast.

Zoom Systems

Zoom Systems partners with leading brands to implement networks of fully automated retail kiosks in high-traffic locations such as airports, shopping centers, supermarkets and retail stores.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.

Board of Directors and Executive Officers

Our Board of Directors consists of eight members, five of whom are classified under applicable Nasdaq listing standards as “independent” directors. Pursuant to our charter, each member of our Board of Directors serves a one year term, with each current director serving until the 2011 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our charter permits the Board of Directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the Board of Directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Independent Directors

			Expiration of
Name	Age	Director Since	Current Term

W. McComb Dunwoody	65	January 2007	2011 Annual Meeting
Mark M. Gambill	59	August 2009	2011 Annual Meeting
Benjamin S. Goldstein	54	January 2007	2011 Annual Meeting
Simon B. Rich, Jr.	65	January 2007	2011 Annual Meeting
Sherwood H. Smith, Jr.	75	January 2007	2011 Annual Meeting

Interested Directors

			Expiration of
Name	Age	Director Since	Current Term

Garland S. Tucker, III	62	October 2006	2011 Annual Meeting
Brent P. W. Burgess	44	October 2006	2011 Annual Meeting
Steven C. Lilly	40	October 2006	2011 Annual Meeting

Executive Officers

The following persons serve as our executive officers in the following capacities:

			Executive
Name	Age	Position(s) Held with the Company	Officer Since

Garland S. Tucker, III	62	Chairman of the Board, Chief Executive Officer and President	2007
Brent P.W. Burgess	44	Director and Chief Investment Officer	2007
Steven C. Lilly	40	Director, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer	2007

In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina, 27612. For information regarding our executive officers’ compensation, see “Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Biographical Information

Independent Directors

W. McComb Dunwoody. Since 2007, Mr. Dunwoody has served on our Board of Directors and is a member of our compensation committee. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.

Mr. Dunwoody was selected to serve as a director on our Board due to his extensive experience and leadership in public and private companies. Mr. Dunwoody’s broad business experience enhances his participation on the Board and oversight of our compensation objectives.

Mark M. Gambill. On August 5, 2009, Mark M. Gambill was elected by our Board of Directors to fill a vacant seat created in August 2008. In addition, he has been appointed as a member of our nominating and corporate governance committee. Mr. Gambill is a co-founder and current Chairman of Cary Street Partners, a Richmond, Virginia based advisory and wealth management firm. From 1972 to 1999, Mr. Gambill was employed by Wheat First Butcher Singer (“Wheat”). He served as head of Wheat’s capital markets group in the late 1980s, where he was responsible for investment banking, public finance, taxable fixed income, municipal sales and trading, equity sales, trading and research. He became President of Wheat in 1996. Wheat merged with First Union Corporation in January 1998. Subsequent to Wheat’s merger with First Union, Mr. Gambill served as President of Wheat First Union. He later was named Head of Equity Capital Markets of Wheat First Union. He currently serves on the Board of Directors of Speedway Motorsports, Inc. (NYSE: TRK) where he is Chairman of its audit committee and a member of its compensation committee. Mr. Gambill is also a director of NewMarket Corporation (NYSE: NEU) and serves on its audit committee. Mr. Gambill graduated summa cum laude from Hampden-Sydney College.

Mr. Gambill was selected to serve as a director on our Board due to his involvement in the capital markets for over thirty-five years, supervising various functions such as investment banking, public finance and equity research. Mr. Gambill’s experience serving as an advisor to various public and private companies brings crucial skills and contributions to the Board.

Benjamin S. Goldstein. Mr. Goldstein has served on our Board of Directors since 2007 and is a member of our compensation committee and chairs our audit committee. He is currently the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Raleigh, North Carolina. The Advisory Group is not a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, serving as the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein is a CPA and graduated from UNC-Chapel Hill with a degree in business.

Mr. Goldstein was selected to serve as a director on our Board due to his extensive audit and consulting-related experience with private and public companies. Mr. Goldstein’s experience and background in public accounting enhances his ability to provide effective leadership as chairman of our audit committee and to provide effective oversight of compensation decisions in his capacity as member of our compensation committee.

Simon B. Rich, Jr. Mr. Rich has served on our Board of Directors since 2007 and is a member of our audit committee and our nominating and corporate governance committee. Mr. Rich is also a director of Verenium Corporation, a company traded on the Nasdaq Global Market under the symbol, “VRNM.” He retired in 2001 from his positions as Chief Executive Officer of Louis Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. From 2005 to 2006, Mr. Rich also served as a director and member of the audit committee of Fisher Scientific. His work experience, which spans more than thirty years, includes many aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.

Mr. Rich was selected to serve as a director on our Board due to his prior public and private company experience, as well as his experience structuring private equity transactions. Mr. Rich’s leadership and experience provide valuable contributions to the oversight of our company’s governance guidelines and financial records.

Sherwood H. Smith, Jr. Mr. Smith has served on our Board of Directors since 2007 and is a member of our audit committee, nominating and corporate governance committee and our compensation committee. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Until 2000 he served as a director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation (now Wells Fargo and Company), Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business

Council and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.

Mr. Smith was selected to serve as a director on our Board due to his extensive experience as an executive officer and director of various public companies and his extensive business knowledge. Mr. Smith’s public company experience and knowledge are important in providing effective oversight in light of our operational and organizational structure.

Interested Directors

Garland S. Tucker, III. Mr. Tucker has served as Chairman of our Board of Directors, Chief Executive Officer and President since 2006 and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners, LLC, the former external manager of Triangle SBIC prior to our IPO. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the New York Stock Exchange, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.

Mr. Tucker was selected to serve as a director on our Board due to his prior service to the Company as its Chairman, President and Chief Executive Officer and his thirty-five years of experience in the financial and investment industries. Mr. Tucker’s intimate knowledge of the Company and his familiarity with the financial and investment industries are critical to the oversight of our strategic goals and the evaluation of our operational performance.

Brent P.W. Burgess. Mr. Burgess has served as our Chief Investment Officer and member of our Board of Directors since 2006 and is a member of our investment committee. Mr. Burgess was a co-founder of Triangle Capital Partners, LLC. Prior to joining Triangle, he was Vice President for five years at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver.

Mr. Burgess was selected to serve as a director on our Board due to his successful history with the Company as its Chief Investment Officer and member of our Board of Directors and his experience in leading and managing investments. Mr. Burgess’ leadership and comprehensive knowledge of the investment industry are integral to the oversight of our investment goals.

Steven C. Lilly. Mr. Lilly has served as our Chief Financial Officer, Secretary, Treasurer and member of our Board of Directors since 2006 (as well as our Chief Compliance Officer since our IPO in 2007) and is a member of our investment committee. From 2005 to 2006, Mr. Lilly served as Chief Financial Officer of Triangle Capital Partners, LLC. Prior to joining Triangle Capital Partners in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. On November 15, 2002, SpectraSite Holdings, Inc. (SpectraSite’s predecessor company) filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of North Carolina to implement a pre-negotiated financial restructuring pursuant to the company’s Plan of Reorganization, confirmed by the Bankruptcy Court on January 28, 2003. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wells Fargo and Company), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.

Mr. Lilly was selected to serve as a director on our Board due to his prior service to the Company as its Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and his broad experience and leadership both financing and operating public and private companies. Mr. Lilly’s knowledge of the Company and extensive experience in the capital markets are crucial to the evaluation of our operational performance and financial goals.

Other Members of Investment Committee

Jeffrey A. Dombcik. Mr. Dombcik joined Triangle in February 2007. Prior to joining us, Mr. Dombcik was a managing director and co-founder of South Franklin Street Partners, an SBIC focused on providing junior capital to middle market companies. Prior to co-founding South Franklin Street Partners in 2003, Mr. Dombcik served as Executive Vice President and Partner of Edgewater Capital Partners, L.P., a private equity investment firm focused on the acquisition of middle market companies. Mr. Dombcik also served as a senior vice president of investment banking for McDonald Investments, Inc., a wholly owned subsidiary of Key Corp., and vice president of Brown, Gibbons, Lang & Company L.P., a middle market investment bank with offices in Chicago and Cleveland. Mr. Dombcik is a graduate of Miami University and John Carroll University.

Douglas A. Vaughn. Mr. Vaughn joined Triangle in February 2008. Prior to joining us, Mr. Vaughn was President and a Director of VIETRI, Inc., America’s largest importer, distributor and marketer of handmade Italian ceramic and home décor items. Prior to his eight years at VIETRI, Inc., Mr. Vaughn advised business owners and managers, including private equity funds, on strategic initiatives including acquisitions and corporate finance — first as a Senior Consultant at Deloitte Consulting and later as a Partner at Chatham Partners. Prior to that, Mr. Vaughn served in management roles for Sara Lee Corporation. Mr. Vaughn holds a BA from the University of Virginia and an MBA from The University of North Carolina’s Kenan-Flagler School of Business.

David F. Parker. Mr. Parker joined Triangle in 2002. Prior to that, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, Mr. Parker was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where Mr. Parker was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, Mr. Parker worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. Mr. Parker is a graduate of North Carolina State University and Harvard Business School.

Meetings of the Board of Directors and Committees

During 2009, our Board of Directors held five Board meetings. Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy. All directors attended 100% of the aggregate number of meetings of the Board and of the respective committees on which they served. We expect each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held each Board meeting. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee is responsible for compliance with legal and regulatory requirements, selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.

Our Board of Directors adopted the Audit Committee Charter on January 31, 2007. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the audit committee are Messrs. Goldstein, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, Nasdaq listing standards, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee held five meetings during 2009.

Compensation Committee

The compensation committee is appointed by the Board to discharge its responsibilities relating to the compensation of our executive officers and other key employees. The compensation committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The compensation committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely composed of one or more members of the compensation committee. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

Members of our compensation committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the compensation committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve employment agreements and any special supplemental benefits or perquisites for our executive officers. They review broadly employee compensation strategies, including salary levels and ranges and employee fringe benefits, in conjunction with compensation consultants.

In determining executive compensation levels for our executive officers, the compensation committee meets at least annually with management, and may meet with independent compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The compensation committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish the compensation levels necessary to attract and retain quality executive officers and investment professionals.

The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee. Our compensation committee held two meetings during 2009.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law.

In considering possible candidates for nomination, the nominating and corporate governance committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the Nasdaq Global Market standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience and what type of diversity he or she brings to the Board, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.

The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.

The members of the nominating and corporate governance committee are Messrs. Gambill, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Dunwoody served on the nominating and corporate governance committee until August 2009, at which time Mr. Gambill became a member of the nominating and corporate governance committee, relieving Mr. Dunwoody of such duties. Mr. Rich serves as the chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee held one meeting during 2009.

Investment Committee

Our investment committee is responsible for all aspects of our investment process. The members of the Triangle Capital Corporation investment committee are Messrs. Tucker, Burgess, Lilly, Jeffrey A. Dombcik, Douglas A. Vaughn and David F. Parker. Triangle SBIC has a separate investment committee that is responsible for all aspects of our investment process relating to investments made by Triangle SBIC. The members of the Triangle SBIC investment committee are also Messrs. Tucker, Burgess, Lilly, Dombcik, Vaughn and Parker. Mr. Vaughn’s appointment to the Triangle SBIC investment committee is contingent upon our receiving approval from the SBA. For purposes of the discussion herein, any reference to the “investment committee” refers to both the investment committee of Triangle Capital Corporation and the investment committee of Triangle SBIC.

Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee is involved in all significant stages of the investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.

Communication with the Board of Directors

Stockholders with questions about Triangle Capital Corporation are encouraged to contact Steven C. Lilly, at 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612, (919) 719-4770. However, if

stockholders feel their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to: Triangle Capital Corporation Board of Directors, c/o Simon B. Rich, Jr., 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612. In addition, stockholders may communicate with us by clicking “Contact IR” on the Investor Relations section of our website at the following URL: http://ir.tcap.com. All stockholder communications received by our corporate secretary in this manner will be delivered to one or more members of the Board of Directors.

Corporate Leadership Structure

Mr. Tucker serves jointly as the Chairman of our Board of Directors and President and Chief Executive Officer. In addition, we have designated Mr. Rich as our lead independent director to preside over all executive sessions of non-employee directors. We believe that consolidating our leadership structure without an independent chairman provides an efficient and effective management model which fosters direct accountability, effective decision-making and alignment of corporate strategy between our Board of Directors and management. Mr. Tucker is, and Mr. Rich is not, an “interested person” as defined Section 2(a)(19) of the 1940 Act.

Oversight of Risk Management

On behalf of the Board of Directors, the Audit Committee oversees our enterprise risk management function. To this end, the Audit Committee meets at least annually (i) as a committee to discuss the Company’s risk management guidelines, policies and exposures and (ii) with our independent auditors to review our internal control environment and other risk exposures. Additionally, on behalf of the Board of Directors, the Compensation Committee oversees the management of risks relating to our executive compensation program and other employee benefit plans. In fulfillment of its duties, the Compensation Committee reviews at least annually our executive compensation program and meets regularly with our chief executive officer to understand the financial, human resources and stockholder implications of all compensation decisions. The Audit Committee and the Compensation Committee each report to the Board of Directors on a quarterly basis to apprise the Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Compliance Policies and Procedures

In accordance with the 1940 Act, we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, and we review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. In addition, we have designated Mr. Lilly as our Chief Compliance Officer. As such, Mr. Lilly is responsible for administering our compliance program and meeting with our Board of Directors at least annually to assess its effectiveness.

Code of Conduct and Corporate Governance Guidelines

We have adopted a code of conduct and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of conduct and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that our independent directors earned during the year ended December 31, 2009. Our interested directors are not compensated for their service as Board members.

		Fees Earned
		or Paid in	Stock	All Other
Name	Year	Cash	Awards(1)	Compensation	Total

W. McComb Dunwoody	2009	$13,250	$30,000	—	$43,250
Mark M. Gambill(2)	2009	$16,250	—	—	$27,500
Benjamin S. Goldstein	2009	$29,000	$30,000	—	$59,000
Simon B. Rich, Jr.	2009	$24,000	$30,000	—	$54,000
Sherwood H. Smith, Jr.	2009	$25,000	$30,000	—	$55,000

(1)	Grant date fair value of restricted stock awards granted to each non-employee director on May 6, 2009. SEC disclosure rules require reporting of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)	On August 8, 2009, Mr. Gambill was elected by our Board of Directors to fill a vacant Board seat. He was therefore only compensated for Board service from August 8, 2009, through December 31, 2009.

Director Fees

In 2009, each of our directors (other than Mr. Gambill) who were not one of our employees or an employee of our subsidiaries earned an annual fee of $30,000 worth of restricted stock in Triangle, calculated based on the share price of our common stock as of the close of the Nasdaq Global Market on May 6, 2009, the date of grant. Based on this calculation, each of our independent directors (other than Mr. Gambill) received 2,953 shares of restricted stock, which vested on May 6, 2010.

In addition, independent directors received a fee of $2,500 for each Board meeting attended in person and $1,250 for each Board meeting attended by conference telephone or similar communications equipment; audit committee members receive a fee of $1,500 for each audit committee meeting attended in person and $750 for each audit committee meeting attended by conference telephone or similar communication equipment; and members of our compensation committee and nominating and corporate governance committee receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. Finally, our audit committee chairman receives an annual fee of $10,000, and each of our compensation committee and nominating and corporate governance committee chairmen received an annual fee of $5,000 for their services as chairmen of their respective committees. The Director Compensation Table above takes into account all changes in director compensation made during the 2009 fiscal year. We also reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.

Non-Employee Director Equity Compensation

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and non-employee directors without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and as otherwise set forth in the exemptive order. In 2008, our Board approved, and at the 2008 Annual Stockholders Meeting the stockholders voted to approve, the Amended and Restated Plan. During our fiscal year ended December 31, 2009, we granted restricted share awards to our officers, directors and key employees as compensation related to performance in 2008.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees and employee directors may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees and officers, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. The number of shares granted to each non-employee director in 2009 was the equivalent of $30,000 worth of shares, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic (that is, the grants will equal $30,000 worth of restricted stock each year), and the terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.

EXECUTIVE COMPENSATION

General

In 2009, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess and Steven C. Lilly. We refer to these three officers in 2009 as our named executive officers, or “NEOs.” Each of our NEOs entered into employment agreements with us in 2007 for two-year terms, was compensated according to the terms of such agreements, which are described herein, and each employment expired on February 20, 2009. In February 2009, upon determination by our compensation committee that it would be in the best interests of the Company and its stockholders for the Company to operate without employment agreements, we requested that our NEOs waive all notice requirements pursuant to their employment agreements and agree not to renew them on a going-forward basis in 2009. After consideration, Messrs. Tucker, Burgess, and Lilly agreed with our compensation committee, voluntarily waiving their notice rights as to the renewal of their employment agreements. As a result, since February 21, 2009, none of our employees is party to an employment agreement with us. Each executive officer continues to be paid a base salary and is eligible to receive cash bonuses and equity incentives in the discretion of our Board of Directors and compensation committee.

Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.

Our compensation committee reviewed and approved all of our compensation policies for 2009.

We completed our initial public offering, or IPO, in February 2007. As our first three years of operation as a publicly traded business development company, or BDC, 2007, 2008 and 2009 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2010.

As a BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue certain equity-based compensation to our employees and directors. In 2008, we received an exemptive order from the SEC which permits us to issue restricted share awards as part of the compensation packages for our employees and directors. In 2008, we revised our 2007 Equity Incentive Plan in accordance with the SEC’s comments. Our Board has approved the Amended and Restated Plan and our stockholders voted to approve the Amended and Restated Plan at our 2008 Annual Meeting of Stockholders.

Executive Compensation Policy

In 2009, we compensated our NEOs through a combination of base salary, cash bonuses and restricted stock awards. Our integration of restricted stock awards into our overall compensation philosophy is designed to make us competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.

Overview

Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.

We designed each NEO’s compensation package to appropriately reward the NEO for his contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will continue to use its judgment and experience, working in conjunction with our chief executive officer and an independent compensation consultant, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of restricted stock was awarded based on individual performance expectations set by the compensation committee.

Establishing Compensation Levels

Role of the Compensation Committee and Management

As set forth in the Compensation Committee Charter, our compensation committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds allocated for payment under the compensation plans.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, we developed a comparative group of internally managed BDCs and performed comprehensive analyses of competitive performance and compensation levels. In 2009, this comparative group included the following: Capital Southwest Corporation; Hercules Technology Growth Capital, Inc.; Kohlberg Capital Corporation; Main Street Capital Corporation; MCG Capital Corporation; Medallion Financial Corp.; Patriot Capital Funding, Inc.; and Utek Corporation. In addition, our compensation committee reviewed various independent consulting reports regarding compensation within the private equity industry.

Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company. Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation and restricted stock awards. In addition to actual levels of compensation, we also analyzed the approach other

BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of a third party compensation consultant, and certain corporate and executive performance measures established to achieve total returns for stockholders.

Using the above data, we ranked below the median of the comparative group in market capitalization, below the median in net income, and in the lower quartile in assets and number of employees. Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives.

Assessment of Company Performance

We believe that the alignment of (i) a company’s business plan, (ii) its stockholders expectations and (iii) its employee compensation is essential to long term business success in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

Compensation Determination

We analyzed the competitiveness of the previously described components of compensation individually, as well as in total, in conjunction with our peer group of BDCs listed above. Our comparative analysis indicated that in aggregate, for 2009, our base salaries plus target bonuses resulted in total annual cash compensation below the market median. We believe this is primarily due to the fact that the Company is smaller than the other BDCs in our peer group. As the Company grows and matures we would expect our compensation levels would, over time, more closely approximate the median of our peer group.

Classes of Executive Compensation

Base salary

Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2009 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual and the base salary of the individual in 2008. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. Finally, we used a compensation consultant in order to get an objective third party expert’s insight into our NEOs’ base salaries.

The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures.

On February 21, 2007, we entered into employment agreements with Messrs. Tucker, Burgess and Lilly, and each employment agreement’s term ended without renewal on February 20, 2009. Each of our NEOs is now employed on an at-will basis. In general the agreements provided for the compensation of each NEO, as discussed above, payments to each executive upon various termination scenarios and contained certain restrictive covenants on competition and solicitation of our employees and clients. The 2009 base salaries and target bonus levels for the three NEOs were the same as they were in 2008.

Pursuant to these agreements, each executive would have received compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” below for additional information regarding the material terms of these agreements.

In February 2009, upon determination by our compensation committee that it would be in the best interests of the Company and its stockholders for the Company to operate without employment agreements, we requested that our NEOs waive all notice requirements pursuant to their employment agreements and agree not to renew them on a going-forward basis in 2009. After consideration, Messrs. Tucker, Burgess, and Lilly agreed with our compensation committee, voluntarily waiving their notice rights as to the renewal of their employment agreements. As a result, since February 21, 2009, none of our employees is party to an employment agreement with us.

Determination of 2009 Annual Base Salary

The compensation committee annually reviews the base salary for each of our executive officers and determines whether or not to adjust it in its sole discretion. Increases to base salary are awarded to recognize levels of responsibilities and related individual performance, and to address changes in the external competitive market for a given position.

Mr. Tucker was paid an annual base salary of $265,000. Mr. Tucker’s base salary did not increase from 2008 to 2009. Mr. Tucker’s base salary recognizes his overall responsibility for the Company and his continued leadership which enabled us to achieve the majority of our operational and financial objectives in 2009.

Mr. Burgess was paid an annual base salary of $240,000 for 2009. Mr. Burgess’ base salary did not increase from 2008 to 2009. Mr. Burgess’ base salary recognizes his lead role in managing all investment activity of the Company, including marketing, structuring, closing and monitoring portfolio company investments.

Mr. Lilly was paid an annual base salary of $240,000 for 2009. Mr. Lilly’s base salary did not increase from 2008 to 2009. Mr. Lilly’s base salary recognizes his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s base salary also reflected his service as our Company’s Chief Compliance Officer.

Annual Cash Bonuses

We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with recommendations from the chief executive officer for NEOs other than himself. For 2009, NEOs were eligible for cash bonuses, ranging from 0% to up to 139.6% of their highest annual rate of base salary, depending on the NEO’s position. Performance achievements which were considered in the determination of cash bonuses for fiscal 2009 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).

Determination of Annual Cash Bonuses

Cash bonuses for 2009 were paid in February of 2010 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the Company. Our NEOs’ annual cash bonuses paid for performance in 2009 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2009 were determined based on performance goals adopted by the compensation committee. The potential bonus ranges for each of our NEOs are presented below, as well as the actual percentage of bonuses paid as compared to salary paid in 2009 for each of our NEOs:

	Minimum	Target	Actual %
	Performance %	Performance	of 2009 Salary
NEO	of 2009 Salary	% of 2009 Salary	Awarded

Garland S. Tucker, III	0%	139.6%	139.6%
Brent P.W. Burgess	0%	129.2%	129.2%
Steven C. Lilly	0%	108.3%	108.3%

All of our NEOs’ cash bonuses for 2009 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, portfolio valuation, portfolio monitoring processes, asset management processes, transaction monitoring processes and maintaining appropriate dividend payouts to stockholders.

Mr. Tucker was paid an annual cash bonus of $370,000 for 2009, which is a $105,000 increase from his annual cash bonus for 2008. Mr. Tucker’s cash bonus reflects his overall responsibility for the Company and his continued leadership in 2009, which enabled us to achieve the majority of our operational and financial objectives.

Mr. Burgess was paid an annual cash bonus of $310,000 for 2009, which is a $70,000 increase from his annual cash bonus for 2008. Mr. Burgess’ cash bonus reflects his ability to manage the Company’s investment process, including sourcing new investments, monitoring our portfolio and guiding all of the investments we made during 2009 to a successful closing on terms we believe will be favorable to the Company.

Mr. Lilly was paid an annual cash bonus of $260,000 for 2009, which is a $20,000 increase from his annual cash bonus for 2008. Mr. Lilly’s cash bonus reflects his lead role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2009.

Long Term Incentive Compensation

General

Our Board of Directors adopted the Amended and Restated Plan in order to provide stock-based awards as incentive compensation to our employees and non-employee directors. Since our IPO, our compensation committee has chosen to utilize shares of our restricted stock, rather than stock options or other equity-based incentive compensation, as its long term incentive compensation strategy.

We use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to each NEO, the compensation committee determines the terms of the award in its sole discretion, including their performance period (or periods) and the performance objectives relating to the award.

Options

Since our IPO, our compensation committee has not utilized options to purchase our common stock as a form of compensation to our NEOs and other employees. As such, we did not grant any stock options to our employees in 2009.

Our compensation committee may, however, in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that, if granted, options will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the Nasdaq Global Market, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options, if granted in the future, will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment).

Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company.

Restricted Stock

Upon obtaining the requisite exemptive relief from the SEC in 2008, our compensation committee has utilized restricted shares of our common stock as the sole form of equity-based incentive compensation to our NEOs and other employees.

Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions. As such, we were able to begin the implementation of our long-term compensation strategies through granting restricted stock to our non-employee directors, NEOs and other key employees in 2008 and continued to do so in 2009. We have complied with each condition required by the SEC’s exemptive order, as amended.

The Amended and Restated Plan allows our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award is for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.

Determination of Restricted Stock Awards

Specific performance factors that the compensation committee considered in determining the granting of restricted stock in 2009 included individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company during our fiscal year ended December 31, 2008. The amount of restricted stock awarded to each of our executive officers is unrelated to the number of shares we may sell below net asset value. Restricted stock is issued to employees under our Amended and Restated Plan, pursuant to which we have reserved a total of 900,000 shares of common stock for issuance.

Mr. Tucker was awarded 29,182 shares of restricted stock in 2009, which is an increase of 7,128 shares of restricted stock from that which was granted to him in 2008. This award reflects Mr. Tucker’s leadership during 2008, which enabled us to achieve the majority of our operational and financial objectives. Mr. Tucker’s performance during this time period was vital to our Company’s success.

Mr. Burgess was awarded 23,636 shares of restricted stock in 2009, which is an increase of 3,663 shares of restricted stock from that which was granted to him in 2008. This award reflects Mr. Burgess’ leadership in implementing our investment strategy during 2008, including the expansion of our investment team, the deal sourcing of certain portfolio investments and guidance of each investment through our internal investment process from inception to closing.

Mr. Lilly was awarded 21,091 shares of restricted stock in 2009, which is an increase of 1,118 shares of restricted stock from that which was granted to him in 2008. This award reflects Mr. Lilly’s role in managing all financial aspects of our Company, including his leadership in matters relating to our capital structure, the media and investor relations. Mr. Lilly’s cash bonus also reflected his service as our Chief Compliance Officer during 2009.

Change in Control and Severance

Effective February 2009, resulting from the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with us, and, as such, our NEOs are no longer entitled to any severance or other compensation upon the termination of their employment, including any such compensation as a result of a change in control of the Company. However, since each of our NEOs was party to an employment agreement with us from January 1, 2009 through February 20, 2009, we are required to describe certain terms of their former employment agreements, which we have set forth below.

Change in Control

Upon termination of employment after a change of control, the NEOs would have received severance payments pursuant to their employment agreements entered into in connection with our IPO Effective February 20, 2009, however, our NEOs voluntarily waived their rights to the renewal of their employment agreements. As a result, effective February 21, 2009, none of our NEOs is eligible to receive severance upon a change of control.

Upon specified covered transactions involving a change of control (as defined in the Amended and Restated Plan), all outstanding awards under the Amended and Restated Plan will either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Severance

Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement), if an NEO had terminated his employment with us within two years following such change in control, or if we had terminated or given the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he would have received a severance package beginning on the date of termination. The severance package would have included monthly payments equal to one- twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months. In the event that an NEO’s severance pay had been triggered under his employment agreement, he would have continued to receive his respective severance package even if he had been hired by another employer, including a competing business development company or other fund; however, the Company’s obligation to continue the NEO’s then-existing benefits under the severance package would have terminated on the date the NEO became eligible to receive such equal benefit from another employer.

In addition, a separate severance package existed in the event the NEO’s employment had been terminated as a result of death or disability, or in the event that the Company had terminated the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control.

The same severance package referenced in the immediately preceding paragraph would have been provided to the NEO, except that the severance package would have only continued to be in effect for twenty-four months.

Each NEO’s employment agreement also included a right to allow the executive officer the opportunity to evaluate his position with the Company for a one-month period beginning at the end of one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO had been dissatisfied with his responsibilities one year after the change in control had occurred, he could have terminated his employment with the Company without good reason and still would have received a severance package. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

Finally, if we had failed to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control (causing such NEOs employment to terminate), any severance payment or benefit would have been payable at the absolute discretion of the Board.

The rationale behind providing a severance package in certain events was to attract talented executives who would be assured that they would not be financially injured if they physically relocated and/or left another job to join us but were forced out through no fault of their own and to ensure that our business would be operated and governed for our stockholders by a management team, and under the direction of a Board of Directors, who were not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change of control, please see the table below entitled “2009 Potential Payments Upon Termination or Change in Control” and accompanying discussion.

Tax and Accounting Considerations

Section 162(m) of the Code limits our deduction for U.S. federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation” as defined in the Code and the Treasury Regulations thereunder. Our compensation committee has not established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation” for U.S. federal income tax purposes. To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee evaluates the effects of the compensation limits of Section 162(m) of the Code on all compensation it proposes to grant, and the compensation committee intends to provide all executive compensation in a manner consistent with our best interests and those of our stockholders. In 2009, none of our executive officers received compensation that would exceed the $1 million limit on deductibility under Section 162(m) of the Code.

In awarding restricted stock awards for performance in 2009, we accounted for share-based awards under the provisions of FASB ASC Topic 718, Stock Compensation (formerly Statement of Accounting Standards No. 123R, Share-Based Payment). ASC Topic 718 establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

Conclusion

Our compensation policies are designed to fairly compensate, retain and motivate our NEOs. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

EXECUTIVE OFFICER COMPENSATION

Due to the fact that we consummated our initial public offering of common stock in February 2007, we only have executive officer compensation data for a portion of 2007, in addition to the 2008 and 2009 data. The respective compensation of our named executive officers in 2007, 2008 and 2009 was as follows:

Summary Compensation Table

							Restricted
	Principal		Base				Stock		All Other
Name	Position	Year	Salary		Bonus		Awards		Compensation		Total

Garland S. Tucker, III	CEO	2009	$265,000		$370,000		$309,913	(1)	$109,254	(2)	$1,054,167
		2008	$265,000		$265,000		$245,020	(3)	$60,389	(4)	$835,409
		2007	$231,875	(5)	$265,000		—		$18,277		$515,152
Brent P.W. Burgess	CIO (6)	2009	$240,000		$310,000		$251,014	(1)	$85,568	(2)	$886,582
		2008	$240,000		$240,000		$221,900	(3)	$46,290	(4)	$748,190
		2007	$210,000	(5)	$240,000		—		$12,318		$462,318
Steven C. Lilly	CFO	2009	$240,000		$260,000		$223,986	(1)	$81,187	(2)	$805,173
		2008	$240,000		$240,000		$221,900	(3)	$46,054	(4)	$747,954
		2007	$210,000	(5)	$280,416	(7)	—		$11,488		$501,904

(1)	Grant date fair value of restricted stock awards granted during 2009.

(2)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2009 and (ii) value of dividends received or earned in respect of each executive officer’s restricted stock awards received in 2009.

(3)	Grant date fair value of restricted stock awards granted during 2008.

(4)	Includes (i) value of benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2008 and (ii) value of dividends received or earned in respect of each executive officer’s restricted stock awards received in 2008.

(5)	Includes base salary paid from February 21, 2007 through December 31, 2007.

(6)	“CIO” stands for Chief Investment Officer.

(7)	Includes a tax gross-up bonus approved by the compensation committee.

Equity Incentive Plan

Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s non-employee directors and employees without having first obtained exemptive relief. In 2007, we filed a request with the Securities and Exchange Commission, or the SEC, for such exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On March 18, 2008 we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order. In 2008, our Board approved, and the stockholders voted to approve, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan. During our fiscal year ended December 31, 2009, we granted restricted share awards to our officers, directors and key employees in accordance with the Amended and Restated Plan.

The following is a summary of the material features of the Amended and Restated Plan. It may not contain all of the information important to you. The Amended and Restated Plan includes provisions allowing the issuance of restricted stock to all key employees and directors. Restricted stock refers to an award of stock that is subject to forfeiture restrictions and may not be transferred until such restrictions have lapsed. The Amended and Restated Plan will also allow us to issue options to our key employees in the future should our Board and compensation committee choose to do so.

Under the Amended and Restated Plan, up to 900,000 shares of our common stock are authorized for issuance. Participants in the Amended and Restated Plan who are employees may receive awards of options to purchase shares of common stock or grants of restricted stock, as determined by the Board. Participants who are non-employee directors may receive awards of restricted stock in accordance with certain parameters as discussed below. The basis of such participation is to provide incentives to our employees and directors in order to attract and retain the services of qualified professionals.

Options granted under the Amended and Restated Plan entitle the optionee, upon exercise, to purchase shares of common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise period of each stock option awarded will expire on a date determined by the Board, such date to be specified in the stock option award agreement; however, the Plan also states that no stock option award will be exercisable after the expiration of ten years from the date such stock option was granted.

The Amended and Restated Plan permits the issuance of restricted stock to employees and directors consistent with such terms and conditions as the Board shall deem appropriate, subject to the limitations set forth in the plan. With respect to awards issued to our employees, the Board will determine the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

The Amended and Restated Plan provides that our non-employee directors each receive an automatic grant of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions lapse one year from the grant date. From 2008 forward, the grants of restricted stock to non-employee directors under the Amended and Restated Plan are automatic, that is, the grants will equal $30,000 worth of restricted stock each year, taken at the market value at the close of the Nasdaq Global Market on the date of grant, which historically has been the date of our annual stockholders meeting. The terms thereunder will not be changed without SEC approval. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested in accordance with the terms of the award agreement, unless the transfer is by will or by the laws of descent and distribution.

Our Board of Directors has delegated administration of the Amended and Restated Plan to its compensation committee, currently comprised solely of three (3) independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may abolish such committee at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board administers the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.

The following tables and discussions thereunder provide information regarding the Amended and Restated Plan generally and the restricted stock awards granted to our executive officers in 2009:

Grants of Plan-Based Awards

		Stock Awards:		Grant Date
		Number of		Fair Value
Name	Grant Date	Shares of Stock		of Stock

Garland S. Tucker, III	February 4, 2009	29,182	(1)	$309,913
Brent P.W. Burgess	February 4, 2009	23,636	(1)	$251,014
Steven C. Lilly	February 4, 2009	21,091	(1)	$223,986

(1)	Consists of restricted stock which vests ratably over four years from the date of grant.

On February 4, 2009, the Board of Directors, upon recommendation of our compensation committee, approved grants of restricted stock awards to the Company’s executive officers as set forth above. All of these restricted shares of stock were valued at $10.62, the closing price of our common stock on the Nasdaq Global

Market on February 4, 2009, the grant date. The restricted share awards granted to the executive officers vest ratably over four years from this grant date.

None of these shares of restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of prior to the their vesting date, and, except as otherwise determined by our Board or compensation committee at or after the grant of each executive officer’s award of restricted stock, any of the shares which have not fully vested will be forfeited, and all rights of the executive officer to such shares shall terminate, without further obligation on the part of Triangle, unless the executive officer remains employed with us for the entire vesting period relating to the restricted stock.

In addition, in accordance with the Amended and Restated Plan and each individual award agreement, any share of the Company’s stock distributed with respect to the restricted stock reflected in the table above is subject to the same ratable vesting restrictions, terms and conditions as the restricted stock awarded to each executive officer.

Outstanding Equity Awards at Fiscal Year-End 2009

				Equity Incentive
			Equity Incentive	Plan Awards: Market
	Number of	Market Value of	Plan Awards: Number	or Payout Value of
	Shares of Stock	Shares of Stock	of Unearned Shares	Unearned Shares
	That Have Not	That Have Not	That Have Not	That Have Not
Name	Vested	Vested(1)	Vested	Vested(1)

Garland S. Tucker, III	45,723 (2)	$552,791	45,723 (2)	$552,791
Brent P.W. Burgess	38,616 (3)	$466,867	38,616 (3)	$466,867
Steven C. Lilly	36,071 (4)	$436,098	36,071 (4)	$436,098

(1)	The values of the unvested common stock listed are based on a $12.09 closing price of our common stock as reported on the Nasdaq Global Market on December 31, 2009.

(2)	16,541 of the shares listed will vest ratably on May 6 of each year until May 6, 2013, and 29,182 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(3)	14,980 of the shares listed will vest ratably on May 6 of each year until May 6, 2013, and 23,636 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

(4)	14,980 of the shares listed will vest ratably on May 6 of each year until May 6, 2013, and 21,091 of the shares listed will vest ratably on February 4 of each year until February 4, 2014, at which respective times such shares will be fully vested, subject to the executive officer still being employed with us at such vesting dates.

Employment Agreements

Effective February 2009, resulting from the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with us. However, since each of our NEOs was party to an employment agreement with us from January 1, 2009 through February 20, 2009, we are required to describe certain terms of their former employment agreements, which we have done herein.

Upon consummation of our IPO, we entered into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salaries under the employment agreements for Messrs. Tucker, Burgess, and Lilly were $265,000, $240,000, and $240,000, respectively.

In addition, in 2008, each executive officer was eligible to receive an annual bonus of up to a maximum of 100% of the executive officer’s 2008 base salary for achieving certain performance objectives. Our compensation committee established such performance objectives, as well as the bonus awarded to each executive officer, the details of which are discussed in the Compensation Discussion & Analysis section above.

After recent consideration, our Board of Directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if these employment agreements were not renewed for additional one-year terms. Accordingly, on February 20, 2009, each executive officer affirmatively waived his non-renewal notice rights set forth in his employment agreement, and the Company formally acknowledged such waivers.

Potential Payments upon Termination or Change in Control

Effective February 2009, resulting from the determination by our compensation committee that it would be in the best interests of the Company and our stockholders for the Company to operate without employment agreements, none of our employees is party to an employment agreement with us and, as such, our NEOs are no longer entitled to any severance or other compensation upon the termination of their employment, including any such compensation as a result of a change in control of the Company. However, since each of our NEOs was party to an employment agreement with us from January 1, 2009 through February 20, 2009, we are required to describe certain terms of their former employment agreements, including potential payments to our NEOs upon their termination or a change in control, which we have set forth below.

Under their respective employment agreements (which, as explained above in the section entitled “Employment Agreements,” are no longer in effect as of February 21, 2009), each NEO was entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each NEO between January 1, 2009 and February 21, 2009. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	change in control event would have occurred, and the date of termination was February 21, 2009;

•	the annual salary at the time of termination would have been as follows: Garland S. Tucker, III, $265,000; Brent P.W. Burgess, $240,000; and Steven C. Lilly $240,000;

•	there would have been no unpaid bonus for the prior year;

•	there would have been no accrued and unpaid salary; and

•	there would have been no unpaid reimbursement for expenses incurred prior to the date of termination.

2009 Potential Payments Upon Termination or Change in Control (through February 20, 2009)

				Within Two
				Years
			Outside of	After			Thirteenth
			Two Years	Change in			Month After
			After	Control;			Change in
			Change	Termination			Control;
			in Control;	w/o Cause or			Termination
			Termination	for Good			w/o Good
Name	Benefit		w/o Cause(3)	Reason(4)	Death	Disability	Reason(5)

Garland S. Tucker, III		Severance Pay(1)	$530,000	$795,000	$530,000	$530,000	$795,000
	Bonu	s Compensation(2)	$530,000	$795,000	$530,000	$530,000	$795,000
Brent P.W. Burgess		Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonu	s Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000
Steven C. Lilly		Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonu	s Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000

(1)	Severance pay would have included an NEO’s annual salary and applicable multiple thereof paid monthly beginning at the time of termination, plus the employee’s benefits in the form of medical, health or other employee welfare benefit plan adopted by us.

(2)	Bonus compensation would at most have been equal to 100% of an employee’s annual salary, multiplied by the number of years in which the employee would have been eligible to receive severance pay as defined above.

(3)	Change in control was defined in each employee’s employment agreement.

(4)	Good Reason was defined in each employee’s employment agreement.

(5)	The intent of this particular provision in each of our executive officers’ employment agreements was to allow the executive officer the opportunity to evaluate his position with the Company one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position.

Under specified covered transactions involving a change in control, if an NEO had terminated his employment with us within two (2) years following such change in control, or if we had terminated or given the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he would have received a severance package beginning on the date of termination. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

In addition, a separate severance package existed in the event the NEO’s employment had been terminated as a result of death or disability, or in the event that the Company had terminated the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph would have been provided to the NEO, except that the severance package would have only continued to be in effect for twenty-four months.

Each NEO’s employment agreement also included a right to allow the executive officer the opportunity to evaluate his position with the Company for a one-month period beginning at the end of one year after a change in control had occurred, in order to determine whether at that time it would have been in the best interests of the Company and the NEO for the NEO to continue serving in his then current position. If the NEO had been dissatisfied with his responsibilities under the management after the change in control had occurred, he could have terminated his employment with the Company without good reason and still would have received a severance package. The severance package would have included monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company would have continued to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package would have continued to be in effect for thirty-six months.

Finally, if we had failed to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control (thereby terminating such NEO’s employment with us), any severance payment or benefit would have been payable at the absolute discretion of the Board.

In addition to severance compensation, each NEO’s employment agreement provided noncompetition, nonsolicitation, non-interference and confidentiality covenants in the event an NEO’s employment had been terminated. Under the applicable employment agreements, for a period of two years after an NEO’s employment with Triangle terminated for any reason whatsoever, the NEO would have been prohibited from competing with our Company, soliciting our employees and interfering with our business relationships. Further, each executive officer was required to keep confidential, whether during or after employment, all of our Company’s “confidential information,” as such term was defined in each employment agreement.

After recent consideration, our Board of Directors and compensation committee determined that it would be in the best interests of the Company and our stockholders if these employment agreements were not renewed for additional one-year terms; however, we had not given any of our executive officers the requisite three-month notice in accordance with the terms of their employment agreements. To that end, Messrs. Tucker, Burgess and Lilly were in agreement with us that non-renewal of their employment agreements is desirable, and accordingly, on February 20, 2009, each executive officer affirmatively waived his non-renewal notice rights set forth in his employment agreement, and we formally acknowledged such waivers.

Effective February 21, 2009, none of the executive officers is employed by us pursuant to an employment agreement. Rather, each executive officer is currently employed by us on an at-will basis. Each executive officer will continue to be paid his respective salary set forth in his previously effective employment agreement (as described herein) and is eligible to receive cash bonuses and equity incentives in the discretion of our Board of Directors and compensation committee.

401(k) Plan

In 2009, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $16,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,500 for the plan year.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The 1940 Act prohibits certain transactions between us, Triangle SBIC, Triangle SBIC II, as well as our and their affiliates, without first obtaining an exemptive order from the SEC. We and Triangle SBIC filed a joint exemptive application with the SEC in 2007 requesting relief under various Sections of the 1940 Act that would permit us, as the BDC parent, and Triangle SBIC, as a BDC/SBIC subsidiary, to operate effectively as one company for 1940 Act regulatory purposes. Specifically, the application requested relief for us and Triangle SBIC to (a) engage in certain transactions with each other, (b) invest in securities in which the other is an investor and engage in transactions with portfolio companies that would not otherwise be prohibited if the BDC and its subsidiary were one company, (c) be subject to modified consolidated asset coverage requirements for senior securities issued by the BDC and the BDC/SBIC subsidiary, (d) allow the BDC/SBIC subsidiary to have the maximum amount of borrowing capacity for SBICs permitted under the SBA and the 1940 Act, and (e) allow Triangle SBIC, as the BDC/SBIC subsidiary, to file reports under the Exchange Act on a consolidated basis with us, the parent BDC. In October 2008, the SEC issued an exemptive relief order approving the above requests. We, Triangle SBIC and Triangle SBIC II have also filed an application requesting an amendment to the SEC’s October 2008 exemptive order to provide this relief, as applicable, to Triangle SBIC II and any future Triangle subsidiaries. Our application is currently pending with the SEC.

In addition, under current SEC rules and regulations, BDCs may not grant options or restricted stock to directors who are not officers or employees of the BDC. Similarly, under the 1940 Act, BDCs cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. In March 2008, we received an exemptive relief order from the SEC that permits us to grant restricted stock to our independent directors as a portion of their compensation for service on our Board of Directors and permits us to grant restricted stock in exchange for or in recognition of services by our executive officers and employees.

For information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 1, 2010, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of March 1, 2010, we are not aware of any 5% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25% of our common stock.

Beneficial ownership has been determined in accordance with rule 13d-3 of the Exchange Act. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 1, 2010. Percentage of beneficial ownership is based on 11,934,594 shares of common stock outstanding as of March 1, 2010. The business address of each person below is 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

	Number of			Dollar Range of
	Shares			Equity
	Beneficially		Percentage	Securities
Name of Beneficial Owner	Owned		of Class	Beneficially Owned by(1)

Executive Officers
Garland S. Tucker, III	195,284	(2)	1.6%	over $	100,000
Brent P.W. Burgess	183,774	(3)	1.5%	over $	100,000
Steven C. Lilly	139,649	(4)	1.2%	over $	100,000
Independent Directors:
W. McComb Dunwoody	137,850	(5)	1.2%	over $	100,000
Mark M. Gambill	—		—		0
Benjamin S. Goldstein	14,962	(6)	*	over $	100,000
Simon B. Rich, Jr.	27,771	(7)	*	over $	100,000
Sherwood H. Smith, Jr.	59,241	(8)	*	over $	100,000

All Directors and Executive Officers as a Group	758,531		6.4%	over $	100,000

*	Less than 1.0%

(1)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000. The dollar ranges are based on the price of our common stock on March 1, 2010 of $13.50 per share.

(2)	Includes 69,261 shares of restricted stock and 812 shares held by Mr. Tucker’s wife.

(3)	Includes 59,374 shares of restricted stock.

(4)	Includes 51,632 shares of restricted stock.

(5)	Includes 6,771 shares of restricted stock.

(6)	Includes 6,771 shares of restricted stock.

(7)	Includes 6,771 shares of restricted stock and 3,500 shares held by Mr. Rich’s wife.

(8)	Includes 6,771 shares of restricted stock.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our annual meeting of stockholders held on May 5, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the post-effective amendment to the registration statement of which this prospectus forms a part (the “current amendment”) if the cumulative dilution to the Company’s NAV per share from offerings under the current amendment exceeds 15%. This would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $15.00 and we have 30 million shares outstanding, sale of 6 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our NAV per share increased to $15.75 on the then 36 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering;

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below Net Asset Value or “NAV” per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale	Following		Following
	Below NAV	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	—	$125,263	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	—	$9.64	—
Dilution/ Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/ Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
		at 5% Discount		at 10% Discount		at 20% Discount
	Prior to Sale	Following		Following		Following
	Below NAV	Sale	% Change	Sale	% Change	Sale	% Change

Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—
Total Dilution/ Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Dilution/ Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/ Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York Mellon, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date fixed by the Board of Directors, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015, or by calling the plan administrator at (866) 228-7201.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 11,934,594 shares were outstanding as of March 31, 2010. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Long-Term Debt

Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2010, we (through Triangle SBIC) had issued $121.9 million of SBA guaranteed debentures, which had an annual weighted-average interest rate of approximately 5.96%. With $65.3 million of regulatory capital as of March 31, 2010, we have the capacity to issue up to a total of $150.0 million of SBA guaranteed debentures through Triangle SBIC. On March 2010, Triangle SBIC II obtained its SBIC license, providing us the capability to issue an additional $75.0 million of SBA-guaranteed debentures.

Outstanding Securities

Set forth below are our outstanding classes of securities as of March 31, 2010.

		Amount held by
	Amount	Company	Amount
Title of Class	Authorized	or for its Account	Outstanding

Common Stock	150,000,000	—	11,934,594
SBA-Guaranteed Debentures	$150,000,000 (1)	—	$121,910,000

(1)	Based on $65.3 million of regulatory capital as of March 31, 2010. For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Regulation — Small Business Administration Regulation” below.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which he or she is finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also require us, to the maximum extent permitted by Maryland law, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses incurred by any such indemnified person in advance of the final disposition of a proceeding.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of The Maryland General Corporation Law and Charter And Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Director Terms; Election of Directors

Our charter provides that the term of each director is one year unless and until the Board of Directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter permits only as set forth in our bylaws or in the terms of any class or series of preferred stock). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of amendments to our charter and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights, unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Control Share Act. Our Board of Directors has not adopted and does not presently intend to adopt, such a resolution.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act. Our Board of Directors has not adopted and does not presently intend to adopt such a resolution.

Subtitle 8

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934 and at least three independent directors to elect to be subject by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all to live provisions:

•	a classified board,

•	a two-thirds vote requirement for removing a director,

•	a requirement that the number of directors be fixed only by vote of the directors,

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors and which the vacancy occurred and

•	a majority requirement for the calling of a special meeting of stockholders.

Pursuant to Subtitle 8, we have elected to provide that vacancies on our Board of Directors may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already (a) require a two-thirds vote for the removal any director from the Board, (b) vest in the Board the exclusive power to fix the number of directorships and (c) require, unless called by our Board of Directors or certain of our officers, the request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter to call a special meeting.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our common stock under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have qualified and elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2007. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for each calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a SIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Any investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Obtain RIC Tax Treatment.”

As a regulated investment company, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits RICs to carry forward net capital losses for up to eight taxable years. However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain, complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15% through 2010) provided that we properly designate such distribution as derived from “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15% through 2010 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

Certain distributions made by a publicly-traded RIC consisting of both cash and its stock will be treated as dividend distributions for purposes of satisfying the annual distribution requirements applicable to RICs. If we satisfy certain requirements, including the requirement that at least 10% of the total value of any such distribution consists of cash, the cash and our stock that we distribute will be treated as a dividend, to the extent of our earnings and profits. If we make such a distribution to our stockholders, each of our stockholders will be required to treat the total value of the distribution that each stockholder receives as a dividend, to the extent of each stockholder’s pro-rata share of our earnings and profits, regardless of whether such stockholder receives cash, our stock or a combination of cash and our stock.

We advise each of our stockholders that the taxes resulting from your receipt of a distribution consisting of cash and our stock may exceed the cash that you receive in the distribution. We urge each of our stockholders to consult your tax advisor regarding the specific federal, state, local and foreign income and other tax consequences of distributions consisting of both cash and our stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to a maximum U.S. federal income tax rate of 15% (through 2010) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a. noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on and capital gain from the sale or other disposition of our common stock.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, at a rate of 28% (through 2010), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sale in respect of our common stock received by U.S. stockholders who own their stock through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect of any amounts withheld.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sale in respect of our common stock received by certain non-U.S. stockholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. If payment of withholding taxes is required, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect of such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit or such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15% through 2010). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and to pay the corporate-level tax on such built-in gain.

Sunset of Reduced Tax Rate Provisions

Certain tax laws providing for certain reduced tax rates described herein are subject to sunset provisions. The sunset provisions generally provide that for taxable years beginning after December 31, 2010, certain provisions that are currently in the Code will revert back to a prior version of those provisions. Such provisions include those related to the reduced maximum income tax rates generally applicable to ordinary income, long-term capital gain and qualified dividend income recognized by certain noncorporate taxpayers and certain other tax rate provisions described herein. The impact of this reversion is not discussed herein. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of these sunset provisions on an investment in our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

We, and Triangle SBIC, have elected to be treated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

(ii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics and Corporate Governance Guidelines

We have adopted a code of ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any amendments to or waivers of a required provision of our code of ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina 27612.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

Each of Triangle SBIC and Triangle SBIC II, our wholly-owned subsidiaries, is licensed by the Small Business Administration to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC initially obtained its SBIC license on September 11, 2003. Triangle SBIC II obtained its SBIC license on May 10, 2010.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC has typically invested in senior and subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses and we intend to make similar investments through Triangle SBIC II.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after U.S. federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to three times the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2010, we had issued $121.9 million of SBA-guaranteed debentures, which had an annual weighted average interest rate of 5.96%. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA-guaranteed debentures that may be issued by a single SBIC was $150.0 million and $225.0 million for a group of SBICs under common control. On May 10, 2010, the SBA approved our application for an SBIC license for a new wholly owned subsidiary, Triangle SBIC II, which provides us with the capability to issue an additional $75.0 million of SBA-guaranteed debentures.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and such report must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take all actions necessary to ensure that we are in compliance therewith.

The Nasdaq Global Market Corporate Governance Regulations

The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except that we may sell shares of our common stock at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On May 5, 2010, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of May 4, 2011 or the date of our 2011 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock; however, we do not intend to issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, Attn: Institutional Trust & Custody, 214 North Tryon Street; 27th floor, Charlotte, NC 28202. The Bank of New York Mellon acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is BNY Mellon, Shareowner Services, PO Box 358035, Pittsburgh, PA, 15252-8035, telephone number: (866) 228-7201.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the years ended December 31, 2009, 2008 or 2007.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of the common stock offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm whose address is 4130 ParkLake Avenue, Suite 500, Raleigh NC 27612, has audited our financial statements and financial highlights at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, as set forth in their report. We have included our financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the common stock offered by this prospectus. The registration statement contains additional information about us and the common stock being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Triangle Capital Corporation

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements

Audited Financial Statements

Triangle Capital Corporation

Consolidated Balance Sheets

	March 31,	December 31,
	2010	2009
	(Unaudited)

ASSETS
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $154,460,897 and $143,239,223 at March 31, 2010 and December 31, 2009, respectively)	$149,994,248	$138,281,894
Affiliate investments (cost of $44,331,959 and $47,934,280 at March 31, 2010 and December 31, 2009, respectively)	39,467,209	45,735,905
Control investments (cost of $20,060,678 and $18,767,587 at March 31, 2010 and December 31, 2009, respectively)	21,015,301	17,300,171

Total investments at fair value	210,476,758	201,317,970
Cash and cash equivalents	43,272,690	55,200,421
Interest and fees receivable	1,240,315	676,961
Prepaid expenses and other current assets	349,163	286,790
Deferred financing fees	3,444,061	3,540,492
Property and equipment, net	23,188	28,666

Total assets	$258,806,175	$261,051,300

LIABILITIES
Accounts payable and accrued liabilities	$1,030,064	$2,222,177
Interest payable	595,868	2,333,952
Dividends payable	4,893,183	4,774,534
Taxes payable	31,933	59,178
Deferred revenue	37,500	75,000
Deferred income taxes	614,267	577,267
SBA guaranteed debentures payable	121,910,000	121,910,000

Total liabilities	129,112,815	131,952,108

NET ASSETS
Common stock, $0.001 par value per share (150,000,000 shares authorized, 11,934,594 and 11,702,511 shares issued and outstanding as of March 31, 2010 and December 31, 2009, respectively)	11,935	11,703
Additional paid-in capital	138,107,049	136,769,259
Investment income in excess of (less than) distributions	(81,945)	1,070,452
Accumulated realized gains on investments	647,364	448,164
Net unrealized depreciation of investments	(8,991,043)	(9,200,386)

Total net assets	129,693,360	129,099,192

Total liabilities and net assets	$258,806,175	$261,051,300

Net asset value per share	$10.87	$11.03

See accompanying notes.

Triangle Capital Corporation

Unaudited Consolidated Statements of Operations

	Three Months	Three Months
	Ended	Ended
	March 31, 2010	March 31, 2009

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$4,801,642	$4,191,620
Affiliate investments	1,030,596	931,836
Control investments	353,145	237,957

Total loan interest, fee and dividend income	6,185,383	5,361,413
Payment-in-kind interest income:
Non-Control / Non-Affiliate investments	827,601	819,942
Affiliate investments	262,677	174,261
Control investments	125,948	81,123

Total payment-in-kind interest income	1,216,226	1,075,326
Interest income from cash and cash equivalent investments	83,298	67,761

Total investment income	7,484,907	6,504,500

Expenses:
Interest expense	1,739,980	1,656,991
Amortization of deferred financing fees	96,431	90,661
General and administrative expenses	1,854,812	1,719,266

Total expenses	3,691,223	3,466,918

Net investment income	3,793,684	3,037,582
Realized gain on investments — Non-Control/Non-Affiliate	199,200	—
Net unrealized appreciation (depreciation) of investments	209,343	(3,605,144)

Total net gain (loss) on investments before income taxes	408,543	(3,605,144)
Provision for taxes	52,898	15,795

Net increase (decrease) in net assets resulting from operations	$4,149,329	$(583,357)

Net investment income per share — basic and diluted	$0.32	$0.43

Net increase (decrease) in net assets resulting from operations per share — basic and diluted	$0.35	$(0.08)

Dividends declared per common share	$0.41	$0.40

Distributions of capital gains declared per common share	$—	$0.05

Weighted average number of shares outstanding — basic and diluted	11,877,688	6,997,411

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Statements of Changes in Net Assets

						Net
				Investment	Accumulated	Unrealized
	Common Stock		Additional	Income	Realized	Appreciation	Total
	Number	Par	Paid In	in Excess of	Gains on	(Depreciation) of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2009	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163
Net investment income	—	—	—	3,037,582	—	—	3,037,582
Stock-based compensation	—	—	136,200	—	—	—	136,200
Net unrealized losses on investments	—	—	—	—	—	(3,605,144)	(3,605,144)
Provision for taxes	—	—	—	(15,795)	—	—	(15,795)
Dividends/distributions declared	—	—	—	(2,816,900)	(352,366)	—	(3,169,266)
Issuance of restricted stock	133,000	133	(133)	—	—	—	—
Forfeiture of restricted stock	(2,700)	(3)	3	—	—	—	—

Balance, March 31, 2009	7,047,663	$7,047	$87,972,856	$2,320,044	$4,129	$(2,495,336)	$87,808,740

				Investment	Accumulated	Net
	Common Stock		Additional	Income in	Realized	Unrealized	Total
	Number	Par	Paid In	Excess of (less than)	Gains on	Depreciation of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2010	11,702,511	$11,703	$136,769,259	$1,070,452	$448,164	$(9,200,386)	$129,099,192
Net investment income	—	—	—	3,793,684	—	—	3,793,684
Stock-based compensation	—	—	248,556	—	—	—	248,556
Net realized gain on investments	—	—	—	—	199,200	(179,200)	20,000
Net unrealized gains on investments	—	—	—	—	—	388,543	388,543
Provision for taxes	—	—	—	(52,898)	—	—	(52,898)
Dividends/distributions declared	100,046	100	1,215,461	(4,893,183)	—	—	(3,677,622)
Expenses related to public offerings of common stock	—	—	(2,255)	—	—	—	(2,255)
Issuance of restricted stock	142,499	142	(142)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(10,462)	(10)	(123,830)	—	—	—	(123,840)

Balance, March 31, 2010	11,934,594	$11,935	$138,107,049	$(81,945)	$647,364	$(8,991,043)	$129,693,360

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Statements of Cash Flows

	Three Months	Three Months
	Ended	Ended
	March 31, 2010	March 31, 2009

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,149,329	$(583,357)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(14,143,949)	(9,193,735)
Repayments received/sales of portfolio investments	6,520,580	2,246,284
Loan origination and other fees received	301,875	175,000
Net realized gain on investments	(199,200)	—
Net unrealized depreciation (appreciation) of investments	(246,344)	3,604,584
Deferred income taxes	37,000	560
Payment-in-kind interest accrued, net of payments received	(1,059,516)	(648,221)
Amortization of deferred financing fees	96,431	90,661
Recognition of loan origination and other fees	(215,033)	(184,906)
Accretion of loan discounts	(117,201)	(104,626)
Depreciation expense	5,478	5,571
Stock-based compensation	248,556	136,200
Changes in operating assets and liabilities:
Interest and fees receivable	(563,354)	211,203
Prepaid expenses	(62,373)	(199,720)
Accounts payable and accrued liabilities	(1,192,113)	(799,537)
Interest payable	(1,738,084)	(1,369,428)
Deferred revenue	(37,500)	—
Taxes payable	(27,245)	(30,436)

Net cash used in operating activities	(8,242,663)	(6,643,903)

Cash flows from financing activities:
Cash dividends paid	(3,558,973)	(2,764,780)
Cash distributions paid	—	(352,366)
Expenses related to public offerings	(2,255)	—
Common stock withheld for payroll taxes upon vesting of restricted stock	(123,840)	—

Net cash used in financing activities	(3,685,068)	(3,117,146)

Net decrease in cash and cash equivalents	(11,927,731)	(9,761,049)
Cash and cash equivalents, beginning of period	55,200,421	27,193,287

Cash and cash equivalents, end of period	$43,272,690	$17,432,238

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,478,064	$3,026,419

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Unaudited Consolidated Schedule of Investments
March 31, 2010

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)*	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,185,018	$3,185,018
		Subordinated Note-AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,968,934	1,968,934
		Common Stock-PHM (128,571 shares)		128,571	105,100
		Common Stock Warrants-AA (455 shares)		142,361	643,400

			5,219,177	5,424,884	5,902,452
American De-Rosa Lamparts, LLC and Hallmark Lighting (3%)*	Wholesale and Distribution	Subordinated Note (11.5% Cash, 3.75% PIK, Due 10/13)	9,203,983	8,251,190	3,985,700

			9,203,983	8,251,190	3,985,700
American Direct Marketing Resources, LLC (3%)*	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,188,639	4,122,062	4,122,062

			4,188,639	4,122,062	4,122,062
Assurance Operations Corporation (2%)*	Auto Components / Metal Fabrication	Senior Note (6% Cash, 8% PIK, Due 06/11)	2,533,680	2,083,680	2,083,680
		Common Stock (300 shares)		300,000	166,100

			2,533,680	2,383,680	2,249,780
Botanical Laboratories, Inc. (8%)*	Nutritional Supplement Manufacturing and Distribution	Senior Notes (14% Cash, Due 02/15)	10,500,000	9,762,900	9,762,900
		Common Unit Warrants (998,680 Units)		474,600	474,600

			10,500,000	10,237,500	10,237,500
CRS Reprocessing, LLC (4%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	5,270,385	5,148,155	5,148,155
		Common Unit Warrant (150 Units)		33,187	33,187

			5,270,385	5,181,342	5,181,342
CV Holdings, LLC (9%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,334,261	10,548,870	10,548,870
		Royalty rights		874,400	949,300

			11,334,261	11,423,270	11,498,170
Electronic Systems Protection, Inc. (3%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,136,518	3,113,089	2,888,901
		Senior Note (8.3% Cash, Due 01/14)	888,728	888,728	888,728
		Common Stock (500 shares)		285,000	96,600

			4,025,246	4,286,817	3,874,229
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	600,000

				4,833	600,000
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (11%-12.5% PIK, Due 04/11)	2,765,917	2,373,242	750,000
		Common Stock (370 shares)		369,624	—

			2,765,917	2,742,866	750,000
Frozen Specialties, Inc. (6%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,759,048	7,625,910	7,625,910

			7,759,048	7,625,910	7,625,910
Garden Fresh Restaurant Corp. (3%)*	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	778,800

			3,000,000	3,500,000	3,778,800

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	$3,696,132	$3,133,591	$1,817,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	124,073	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,820,205	3,337,005	1,937,000
Grindmaster-Cecilware Corp. (4%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,844,297	5,737,151	5,737,151

			5,844,297	5,737,151	5,737,151
Inland Pipe Rehabilitation Holding Company LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,329,114	7,329,114
		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,693,060	3,693,060
		Membership Interest Purchase Warrant (2.9)%		853,500	3,742,900

			11,858,641	11,875,674	14,765,074
Jenkins Service, LLC (7%)*	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	7,651,434	7,534,406	7,534,406
		Convertible Note (10%, Due 04/14)	1,375,000	1,344,342	1,344,342

			9,026,434	8,878,748	8,878,748
Library Systems & Services, LLC (1%)*	Municipal Business Services	Subordinated Note (12% Cash, Due 03/11)	1,000,000	979,277	979,277
		Common Stock Warrants (112 shares)		58,995	839,600

			1,000,000	1,038,272	1,818,877
Novolyte Technologies, Inc. (6%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,467,576	7,340,921	7,340,921
		Preferred Units (641 units)		640,818	592,500
		Common Units (24,522 units)		160,204	—

			7,467,576	8,141,943	7,933,421
Syrgis Holdings, Inc. (3%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,230,583	3,209,611	3,209,611
		Common Units (2,114 units)		1,000,000	665,300

			3,230,583	4,209,611	3,874,911
TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	8,000,000	7,595,281	7,595,281
		Warrant (263 shares)		276,100	281,400

			8,000,000	7,871,381	7,876,681
TrustHouse Services Group, Inc. (4%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,373,386	4,306,785	4,306,785
		Class A Units (1,495 units)		475,000	386,100
		Class B Units (79 units)		25,000	—

			4,373,386	4,806,785	4,692,885
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (4%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,641,748	4,641,748
		Common Units — RTIR (11 units)		200,000	—
		Common Stock Warrants — TIR (7 shares)		321,000	—

			5,000,000	5,162,748	4,641,748
Twin-Star International, Inc. (4%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,452,967	4,420,000
		Senior Note (4.25%, Due 04/13)	1,246,851	1,246,851	1,192,700

			5,746,851	5,699,818	5,612,700
Wholesale Floors, Inc. (3%)*	Commercial Services	Subordinated Note (12.5% Cash, 1.5% PIK, Due 06/14)	3,500,000	3,369,106	3,369,106
		Membership Interest Purchase Warrant (4.0)%		132,800	34,500

			3,500,000	3,501,906	3,403,606

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Yellowstone Landscape Group, Inc. (9%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	$11,379,409	$11,175,441	$11,175,441

			11,379,409	11,175,441	11,175,441
Zoom Systems (6%)*	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,032,711	7,840,060	7,840,060

			8,032,711	7,840,060	7,840,060

Subtotal Non-Control / Non-Affiliate Investments			154,080,429	154,460,897	149,994,248

Affiliate Investments:

Asset Point, LLC (4%)*	Asset Management Software Provider	Senior Note (12% Cash, 7% PIK, Due 03/13)	5,485,835	5,418,928	5,418,928
		Membership Units (10 units)		500,000	—

			5,485,835	5,918,928	5,418,928
Axxiom Manufacturing, Inc. (1%)*	Industrial Equipment Manufacturer	Common Stock (34,100 shares)		200,000	635,800
		Common Stock Warrant (1,000 shares)		—	18,600

				200,000	654,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (2%)*	Oil and Gas Services	Subordinated Note — Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,719,360	1,958,000
		Common Unit Warrants — Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units — Pine Street (200 units)		200,000	—
		Common Unit Warrants — Pine Street (2,220 units)		—	—

			3,800,000	3,952,960	1,958,000
Dyson Corporation (6%)*	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	6,000,000	5,904,530	5,904,530
		Class A Units (1,000,000 units)		1,000,000	2,394,200

			6,000,000	6,904,530	8,298,730
Equisales, LLC (6%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,613,204	6,551,866	6,551,866
		Class A Units (500,000 units)		500,000	1,440,500

			6,613,204	7,051,866	7,992,366
Flint Acquisition Corporation (3%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	3,350,600

				308,333	3,350,600
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,400

				563,602	641,400
Technology Crops International (4%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,134,137	5,040,785	5,040,785
		Common Units (50 Units)		500,000	500,000

			5,134,137	5,540,785	5,540,785

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Waste Recyclers Holdings, LLC (4%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	$4,276,511	$4,053,730	$4,053,730
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,956,523	5,671,070	1,558,270
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (985,372 Units)		985,372	—
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			10,233,034	13,890,955	5,612,000

Subtotal Affiliate Investments			37,266,210	44,331,959	39,467,209

Control Investments:

FCL Graphics, Inc. (3%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	1,561,337	1,557,366	1,476,300
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,014,241	2,009,067	1,905,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,265,134	2,994,804	1,065,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,840,712	6,561,237	4,447,100
Fischbein, LLC (12%)*	Packaging and Materials Handling Equipment	Subordinated Note (13% Cash, 5.5% PIK, Due 05/13)	7,700,590	7,601,845	7,601,845
	Manufacturer	Class A-1 Common Units (52.5% of Units)		558,140	1,290,000
		Class A Common Units (4,200,000 units)		4,200,000	6,536,900

			7,700,590	12,359,985	15,428,745
Weave Textiles, LLC (1%)*	Specialty Woven Fabrics Manufacturer	Senior Note (12% PIK, Due 01/11)	284,456	284,456	284,456
		Membership Units (425 units)		855,000	855,000

			284,456	1,139,456	1,139,456

Subtotal Control Investments			14,825,758	20,060,678	21,015,301

Total Investments, March 31, 2010(162%)*			$206,172,397	$218,853,534	$210,476,758

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Disclosures of interest rates on notes include cash interest rates and payment -in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2009

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

.Non-Control / Non-Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical,	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,173,098	$3,173,098
LLC (“PHM”) (5%)*		Subordinated Note-AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,965,757	1,965,757
		Common Stock-PHM (128,571 shares)		128,571	106,900
		Common Stock Warrants-AA (455 shares)		142,361	656,700

			5,219,177	5,409,787	5,902,455
American De-Rosa Lamparts, LLC and Hallmark Lighting (3%)*	Wholesale and Distribution	Subordinated Note (11.5% Cash, 3.75% PIK, Due 10/13)	8,861,819	8,244,709	3,893,299

			8,861,819	8,244,709	3,893,299
American Direct Marketing Resources, LLC (3%)*	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,157,458	4,088,475	4,088,475

			4,157,458	4,088,475	4,088,475
Art Headquarters, LLC (2%)*	Retail, Wholesale and Distribution	Subordinated Note (12% Cash, 2% PIK, Due 01/10)	2,116,822	2,116,822	2,116,822
		Membership unit warrants (15% of units (150 units))		40,800	220,000

			2,116,822	2,157,622	2,336,822
Assurance Operations Corporation (2%)*	Auto Components / Metal Fabrication	Senior Note (6% Cash, Due 06/11)	2,484,000	2,034,000	2,034,000
		Common Stock (300 shares)		300,000	—

			2,484,000	2,334,000	2,034,000
CRS Reprocessing, LLC (2%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	3,005,333	2,929,233	2,929,233
		Common Unit Warrant (107 Units)		23,600	23,600

			3,005,333	2,952,833	2,952,833
CV Holdings, LLC (9%)*	Specialty Healthcare Products	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,221,670	10,391,652	10,391,652
	Manufacturer	Royalty rights		874,400	949,300

			11,221,670	11,266,052	11,340,952
Electronic Systems Protection, Inc. (3%)*	Power Protection Systems Manufacturing	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	3,120,913	3,096,783	2,869,000
		Senior Note (8.3% Cash, Due 01/14)	895,953	895,953	895,953
		Common Stock (500 shares)		285,000	31,300

			4,016,866	4,277,736	3,796,253
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	572,300

				4,833	572,300
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (11%-12.5% PIK, Due 04/11)	2,765,917	2,369,744	750,000
		Common Stock (295 shares)		294,624	—

			2,765,917	2,664,368	750,000
Frozen Specialties, Inc. (6%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,662,863	7,523,924	7,523,924

			7,662,863	7,523,924	7,523,924
Garden Fresh Restaurant Corp. (3%)*	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	811,300

			3,000,000	3,500,000	3,811,300
Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,630,774	3,124,893	1,442,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	122,389	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,753,163	3,328,307	1,562,000
Grindmaster-Cecilware Corp. (4%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,800,791	5,689,665	5,689,665

			5,800,791	5,689,665	5,689,665
Inland Pipe Rehabilitation Holding Company LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,279,341	7,279,341
		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,699,679	3,699,679
		Membership Interest Purchase Warrant (2.9)%		853,500	3,742,900

			11,858,641	11,832,520	14,721,920

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Jenkins Service, LLC (7%)*	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	$7,515,221	$7,392,334	$7,392,334
		Convertible Note (10%, Due 04/14)	1,375,000	1,342,799	1,342,799

			8,890,221	8,735,133	8,735,133
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12% Cash, Due 03/11)	1,000,000	972,768	972,768
		Common Stock Warrants (112 shares)		58,995	1,242,800

			1,000,000	1,031,763	2,215,568
Novolyte Technologies, Inc.(6%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,366,289	7,230,970	7,230,970
		Preferred Units (600 units)		600,000	545,900
		Common Units (22,960 units)		150,000	—

			7,366,289	7,980,970	7,776,870
Syrgis Holdings, Inc. (3%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,337,740	3,314,933	3,314,933
		Common Units (2,114 units)		1,000,000	447,800

			3,337,740	4,314,933	3,762,733
TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	8,000,000	7,579,320	7,579,320
		Warrant (263 shares)		276,100	276,100

			8,000,000	7,855,420	7,855,420
TrustHouse Services Group, Inc. (4%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,351,628	4,282,621	4,282,621
		Class A Units (1,495 units)		475,000	409,700
		Class B Units (79 units)		25,000	—

			4,351,628	4,782,621	4,692,321
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (4%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,625,242	4,625,242
		Common Units RTIR (11 units)		200,000	8,000
		Common Stock Warrants - TIR (7 shares)		321,000	34,700

			5,000,000	5,146,242	4,667,942
Twin-Star International, Inc. (4%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,450,037	4,168,000
		Senior Note (4.29%, Due 04/13)	1,287,564	1,287,564	1,145,000

			5,787,564	5,737,601	5,313,000
Wholesale Floors, Inc. (3%)*	Commercial Services	Subordinated Note (12.5%Cash, 1.5% PIK, Due 06/14)	3,500,000	3,363,335	3,363,335
		Membership Interest Purchase Warrant (4.0)%		132,800	39,800

			3,500,000	3,496,135	3,403,135
Yellowstone Landscape Group, Inc. (9%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	11,294,699	11,080,907	11,080,907

			11,294,699	11,080,907	11,080,907
Zoom Systems (6%)*	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,002,667	7,802,667	7,802,667

			8,002,667	7,802,667	7,802,667

Subtotal Non-Control / Non-Affiliate Investments			142,455,328	143,239,223	138,281,894

Affiliate Investments:

Asset Point, LLC (4%)*	Asset Management Software Provider	Subordinated Note (12% Cash, 7% PIK, Due 03/13)	5,417,830	5,346,346	5,346,346
		Membership Units (10 units)		500,000	173,600

			5,417,830	5,846,346	5,519,946
Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment Manufacturer	Common Stock (34,100 shares)		200,000	542,400
		Common Stock Warrant (1,000 shares)		—	14,000

				200,000	556,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (1%)*	Oil and Gas Services	Subordinated Note -- Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,713,247	1,400,000
		Common Unit Warrants - Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units - Pine Street (200 units)		200,000	—
		Common Unit Warrants - Pine Street (2,220 units)		—	—

			3,800,000	3,946,847	1,400,000

		Type of	Principal		Fair
Portfolio Company	Industry	Investment (1)(2)	Amount	Cost	Value(3)

Dyson Corporation (10%)*	Custom Forging and Fastener Supplies	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	$10,000,000	$9,833,080	$9,833,080
		Class A Units (1,000,000 units)		1,000,000	2,634,700

			10,000,000	10,833,080	12,467,780
Equisales, LLC (6%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	6,547,511	6,479,476	6,479,476
		Class A Units (500,000 units)		500,000	1,375,700

			6,547,511	6,979,476	7,855,176
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	2,571,600

				308,333	2,571,600
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,300

				563,602	641,300
Technology Crops International (4%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,070,492	4,973,767	4,973,767
		Common Units (50 Units)		500,000	500,000

			5,070,492	5,473,767	5,473,767
Waste Recyclers Holdings, LLC (7%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	4,116,978	4,048,936	4,048,936
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,734,318	5,666,275	4,920,000
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (886,835 Units)		886,835	281,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			9,851,296	13,782,829	9,249,936

Subtotal Affiliate Investments			40,687,129	47,934,280	45,735,905

Control Investments:

FCL Graphics, Inc. (3%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	1,562,891	1,558,472	1,514,200
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,005,114	1,999,592	1,943,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,200,672	2,994,352	823,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,768,677	6,552,416	4,281,000
Fischbein, LLC (10%)*	Packaging and Materials Handling Equipment	Subordinated Note (12% Cash, 6.5% PIK, Due 05/13)	7,595,671	7,490,171	7,490,171
	Manufacturer	Class A-1 Common Units (52.5% of Units)		525,000	1,122,300
		Class A Common Units (4,200,000 units)		4,200,000	4,406,700

			7,595,671	12,215,171	13,019,171

Subtotal Control Investments			14,364,348	18,767,587	17,300,171

Total Investments, December 31, 2009(156%)*			$197,506,805	$209,941,090	$201,317,970

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Disclosures of interest rates on subordinated notes include cash interest rates and payment-in-kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements

1.	Organization, Basis of Presentation and Business

Organization

Triangle Capital Corporation and its wholly owned subsidiary, Triangle Mezzanine Fund LLLP (the “Fund”) (collectively, the “Company”) operate as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its board of directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation.

The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2009. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Issued Accounting Standards

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Disclosures (Topic 820). This update improves disclosure requirements related to Fair Value Measurements and Disclosures-Overall Subtopic (Subtopic 820-10) of the FASB Standards Codification, originally issued as FASB Statement No. 157, Fair Value Measurements. These improved disclosure requirements will provide a greater level of disaggregated information and more robust disclosures about valuation techniques and inputs to fair value measurements. The Company adopted these changes beginning with its financial statements for the quarter ended March 31, 2010. The adoption of these changes did not have a material impact on the Company’s financial position or results of operations.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

2.	Investments

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio
March 31, 2010:
Subordinated debt, Unitranche and 2nd lien notes	$186,649,538	85%	$171,383,096	82%
Senior debt	11,279,759	5	11,041,275	5
Equity shares	16,891,380	8	21,034,900	10
Equity warrants	3,158,457	2	6,068,187	3
Royalty rights	874,400	—	949,300	—

	$218,853,534	100%	$210,476,758	100%

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	—	949,300	—

	$209,941,090	100%	$201,317,970	100%

During the three months ended March 31, 2010, the Company made two new investments totaling approximately $11.6 million and five investments in existing portfolio companies totaling approximately $2.5 million. During the three months ended March 31, 2009, the Company made one new investment totaling $5.2 million and five investments in existing portfolio companies totaling approximately $4.0 million.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”). Under ASC Topic 820, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC TOPIC 820 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating, (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including but not limited to (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

The following table presents the Company’s financial instruments carried at fair value as of March 31, 2010 and December 31, 2009, on the consolidated balance sheet by ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at March 31, 2010

	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$210,476,758	$210,476,758

	$—	$—	$210,476,758	$210,476,758

	Fair Value at December 31, 2009

	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$201,317,970	$201,317,970

	$—	$—	$201,317,970	$201,317,970

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended March 31, 2010 and 2009:

	Three Months	Three Months
	Ended	Ended
	March 31, 2010	March 31, 2009

Fair value of portfolio, Beginning of Period	$201,317,970	$182,105,291
New investments	14,143,949	9,193,735
Loan origination fees received	(301,875)	(175,000)
Proceeds from sale of investment	(240,000)	—
Gain on sale of investment	199,200	—
Principal repayments received	(6,280,580)	(2,246,284)
Payment-in-kind interest earned	1,216,226	1,075,326
Payment-in-kind interest received	(156,710)	(427,105)
Accretion of loan discounts	117,201	104,626
Accretion of deferred loan origination revenue	215,033	184,906
Unrealized gains (losses) on investments	246,344	(3,604,584)

Fair value of portfolio, End of Period	$210,476,758	$186,210,911

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Unrealized gains on investments of $425,544 during the three months ended March 31, 2010 are related to portfolio company investments that were still held by the Company as of March 31, 2010. Unrealized losses on investments of $3,604,584 during the three months ended March 31, 2009 are related to portfolio company investments that are still held by the Company as of March 31, 2009.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2010, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 25% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2010. For the quarter ended March 31, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2009. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity — related securities from the borrower. The Company determines the cost basis of the warrants or other equity — related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity — related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the fair value of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non — Control/Non — Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex — dividend date.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when the respective prepayment or loan amendment occurs. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Payment-in-Kind Interest

The Company holds loans in its portfolio that contain a payment — in — kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

balance of the loan and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain the Company’s status as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as Amended (the “Code”), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Concentration of Credit Risk

The Company’s investees are generally lower middle — market companies in a variety of industries. At both March 31, 2010, and December 31, 2009, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

3.	Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.

In addition, the Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass — through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of qualifying investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass — through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of qualifying investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

For federal income tax purposes, the cost of investments owned at March 31, 2010 was approximately $220.6 million.

4.	Long – Term Debt

At both March 31, 2010 and December 31, 2009, the Company has the following debentures outstanding guaranteed by the SBA:

		Prioritized
		Return
Issuance/Pooling Date	Maturity Date	(Interest) Rate

September 22, 2004	September 1, 2014	5.539%	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000
March 28, 2007	March 1, 2017	6.231%	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000
September 24, 2008	September 1, 2018	6.580%	4,840,000
September 24, 2008	September 1, 2018	6.442%	46,060,000
March 25, 2009	March 1, 2019	5.337%	22,000,000
March 24, 2010	March 1, 2020	4.825%	6,800,000

			$121,910,000

Interest payments are payable semi — annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to three times the amount of its regulatory capital. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million. With $65.3 million of regulatory capital as of March 31, 2010, the Fund has the current capacity to issue up to the statutory maximum of $150.0 million of SBA guaranteed debentures. In addition, the Company has applied for a second SBIC license which application is currently being reviewed by the SBA. If approved, this license would provide the Company with the capability to issue an additional $75.0 million of SBA guaranteed debentures. In addition to a one — time 1.0% fee on the total commitment from the SBA, the Company also pays a one — time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of March 31, 2010, and December 31, 2009 were 5.963% and 5.772%, respectively. The weighted average interest rate as of December 31, 2009, included $115.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.03% and $6.8 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.41%. As of March 31, 2010, all SBA-guaranteed debentures have been pooled and assigned fixed rates.

5.	Equity-Based Compensation

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board of Directors (or compensation committee, if delegated administrative authority by the Board of Directors) may award stock options, restricted

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

stock or other stock based incentive awards to executive officers, employees and directors. Equity-based awards granted under the Plan to independent directors generally will vest over a one-year period and equity-based awards granted under the Plan to executive officers and employees generally will vest ratably over a four-year period.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

The following table presents information with respect to the Plan for the three months ended March 31, 2010 and 2009:

	Three Months Ended		Three Months Ended
	March 31, 2010		March 31, 2009

		Weighted-Average		Weighted-Average
	Number of	Grant-Date Fair	Number of	Grant-Date Fair
	Shares	Value per Share	Shares	Value per Share

Unvested shares, beginning of period	219,813	$10.76	110,800	$11.11
Shares granted during the period	142,499	$11.84	133,000	$10.62
Shares vested during the period	(33,247)	$10.62	—	$—

Unvested shares, end of period	329,065	$11.24	243,800	$10.84

In the three months ended March 31, 2010 and 2009, the Company recognized equity-based compensation expense of approximately $0.2 million and $0.1 million, respectively. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations.

As of March 31, 2010, there was approximately $3.2 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 2.9 years.

Triangle Capital Corporation

Notes to Unaudited Consolidated Financial Statements — (Continued)

6.	Financial Highlights

The following is a schedule of financial highlights for the three months ended March 31, 2010 and 2009:

	Three Months Ended March 31,
	2010	2009

Per share data:
Net asset value at beginning of period	$11.03	$13.22
Net investment income(1)	0.32	0.43
Net realized gain on investments(1)	0.02	—
Net unrealized appreciation (depreciation) on investments(1)	0.02	(0.51)

Total increase (decrease) from investment operations(1)	0.36	(0.08)
Cash dividends/distributions declared	(0.41)	(0.45)
Shares issued pursuant to Dividend Reinvestment Plan	0.10	—
Stock-based compensation	0.02	0.02
Income tax provision(1)	(0.01)	—
Grant of restricted shares	(0.13)	(0.24)
Other(2)	(0.09)	(0.01)

Net asset value at end of period	$10.87	$12.46

Market value at end of period(3)	$14.04	$7.68

Shares outstanding at end of period	11,934,594	7,047,663
Net assets at end of period	$129,693,360	$87,808,740
Average net assets	$131,333,496	$91,158,655
Ratio of operating expenses to average net assets (annualized)	11%	15%
Ratio of net investment income to average net assets (annualized)	12%	13%
Portfolio turnover ratio	3%	1%
Total Return(4)	20%	(20%)

(1)	Weighted average basic per share data.

(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)	Total return equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. Total return is not annualized.

7.	Subsequent Event

In April 2010, the Company invested $12.0 million in subordinated debt, convertible debt and warrants of Media Temple, Inc., a privately held, web hosting and virtualization service provider. Under the terms of the investments, Media Temple, Inc. will pay interest on the subordinated debt at a rate of 16% per annum and will pay interest on the convertible debt at a rate of 12% per annum.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Triangle Capital Corporation

We have audited the accompanying consolidated balance sheets of Triangle Capital Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets, and cash flows, and the consolidated financial highlights for each of the three years in the period ended December 31, 2009. We have also audited the accompanying combined financial highlights for each of the two years in the period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 and 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2009 and 2008, the consolidated results of its operations, changes in net assets, and its cash flows, and the consolidated financial highlights for each of the three years in the period ended December 31, 2009, and the combined financial highlights for each of the two years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Triangle Capital Corporation’s internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 10, 2010 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

Raleigh, North Carolina
March 10, 2010

Triangle Capital Corporation

Consolidated Balance Sheets

	December 31,
	2009	2008

ASSETS
Investments at fair value:
Non – Control / Non – Affiliate investments (cost of $143,239,223 and $138,413,589 at December 31, 2009 and 2008, respectively)	$138,281,894	$135,712,877
Affiliate investments (cost of $47,934,280 and $30,484,491 at December 31, 2009 and 2008, respectively)	45,735,905	33,894,556
Control investments (cost of $18,767,587 and $11,253,458 at December 31, 2009 and 2008, respectively)	17,300,171	12,497,858

Total investments at fair value	201,317,970	182,105,291
Cash and cash equivalents	55,200,421	27,193,287
Interest and fees receivable	676,961	679,828
Prepaid expenses and other current assets	286,790	95,325
Deferred financing fees	3,540,492	3,545,410
Property and equipment, net	28,666	48,020

Total assets	$261,051,300	$213,667,161

LIABILITIES AND NET ASSETS
Accounts payable and accrued liabilities	$2,222,177	$1,608,909
Interest payable	2,333,952	1,881,761
Dividends payable	4,774,534	2,766,945
Taxes payable	59,178	30,436
Deferred revenue	75,000	—
Deferred income taxes	577,267	843,947
SBA guaranteed debentures payable	121,910,000	115,110,000

Total liabilities	131,952,108	122,241,998

Net assets:
Common stock, $0.001 par value per share (150,000,000 shares authorized, 11,702,511 and 6,917,363 shares issued and outstanding as of December 31, 2009 and 2008, respectively)	11,703	6,917
Additional paid-in-capital	136,769,259	87,836,786
Investment income in excess of distributions	1,070,452	2,115,157
Accumulated realized gains on investments	448,164	356,495
Net unrealized appreciation (depreciation) of investments	(9,200,386)	1,109,808

Total net assets	129,099,192	91,425,163

Total liabilities and net assets	$261,051,300	$213,667,161

Net asset value per share	$11.03	$13.22

See accompanying notes.

Triangle Capital Corporation

Consolidated Statements of Operations

	Years Ended December 31,
	2009	2008	2007

Investment income:
Loan interest, fee and dividend income:
Non - Control / Non - Affiliate investments	$16,489,943	$12,381,411	$6,258,670
Affiliate investments	4,441,399	3,478,644	1,808,664
Control investments	1,142,764	1,434,687	1,323,876

Total loan interest, fee and dividend income	22,074,106	17,294,742	9,391,210
Paid - in - kind interest income:
Non - Control / Non - Affiliate investments	3,114,325	2,657,281	871,184
Affiliate investments	1,539,776	665,817	225,622
Control investments	420,718	438,688	424,308

Total paid - in - kind interest income	5,074,819	3,761,786	1,521,114
Interest income from cash and cash equivalent investments	613,057	302,970	1,823,519

Total investment income	27,761,982	21,359,498	12,735,843

Expenses:
Interest expense	6,900,591	4,227,851	2,073,311
Amortization of deferred financing fees	363,818	255,273	112,660
Management fees	—	—	232,423
General and administrative expenses	6,448,999	6,254,096	3,894,240

Total expenses	13,713,408	10,737,220	6,312,634

Net investment income	14,048,574	10,622,278	6,423,209
Net realized gain (loss) on investments — Non Control / Non -Affiliate	448,164	(1,393,139)	(759,634)
Net realized gain on investment — Affiliate	—	—	141,014
Net realized gain on investment — Control	—	2,828,747	—
Net unrealized appreciation (depreciation) of investments	(10,310,194)	(4,286,375)	3,061,107

Total net gain (loss) on investments before income taxes	(9,862,030)	(2,850,767)	2,442,487
Provision for taxes	149,841	133,010	52,598

Net increase in net assets resulting from operations	$4,036,703	$7,638,501	$8,813,098

Net investment income per share — basic and diluted	$1.63	$1.54	$0.95

Net increase in net assets resulting from operations per share — basic and diluted	$0.47	$1.11	$1.31

Dividends declared per common share	$1.62	$1.44	$0.98

Capital gains distributions declared per common share	$0.05	—	—

Weighted average number of shares outstanding — basic and diluted	8,593,143	6,877,669	6,728,733

See accompanying notes.

Triangle Capital Corporation

Statements of Changes in Net Assets

							Investment	Accumulated	Net
			Capital				Income	Realized	Unrealized
	General	Limited	Contribution	Common Stock		Additional	in Excess of	Gains	Appreciation	Total
	Partner’s	Partners’	Commitment	Number	Par	Paid In	(Less Than)	(Losses) on	(Depreciation) of	Net
	Capital	Capital	Receivable	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2007	$100	$21,250,000	$—	100	$—	$1,500	$1,570,135	$—	$2,335,076	$25,156,811
Public offering of common stock	—	—	—	4,770,000	4,770	64,723,267	—	—	—	64,728,037
Formation transactions	(100)	(21,250,000)	—	1,916,660	1,917	21,248,183	—	—	—	—
Net investment income	—	—	—	—	—	—	6,423,209	—	—	6,423,209
Realized gain (loss) on investments	—	—	—	—	—	—	—	(618,620)	1,111,306	492,686
Net unrealized gains on investments	—	—	—	—	—	—	—	—	1,949,801	1,949,801
Provision for income taxes	—	—	—	—	—	—	(52,598)	—	—	(52,598)
Return of capital and other tax related adjustments	—	—	—	—	—	(649,856)	649,856	—	—	—
Dividends declared	—	—	—	117,103	117	1,626,095	(6,631,758)	—	—	(5,005,546)
Tax distribution to partners	—	—	—	—	—	—	(220,047)	—	—	(220,047)

Balance, December 31, 2007	$—	$—	$—	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353
Net investment income	—	—	—	—	—	—	10,622,278	—	—	10,622,278
Stock-based compensation	—	—	—	—	—	275,311	—	—	—	275,311
Realized gain (loss) on investments	—	—	—	—	—	—	—	1,435,608	(1,269,437)	166,171
Net unrealized losses on investments	—	—	—	—	—	—	—	—	(3,016,938)	(3,016,938)
Provision for taxes	—	—	—	—	—	—	(133,010)	—	—	(133,010)
Return of capital and other tax related adjustments	—	—	—	—	—	612,399	(151,906)	(460,493)	—	—
Dividends declared	—	—	—	—	—	—	(9,961,002)	—	—	(9,961,002)
Issuance of restricted stock	—	—	—	113,500	113	(113)	—	—	—	—

Balance, December 31, 2008	$—	$—	$—	6,917,363	$6,917	$87,836,786	$2,115,157	$356,495	$1,109,808	$91,425,163
Net investment income	—	—	—	—	—	—	14,048,574	—	—	14,048,574
Stock-based compensation	—	—	—	—	—	701,601	—	—	—	701,601
Realized gain (loss) on investments	—	—	—	—	—	—	—	448,164	(157,316)	290,848
Net unrealized losses on investments	—	—	—	—	—	—	—	—	(10,152,878)	(10,152,878)
Provision for taxes	—	—	—	—	—	—	(149,841)	—	—	(149,841)
Return of capital and other tax related adjustments	—	—	—	—	—	(29,996)	34,125	(4,129)	—	—
Dividends/distributions declared	—	—	—	80,569	81	999,791	(14,977,563)	(352,366)	—	(14,330,057)
Public offerings of common stock	—	—	—	4,569,000	4,569	47,328,113	—	—	—	47,332,682
Issuance of restricted stock	—	—	—	144,812	145	(145)	—	—	—	—
Common stock withheld for payroll taxes upon vesting of restricted stock	—	—	—	(6,533)	(6)	(66,894)	—	—	—	(66,900)
Forfeiture of restricted stock	—	—	—	(2,700)	(3)	3	—	—	—	—

Balance, December 31, 2009	$—	$—	$—	11,702,511	$11,703	$136,769,259	$1,070,452	$448,164	$(9,200,386)	$129,099,192

See accompanying notes.

Triangle Capital Corporation

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2009	2008	2007

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,036,703	$7,638,501	$8,813,098
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(48,475,570)	(93,054,022)	(64,159,172)
Repayments received/sales of portfolio investments	21,431,698	20,968,397	10,470,803
Loan origination and other fees received	952,500	1,686,996	1,272,002
Net realized (gain) loss on investments	(448,164)	(1,435,608)	618,620
Net unrealized (appreciation) depreciation on investments	10,576,873	3,516,855	(4,821,366)
Deferred income taxes	(266,680)	769,519	1,760,259
Paid - in - kind interest accrued, net of payments received	(2,165,015)	(1,783,288)	(1,280,950)
Amortization of deferred financing fees	363,818	255,273	112,660
Recognition of loan origination and other fees	(663,506)	(515,289)	(677,615)
Accretion of loan discounts	(421,495)	(169,548)	(205,725)
Depreciation	22,548	16,681	7,814
Stock-based compensation	701,601	275,311	—
Changes in operating assets and liabilities:
Interest and fees receivable	2,867	(374,669)	(170,340)
Prepaid expenses and other current assets	(191,465)	(47,848)	(47,477)
Accounts payable and accrued liabilities	688,268	464,687	349,239
Interest payable	452,191	1,183,026	92,439
Taxes payable	28,742	(22,162)	52,598
Payable to Triangle Capital Partners, LLC	—	—	(30,000)

Net cash used in operating activities	(13,374,086)	(60,627,188)	(47,843,113)

Cash flows from investing activities:
Purchases of property and equipment	(3,194)	(30,535)	(41,980)

Net cash used in investing activities	(3,194)	(30,535)	(41,980)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	6,800,000	78,100,000	5,210,000
Financing fees paid	(358,900)	(2,801,524)	(126,342)
Proceeds from public offerings, net of expenses	47,332,682	—	64,728,037
Change in deferred offering costs	—	—	1,020,646
Common stock withheld for payroll taxes upon vesting of restricted stock	(66,900)	—	—
Cash dividends/distributions paid	(12,322,468)	(9,235,216)	(2,964,387)
Distribution to partners	—	—	(751,613)

Net cash provided by financing activities	41,384,414	66,063,260	67,116,341

Net increase (decrease) in cash and cash equivalents	28,007,134	5,405,537	19,231,248
Cash and cash equivalents, beginning of year	27,193,287	21,787,750	2,556,502

Cash and cash equivalents, end of year	$55,200,421	$27,193,287	$21,787,750

Supplemental Disclosure of cash flow information:
Cash paid for interest	$6,448,400	$3,044,825	$1,980,872

Summary of non-cash financing transactions:
Dividends declared but not paid	$4,774,534	$2,766,945	$2,041,159

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2009

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non - Control / Non - Affiliate Investments:
Ambient Air Corporation (“AA”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (5%)*	Specialty Trade Contractors	Subordinated Note-AA (12% Cash, 2% PIK, Due 03/11)	$3,236,386	$3,173,098	$3,173,098
		Subordinated Note-AA (14% Cash, 4% PIK, Due 03/11)	1,982,791	1,965,757	1,965,757
		Common Stock-PHM (128,571 shares)		128,571	106,900
		Common Stock Warrants-AA (455 shares)		142,361	656,700

			5,219,177	5,409,787	5,902,455
American De-Rosa Lamparts, LLC and Hallmark Lighting (3%)*	Wholesale and Distribution	Subordinated Note (11.5% Cash, 3.75% PIK, Due 10/13)	8,861,819	8,244,709	3,893,299

			8,861,819	8,244,709	3,893,299
American Direct Marketing Resources, LLC (3%)*	Direct Marketing Services	Subordinated Note (12% Cash, 3% PIK, Due 03/15)	4,157,458	4,088,475	4,088,475

			4,157,458	4,088,475	4,088,475
Art Headquarters, LLC (2%)*	Retail, Wholesale and Distribution	Subordinated Note (12% Cash, 2% PIK, Due 01/10)	2,116,822	2,116,822	2,116,822
		Membership unit warrants (15% of units (150 units))		40,800	220,000

			2,116,822	2,157,622	2,336,822
Assurance Operations Corporation (2%)*	Auto Components / Metal Fabrication	Senior Note (6% Cash, Due 06/11)	2,484,000	2,034,000	2,034,000
		Common Stock (300 shares)		300,000	—

			2,484,000	2,334,000	2,034,000
CRS Reprocessing, LLC (2%)*	Fluid Reprocessing Services	Subordinated Note (12% Cash, 2% PIK, Due 11/14)	3,005,333	2,929,233	2,929,233
		Common Unit Warrant (107 Units)		23,600	23,600

			3,005,333	2,952,833	2,952,833
CV Holdings, LLC (9%)*	Specialty Healthcare Products	Subordinated Note (12% Cash, 4% PIK, Due 09/13)	11,221,670	10,391,652	10,391,652
	Manufacturer	Royalty rights		874,400	949,300

			11,221,670	11,266,052	11,340,952

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Electronic Systems Protection, Inc. (3%)*	Power Protection Systems	Subordinated Note (12% Cash, 2% PIK, Due 12/15)	$3,120,913	$3,096,783	$2,869,000
	Manufacturing	Senior Note (8.3% Cash, Due 01/14)	895,953	895,953	895,953
		Common Stock (500 shares)		285,000	31,300

			4,016,866	4,277,736	3,796,253
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	572,300

				4,833	572,300
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (11%-12.5% PIK, Due 04/11)	2,765,917	2,369,744	750,000
		Common Stock (295 shares)		294,624	—

			2,765,917	2,664,368	750,000
Frozen Specialties, Inc. (6%)*	Frozen Foods Manufacturer	Subordinated Note (13% Cash, 5% PIK, Due 07/14)	7,662,863	7,523,924	7,523,924

			7,662,863	7,523,924	7,523,924
Garden Fresh Restaurant Corp. (3%)*	Restaurant	2nd Lien Note (7.8% Cash, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	811,300

			3,000,000	3,500,000	3,811,300
Gerli & Company (1%)*	Specialty Woven Fabrics Manufacturer	Subordinated Note (0.69% PIK, Due 08/11)	3,630,774	3,124,893	1,442,000
		Subordinated Note (6.25% Cash, 11.75% PIK, Due 08/11)	122,389	120,000	120,000
		Common Stock Warrants (56,559 shares)		83,414	—

			3,753,163	3,328,307	1,562,000
Grindmaster-Cecilware Corp. (4%)*	Food Services Equipment Manufacturer	Subordinated Note (11% Cash, 3% PIK, Due 03/15)	5,800,791	5,689,665	5,689,665

			5,800,791	5,689,665	5,689,665
Inland Pipe Rehabilitation Holding Company LLC (11%)*	Cleaning and Repair Services	Subordinated Note (14% Cash, Due 01/14)	8,108,641	7,279,341	7,279,341
		Subordinated Note (18% Cash, Due 01/14)	3,750,000	3,699,679	3,699,679
		Membership Interest Purchase Warrant (2.9)%		853,500	3,742,900

			11,858,641	11,832,520	14,721,920

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Jenkins Service, LLC (7%)*	Restoration Services	Subordinated Note (10.25% Cash, 7.25% PIK, Due 04/14)	$7,515,221	$7,392,334	$7,392,334
		Convertible Note (10%, Due 04/14)	1,375,000	1,342,799	1,342,799

			8,890,221	8,735,133	8,735,133
Library Systems & Services, LLC (2%)*	Municipal Business Services	Subordinated Note (12% Cash, Due 03/11)	1,000,000	972,768	972,768
		Common Stock Warrants (112 shares)		58,995	1,242,800

			1,000,000	1,031,763	2,215,568
Novolyte Technologies, Inc. (6%)*	Specialty Manufacturing	Subordinated Note (12% Cash, 5.5% PIK, Due 04/15)	7,366,289	7,230,970	7,230,970
		Preferred Units (600 units)		600,000	545,900
		Common Units (22,960 units)		150,000	—

			7,366,289	7,980,970	7,776,870
Syrgis Holdings, Inc. (3%)*	Specialty Chemical Manufacturer	Senior Notes (7.75%-10.75% Cash, Due 08/12-02/14)	3,337,740	3,314,933	3,314,933
		Common Units (2,114 units)		1,000,000	447,800

			3,337,740	4,314,933	3,762,733
TBG Anesthesia Management, LLC (6%)*	Physician Management Services	Senior Note (14% Cash, Due 11/14)	8,000,000	7,579,320	7,579,320
		Warrant (263 shares)		276,100	276,100

			8,000,000	7,855,420	7,855,420
TrustHouse Services Group, Inc. (4%)*	Food Management Services	Subordinated Note (12% Cash, 2% PIK, Due 09/15)	4,351,628	4,282,621	4,282,621
		Class A Units (1,495 units)		475,000	409,700
		Class B Units (79 units)		25,000	—

			4,351,628	4,782,621	4,692,321
Tulsa Inspection Resources, Inc. (“TIR”) and Regent TIR Partners, LLC (“RTIR”) (4%)*	Pipeline Inspection Services	Subordinated Note (14% Cash, Due 03/14)	5,000,000	4,625,242	4,625,242
		Common Units- RTIR (11 units)		200,000	8,000
		Common Stock Warrants- TIR (7 shares)		321,000	34,700

			5,000,000	5,146,242	4,667,942
Twin-Star International, Inc. (4%)*	Consumer Home Furnishings	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	4,500,000	4,450,037	4,168,000
	Manufacturer	Senior Note (4.29%, Due 04/13)	1,287,564	1,287,564	1,145,000

			5,787,564	5,737,601	5,313,000

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Wholesale Floors, Inc. (3%)*	Commercial Services	Subordinated Note (12.5%Cash, 1.5% PIK, Due 06/14)	$3,500,000	$3,363,335	$3,363,335
		Membership Interest Purchase Warrant (4.0)%		132,800	39,800

			3,500,000	3,496,135	3,403,135
Yellowstone Landscape Group, Inc. (9%)*	Landscaping Services	Subordinated Note (12% Cash, 3% PIK, Due 04/14)	11,294,699	11,080,907	11,080,907

			11,294,699	11,080,907	11,080,907
Zoom Systems (6%)*	Retail Kiosk Operator	Subordinated Note (12.5 Cash, 1.5% PIK, Due 12/14)	8,002,667	7,802,667	7,802,667

			8,002,667	7,802,667	7,802,667

Subtotal Non — Control / Non — Affiliate Investments			142,455,328	143,239,223	138,281,894
Affiliate Investments:
Asset Point, LLC (4%)*	Asset Management Software Provider	Subordinated Note (12% Cash, 7% PIK, Due 03/13)	5,417,830	5,346,346	5,346,346
		Membership Units (10 units)		500,000	173,600

			5,417,830	5,846,346	5,519,946
Axxiom Manufacturing, Inc. (0%)*	Industrial Equipment	Common Stock (34,100 shares)		200,000	542,400
	Manufacturer	Common Stock Warrant (1,000 shares)		—	14,000

				200,000	556,400
Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”)(4) (1%)*	Oil and Gas Services	Subordinated Note- Brantley Transportation (14% Cash, Due 12/12)	3,800,000	3,713,247	1,400,000
		Common Unit Warrants- Brantley Transportation (4,560 common units)		33,600	—
		Preferred Units-Pine Street (200 units)		200,000	—
		Common Unit Warrants- Pine Street (2,220 units)		—	—

			3,800,000	3,946,847	1,400,000
Dyson Corporation (10%)*	Custom Forging and Fastener	Subordinated Note (12% Cash, 3% PIK, Due 12/13)	10,000,000	9,833,080	9,833,080
	Supplies	Class A Units (1,000,000 units)		1,000,000	2,634,700

			10,000,000	10,833,080	12,467,780

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Equisales, LLC (6%)*	Energy Products and Services	Subordinated Note (13% Cash, 4% PIK, Due 04/12)	$6,547,511	$6,479,476	$6,479,476
		Class A Units (500,000 units)		500,000	1,375,700

			6,547,511	6,979,476	7,855,176
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	2,571,600

				308,333	2,571,600
Genapure Corporation (0%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	641,300

				563,602	641,300
Technology Crops International (4%)*	Supply Chain Management Services	Subordinated Note (12% Cash, 5% PIK, Due 03/15)	5,070,492	4,973,767	4,973,767
		Common Units (50 Units)		500,000	500,000

			5,070,492	5,473,767	5,473,767
Waste Recyclers Holdings, LLC (7%)*	Environmental and Facilities Services	Subordinated Note (8% Cash, 7.5% PIK, Due 08/13)	4,116,978	4,048,936	4,048,936
		Subordinated Note (3% Cash, 12.5% PIK, Due 08/13)	5,734,318	5,666,275	4,920,000
		Class A Preferred Units (300 Units)		2,251,100	—
		Class B Preferred Units (886,835 Units)		886,835	281,000
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	—
		Common Units (153,219 Units)		180,783	—

			9,851,296	13,782,829	9,249,936

Subtotal Affiliate Investments			40,687,129	47,934,280	45,735,905

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Control Investments:
FCL Graphics, Inc. (3%)*	Commercial Printing Services	Senior Note (3.76% Cash, 2% PIK, Due 9/11)	$1,562,891	$1,558,472	$1,514,200
		Senior Note (7.76% Cash, 2% PIK, Due 9/11)	2,005,114	1,999,592	1,943,800
		2nd Lien Note (2.76% Cash, 8% PIK, Due 12/11)	3,200,672	2,994,352	823,000
		Preferred Shares (35,000 shares)		—	—
		Common Shares (4,000 shares)		—	—
		Members Interests (3,839 Units)		—	—

			6,768,677	6,552,416	4,281,000
Fischbein, LLC (10%)*	Packaging and Materials Handling Equipment	Subordinated Note (12% Cash, 6.5% PIK, Due 05/13)	7,595,671	7,490,171	7,490,171
	Manufacturer	Class A-1 Common Units (52.5% of Units)		525,000	1,122,300
		Class A Common Units (4,200,000 units)		4,200,000	4,406,700

			7,595,671	12,215,171	13,019,171

Subtotal Control Investments			14,364,348	18,767,587	17,300,171

Total Investments, December 31, 2009(156%)*			$197,506,805	$209,941,090	$201,317,970

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Disclosures of interest rates on subordinated notes include cash interest rates and paid — in — kind (“PIK”) interest rates.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments
December 31, 2008

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Non - Control / Non - Affiliate Investments:
Ambient Air Corporation (“AAC”) and Peaden-Hobbs Mechanical, LLC (“PHM”) (6%)*	Specialty Trade Contractors	Subordinated Note- AAC (14%, Due 03/11)	$3,182,231	$3,074,633	$3,074,633
		Subordinated Note- AAC (18%, Due 03/11)	1,917,045	1,888,343	1,888,343
		Common Stock-PHM (126,634 shares)		126,634	126,634
		Common Stock Warrants-AAC (455 shares)		142,361	600,100

			5,099,276	5,231,971	5,689,710
American De-Rosa Lamparts, LLC and Hallmark Lighting (8%)*	Wholesale and Distribution	Subordinated Note (15.25%, Due 10/13)	8,208,166	8,064,571	6,894,500

			8,208,166	8,064,571	6,894,500
American Direct Marketing Resources, LLC (4%)*	Direct Marketing Services	Subordinated Note (15%, Due 03/15)	4,035,038	3,957,113	3,957,113

			4,035,038	3,957,113	3,957,113
APO Newco, LLC (3%)*	Commercial and Consumer	Subordinated Note (14%, Due 03/13)	1,993,336	1,907,664	1,907,664
	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	1,033,400

			1,993,336	1,932,864	2,941,064
ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,528,587	2,508,276	2,508,276

			2,528,587	2,508,276	2,508,276
Art Headquarters, LLC (3%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,333,488	2,309,951	2,309,951
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,333,488	2,350,751	2,309,951
Assurance Operations Corporation (4%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	4,026,884	3,985,742	3,261,800
		Common Stock (57 shares)		257,143	—

			4,026,884	4,242,885	3,261,800
CV Holdings, LLC (12%)*	Specialty Healthcare Products	Subordinated Note (16%, Due 09/13)	10,776,412	9,780,508	9,780,508
	Manufacturer	Royalty rights		874,400	874,400

			10,776,412	10,654,908	10,654,908
Cyrus Networks, LLC (8%)*	Data Center Services Provider	Senior Note (6%, Due 07/13)	5,539,867	5,524,881	5,524,881
		2nd Lien Note (9%, Due 01/14)	1,196,809	1,196,809	1,196,809
		Revolving Line of Credit (6)%	253,144	253,144	253,144

			6,989,820	6,974,834	6,974,834
DataPath, Inc. (0%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	—

				101,500	—

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Electronic Systems Protection, Inc. (5%)*	Power Protection Systems	Subordinated Note (14%, Due 12/15)	$3,059,267	$3,032,533	$3,032,533
	Manufacturing	Senior Note (6%, Due 01/14)	930,635	930,635	930,635
		Common Stock (500 shares)		285,000	285,000

			3,989,902	4,248,168	4,248,168
Energy Hardware Holdings, LLC (0%)*	Machined Parts Distribution	Voting Units (4,833 units)		4,833	292,300

				4,833	292,300
FCL Graphics, Inc. (8%)*	Commercial Printing Services	Senior Note (8%, Due 5/12)	1,669,200	1,663,083	1,663,083
		Senior Note (12%, Due 5/13)	2,000,000	1,993,191	1,993,191
		2nd Lien Note (18%, Due 11/13)	3,393,186	3,382,162	3,382,162

			7,062,386	7,038,436	7,038,436
Fire Sprinkler Systems, Inc. (1%)*	Specialty Trade Contractors	Subordinated Notes (12%, Due 04/11)	2,388,362	2,356,781	1,000,000
		Common Stock (283 shares)		282,905	11,719

			2,388,362	2,639,686	1,011,719
Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note (11%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	583,600

			3,000,000	3,500,000	3,583,600
Gerli & Company (2%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,161,439	3,092,786	1,865,000
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	—

			3,161,439	3,176,200	1,865,000
Inland Pipe Rehabilitation Holding Company LLC (10%)*	Cleaning and Repair Services	Subordinated Note (14%, Due 01/14)	8,095,149	7,422,265	7,422,265
		Membership Interest Purchase Warrant (2.5)%		563,300	1,407,300

			8,095,149	7,985,565	8,829,565
Jenkins Service, LLC (10%)*	Restoration Services	Subordinated Note (17.5%, Due 04/14)	8,411,172	8,266,277	8,266,277
		Convertible Note (10%, Due 04/14)	1,375,000	1,336,993	1,336,993

			9,786,172	9,603,270	9,603,270
Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,948,573	1,948,573
		Common Stock Warrants (112 shares)		58,995	802,500

			2,000,000	2,007,568	2,751,073

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Novolyte Technologies, Inc. (8%)*	Specialty Manufacturing	Subordinated Note (16%, Due 04/15)	$7,048,222	$6,880,696	$6,880,696
		Preferred Units (600 units)		600,000	600,000
		Common Units (22,960 units)		150,000	150,000

			7,048,222	7,630,696	7,630,696
Syrgis Holdings, Inc. (6%)*	Specialty Chemical Manufacturer	Senior Note (7%, Due 08/12-02/14)	4,632,500	4,602,773	4,602,773
		Common Units (2,114 units)		1,000,000	532,700

			4,632,500	5,602,773	5,135,473
TrustHouse Services Group, Inc. (5%)*	Food Management Services	Subordinated Note (14%, Due 09/15)	4,264,494	4,186,542	4,186,542
		Class A Units (1,495 units)		475,000	207,500
		Class B Units (79 units)		25,000	—

			4,264,494	4,686,542	4,394,042
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings	Subordinated Note (15%, Due 04/14)	4,500,000	4,439,137	4,439,137
	Manufacturer	Senior Note (8%, Due 04/13)	1,301,921	1,301,921	1,301,921

			5,801,921	5,741,058	5,741,058
Waste Recyclers Holdings, LLC (13%)*	Environmental and Facilities Services	Subordinated Note (15.5%, Due 08/13)	9,106,995	8,935,266	8,935,266
		Class A Preferred Units (300 Units)		2,251,100	2,251,100
		Common Unit Purchase Warrant (1,170,083 Units)		748,900	748,900
		Common Units (153,219 Units)		153,219	153,219

			9,106,995	12,088,485	12,088,485
Wholesale Floors, Inc. (4%)*	Commercial Services	Subordinated Note (14%, Due 06/14)	3,500,000	3,341,947	3,341,947
		Membership Interest Purchase Warrant (4.0)%		132,800	—

			3,500,000	3,474,747	3,341,947
Yellowstone Landscape Group, Inc. (14%)*	Landscaping Services	Subordinated Note (15%, Due 04/14)	13,261,710	12,965,889	12,965,889

			13,261,710	12,965,889	12,965,889

Subtotal Non — Control / Non — Affiliate Investments			133,090,259	138,413,589	135,712,877
Affiliate Investments:
Asset Point, LLC (6%)*	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	5,123,925	5,035,428	5,035,428
		Membership Units (10 units)		500,000	371,400

			5,123,925	5,535,428	5,406,828
Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment	Subordinated Note (14%, Due 01/11)	2,124,037	2,103,277	2,103,277
	Manufacturer	Common Stock (34,100 shares)		200,000	408,900
		Common Stock Warrant (1,000 shares)		—	10,600

			2,124,037	2,303,277	2,522,777

TRIANGLE CAPITAL CORPORATION

Consolidated Schedule of Investments — (Continued)

		Type of	Principal		Fair
Portfolio Company	Industry	Investment(1)(2)	Amount	Cost	Value(3)

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine	Oil and Gas Services	Subordinated Note- Brantley Transportation (14%, Due 12/12)	$3,800,000	$3,690,525	$3,690,525
Street”)(4) (4%)*		Common Unit Warrants- Brantley Transportation (4,560 common units)		33,600	41,800
		Preferred Units-Pine Street (200 units)		200,000	139,200
		Common Unit Warrants- Pine Street (2,220 units)		—	—

			3,800,000	3,924,125	3,871,525
Dyson Corporation (12%)*	Custom Forging and Fastener	Subordinated Note (15%, Due 12/13)	10,318,750	10,123,339	10,123,339
	Supplies	Class A Units (1,000,000 units)		1,000,000	964,700

			10,318,750	11,123,339	11,088,039
Equisales, LLC (9%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,319,315	6,226,387	6,226,387
		Class A Units (500,000 units)		500,000	2,322,400

			6,319,315	6,726,387	8,548,787
Flint Acquisition Corporation (2%)*	Specialty Chemical Manufacturer	Preferred Stock (9,875 shares)		308,333	1,984,500

				308,333	1,984,500
Genapure Corporation (1%)*	Lab Testing Services	Genapure Common Stock (5,594 shares)		563,602	472,100

				563,602	472,100

Subtotal Affiliate Investments			27,686,027	30,484,491	33,894,556
Control Investments:
Fischbein, LLC (14%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	7,184,066	7,053,458	7,053,458
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	5,444,400

			7,184,066	11,253,458	12,497,858

Subtotal Control Investments			7,184,066	11,253,458	12,497,858

Total Investments, December 31, 2008 (199%)*			$167,960,352	$180,151,538	$182,105,291

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non — income producing.

(2)	Interest rates on subordinated debt include cash interest rate and, where applicable, paid — in — kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC and its sole business purpose is its ownership of Brantley Transportation, LLC.

See accompanying notes.

Triangle Capital Corporation

Notes to Financial Statements

1.	Organization, Basis of Presentation and Summary of Significant Accounting Policies

Organization

Triangle Capital Corporation (the “Company”), was formed on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (the “Fund”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “IPO”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).

The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (SBIC) under the authority of the United States Small Business Administration (SBA). As a SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.

On February 21, 2007, concurrent with the closing of the IPO, the following formation transactions were consummated (the “Formation Transactions”):

•	The Company acquired 100% of the limited partnership interests in the Fund in exchange for approximately 1.9 million shares of the Company’s common stock. The Fund became a wholly owned subsidiary of the Company, retained its license under the authority of the United States Small Business Administrations (“SBA”) to operate as a Small Business Investment Company (“SBIC”) and continues to hold its existing investments and make new investments with the proceeds of the IPO; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between the Fund and Triangle Capital Partners, LLC was terminated.

The IPO consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the IPO, the Company had 6,686,760 common shares outstanding.

As a result of completion of the IPO and formation transactions, the Fund became a 100% wholly owned subsidiary of the Company. The General partner of the Fund is the New General Partner (which is wholly owned by the Company) and the limited partners of the Fund are the Company (99.9%) and the New General Partner (0.1%).

The Company currently operates as a closed - end, non - diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers under the supervision of its board of directors. The Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.

Basis of Presentation

The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The Formation Transactions discussed above involved an exchange of shares of the Company’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

(formerly Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination. All financial data and information included in these financial statements have been presented on the basis described above.

Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments

The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures (formerly SFAS No. 157, Fair Value Measurements (“ASC Topic 820”). Under ASC Topic 820, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company’s investment portfolio is comprised of debt and equity instruments of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.

Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment — in — kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made and the portfolio company’s anticipated results for the next twelve months of operations, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.

Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

For the quarter ended March 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2007. For the quarter ended June 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 28% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2007. For the quarter ended September 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2007. For the quarter ended December 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 23% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2007.

For the quarter ended March 31, 2008, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. For the quarter ended June 30, 2008, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 18% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2008. For the quarter ended September 30, 2008, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2008. For the quarter ended December 31, 2008, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

companies comprising approximately 34% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2008.

For the quarter ended March 31, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2009. For the quarter ended June 30, 2009, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 20% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2009. For the quarter ended September 30, 2009, the Company asked Duff & Phelps to perform the procedures on investments in seven portfolio companies comprising approximately 24% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2009. For the quarter ended December 31, 2009, the Company asked Duff & Phelps to perform the procedures on investments in eight portfolio companies comprising approximately 40% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2009.

Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants

When originating a debt security, the Company will sometimes receive warrants or other equity — related securities from the borrower. The Company determines the cost basis of the warrants or other equity — related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity — related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Investment Classification

In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non — Control/Non — Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.

Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash equivalents.

Deferred Financing Fees

Costs incurred to obtain long — term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.

Depreciation

Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated over an estimated useful life of three years.

Investment Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes, until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex — dividend date.

Payment in Kind Interest

The Company holds loans in its portfolio that contain a payment - in - kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

To maintain the Company’s status as a Regulated Investment Company, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing PIK interest income on that loan for financial reporting purposes until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Company writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible.

Fee Income

Loan origination, facility, commitment, consent and other advance fees received in connection with the origination of a loan are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

Management Fee

Prior to the consummation of the Formation Transactions, the Fund was managed by Triangle Capital Partners, LLC, a related party that was majority-owned by three members of the Company’s management, including the Company’s Chief Executive Officer. Triangle Capital Partners, LLC was entitled to a quarterly management fee, which was payable at an annual rate of 2.5% of total aggregate subscriptions of all institutional partners and capital available from the SBA. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax and limited partner expense were the responsibility of the Fund. The management fee for the year ended December 31, 2007 was $232,423. In conjunction with the consummation of the Formation Transactions in February 2007, the management agreement was terminated.

Income Taxes

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.

In addition, the company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass - through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass - through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

Segments

The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.

Concentration of Credit Risk

The Company’s investees are generally lower middle - market companies in a variety of industries. At both December 31, 2009 and 2008, there were no individual investments greater than 10% of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.

Public Offerings of Common Stock

On April 23, 2009, the Company filed a prospectus supplement pursuant to which 1,200,000 shares of common stock were offered for sale at a price to the public of $10.75 per share. Pursuant to this offering, all shares were sold and delivered on April 27, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $11,700,000. On May 27, 2009, pursuant to the exercise of an overallotment option granted in connection with the offering, the underwriters involved purchased an additional 80,000 shares of the Company’s common stock at the same public offering price, less underwriting discounts and commissions, resulting in net proceeds to the Company of approximately $800,000.

On August 7, 2009, the Company filed a prospectus supplement pursuant to which 1,300,000 shares of common stock were offered for sale at a price to the public of $10.42 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 195,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on August 12, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $14,600,000.

On December 8, 2009, the Company filed a prospectus supplement pursuant to which 1,560,000 shares of common stock were offered for sale at a price to the public of $12.00 per share. In addition, the underwriters involved were granted an overallotment option to purchase an additional 234,000 shares of the Company’s common stock at the same public offering price. Pursuant to this offering, all shares (including the overallotment option shares) were sold and delivered on December 11, 2009 resulting in net proceeds to the Company, after underwriting discounts and offering expenses, of approximately $20,200,000.

Dividends and Distributions

Dividends and distributions to common stockholders are approved by the Company’s Board of Directors and the dividend payable is recorded on the ex-dividend date.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, when the Company declares a dividend, stockholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.

On May 9, 2007, the Company declared a dividend of $0.15 per common share, payable on June 28, 2007 to stockholders of record on May 31, 2007. The total amount of the dividend was approximately $1.0 million, of which approximately $358,000 was paid in cash and approximately $645,000 was reinvested in new shares of the Company’s common stock. On August 8, 2007, the Company declared a dividend of $0.26 per common share, payable on September 27, 2007 to stockholders of record on August 30, 2007. The total amount of the dividend was approximately $1.75 million, of which approximately $769,000 was paid in cash and approximately $981,000 was reinvested in new shares of the Company’s common stock. On November 7, 2007, the Company declared a dividend of $0.27 per common share, payable on December 27, 2007 to stockholders of record on November 29, 2007. The total amount of the dividend was approximately $1.84 million, all of which was paid in cash. On December 14, 2007, the Company declared a dividend of $0.30 per common share, payable on January 28, 2008 to stockholders of record on December 31, 2007. The

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

total amount of the dividend was approximately $2.04 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2007.

On May 7, 2008, the Company declared a dividend of $0.31 per common share, payable on June 26, 2008 to stockholders of record on June 5, 2008. The total amount of the dividend was approximately $2.14 million, all of which was paid in cash. On July 21, 2008, the Company declared a dividend of $0.35 per common share, payable on September 4, 2008 to stockholders of record on August 14, 2008. The total amount of the dividend was approximately $2.42 million, all of which was paid in cash. On October 9, 2008, the Company declared a dividend of $0.38 per common share, payable on November 20, 2008 to stockholders of record on October 30, 2008. The total amount of the dividend was approximately $2.63 million, all of which was paid in cash. On December 7, 2008, the Company declared a dividend of $0.40 per common share, payable on January 6, 2009 to stockholders of record on December 23, 2008. The total amount of the dividend was approximately $2.77 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2008.

On February 1, 2009, the Company declared a capital gains distribution of $0.05 per common share, payable on March 13, 2009 to stockholders of record on February 27, 2009. The total amount of the distribution was approximately $0.35 million, all of which was paid in cash. On March 11, 2009, the Company declared a dividend of $0.40 per common share, payable on April 8, 2009 to stockholders of record on March 25, 2009. The total amount of the distribution was approximately $2.82 million, all of which was paid in cash. On June 16, 2009, the Company declared a dividend of $0.40 per common share, payable on July 23, 2009 to stockholders of record on July 9, 2009. The total amount of the distribution was approximately $3.33 million, all of which was paid in cash. On September 23, 2009, the Company declared a dividend of $0.41 per common share, payable on October 22, 2009 to stockholders of record on October 8, 2009. The total amount of the distribution was approximately $4.03 million, of which approximately $3.03 million was paid in cash and approximately $1.0 million was reinvested in new shares of the Company’s common stock. On December 1, 2009, the Company declared a dividend of $0.41 per common share, payable on January 5, 2010 to stockholders of record on December 22, 2009. The total amount of the distribution was approximately $4.80 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2009.

Allocations and Distributions of the Fund

During 2006, the Fund recorded a partners distribution payable of $531,566 to the former General Partner, which was distributed in the first quarter of 2007. In addition, in the second quarter of 2007, the Fund distributed $220,047 in cash to the former General Partner and former limited partners of the Fund.

Per Share Amounts

Per share amounts included in the Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding, diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.

Recently Issued Accounting Standards

In June 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position EITF 03-06-1, Determining Whether Instruments Granted in Share-based Payment Transactions are Participating Securities,” which was subsequently incorporated into ASC Topic 260 - Earnings Per Share. The June 2008 guidance requires companies to include unvested share-based payment awards that contain non-forfeitable rights to dividends in the computation of earnings per share pursuant to the two-class method. In

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

effect, this standard requires companies to report basic and diluted earnings per share in two broad categories. First, companies must report basic and diluted earnings per share associated with the unvested share-based payments with non-forfeitable dividend rights. Second, companies must report separately basic and diluted earnings per share for their remaining common stock. This standard was effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. The Company adopted this standard beginning with its financial statements for the quarter ended March 31, 2009. As required, the Company applied this standard retroactively to all reported periods. The Company’s adoption of this standard did not have a material impact on its financial position or results of operations.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events, which was later codified as FASB ASC Topic 855, Subsequent Events (“ASC Topic 855”). ASC Topic 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC Topic 855 is effective for interim periods or fiscal years ending after June 15, 2009. The Company’s adoption of ASC Topic 855 did not have a material effect on its financial position or results of operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles -a replacement of FASB Statement No. 162 (“SFAS 168”). The Codification will become the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 only impacted the Company’s disclosures regarding Codification references.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

2.	Investments

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

December 31, 2009:
Subordinated debt, Unitranche and 2nd lien notes	$179,482,425	86%	$166,087,684	83%
Senior debt	11,090,514	5	10,847,886	5
Equity shares	15,778,681	8	17,182,500	9
Equity warrants	2,715,070	1	6,250,600	3
Royalty rights	874,400	—	949,300	—

	$209,941,090	100%	$201,317,970	100%

December 31, 2008:
Subordinated debt, Unitranche and 2nd lien notes	$147,493,871	82%	$143,015,291	79%
Senior debt	16,269,628	9	16,269,628	9
Equity shares	13,684,269	8	17,301,372	9
Equity warrants	1,829,370	1	4,644,600	3
Royalty rights	874,400	—	874,400	—

	$180,151,538	100%	$182,105,291	100%

During the year ended December 31, 2009, the Company made seven new investments totaling $43.0 million, additional debt investments in three existing portfolio companies totaling $4.1 million and five additional equity investments in existing portfolio companies totaling approximately $1.4 million. During the year ended December 31, 2008, the Company made twelve new investments totaling $91.0 million, additional debt investments in an existing portfolio company of $1.9 million and four additional equity investments in existing portfolio companies totaling approximately $0.2 million. During the year ended December 31, 2007, the Company made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million.

The following table presents the Company’s financial instruments carried at fair value as of December 31, 2009 and 2008, on the consolidated balance sheet by ASC Topic 820 valuation hierarchy, as previously described:

	Fair Value at December 31, 2009
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$201,317,970	$201,317,970

	$—	$—	$201,317,970	$201,317,970

	Fair Value at December 31, 2008
	Level 1	Level 2	Level 3	Total

Portfolio company investments	$—	$—	$182,105,291	$182,105,291

	$—	$—	$182,105,291	$182,105,291

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2009 and 2008:

	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Fair value of portfolio, beginning of period	$182,105,291	$113,036,240
New investments	48,475,570	93,054,022
Proceeds from sales of investments	(1,888,384)	(3,631,876)
Loan origination fees received	(952,500)	(1,686,996)
Principal repayments received	(19,543,314)	(17,336,521)
Payment in kind interest earned	5,074,819	3,761,786
Payment in kind interest payments received	(2,909,804)	(1,978,498)
Accretion of loan discounts	421,495	169,548
Accretion of deferred loan origination revenue	663,506	484,664
Realized gains on investments	448,164	1,435,608
Unrealized losses on investments	(10,576,873)	(5,202,686)

Fair value of portfolio, end of period	$201,317,970	$182,105,291

All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Pre-tax net unrealized losses on investments of $10.7 million during the year ended December 31, 2009 are related to portfolio company investments that are still held by the Company as of December 31, 2009. Pre-tax net unrealized losses on investments of $0.8 million during the year ended December 31, 2008 are related to portfolio company investments that are still held by the Company as of December 31, 2008.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

3.	Long – Term Debt

The Company has the following debentures outstanding guaranteed by the SBA:

			December 31,	December 31,
Issuance/Pooling Date	Maturity Date	Interest Rate	2009	2008

September 22, 2004	September 1, 2014	5.539%	$8,700,000	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
February 1, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000	6,410,000
March 27, 2008	September 1, 2018	6.580%	4,840,000	4,840,000
April 11, 2008	September 1, 2018	6.442%	9,400,000	9,400,000
April 28, 2008	September 1, 2018	6.442%	15,160,000	15,160,000
May 29, 2008	September 1, 2018	6.442%	5,000,000	5,000,000
May 29, 2008	September 1, 2018	6.442%	5,000,000	5,000,000
June 11, 2008	September 1, 2018	6.442%	5,000,000	5,000,000
June 24, 2008	September 1, 2018	6.442%	2,500,000	2,500,000
August 28, 2008	September 1, 2018	6.442%	1,000,000	1,000,000
August 28, 2008	September 1, 2018	6.442%	2,000,000	2,000,000
August 28, 2008	September 1, 2018	6.442%	1,000,000	1,000,000
October 24, 2008	March 1, 2019	5.337%	4,000,000	4,000,000
October 28, 2008	March 1, 2019	5.337%	4,000,000	4,000,000
October 31, 2008	March 1, 2019	5.337%	4,000,000	4,000,000
October 31, 2008	March 1, 2019	5.337%	4,000,000	4,000,000
November 4, 2008	March 1, 2019	5.337%	4,000,000	4,000,000
November 4, 2008	March 1, 2019	5.337%	2,000,000	2,000,000
November 9, 2009	March 1, 2020	1.409%	4,000,000	—
November 9, 2009	March 1, 2020	1.409%	2,800,000	—

			$121,910,000	$115,110,000

Interest payments are payable semi – annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.

Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to three times the amount of its regulatory capital. As of December 31, 2009, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million. With $65.3 million of regulatory capital as of December 31, 2009, the Fund has the current capacity to issue up to the statutory maximum of $150.0 million of SBA guaranteed debentures. In addition, the Company has applied for a second SBIC license which application is currently being reviewed by the SBA. If approved, this license would provide the Company with the capability to issue an additional $75.0 million of SBA-guaranteed debentures. In addition to the one — time 1.0% fee on the total commitment from the SBA, the Company also pays a one — time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of December 31, 2009 and December 31, 2008 were 5.772% and 5.811%, respectively. The weighted average

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

interest rate as of December 31, 2009 includes $115.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.03% and $6.8 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 1.41%. The weighted average interest rate as of December 31, 2008 includes $93.1 million of pooled SBA-guaranteed debentures with a weighted average fixed interest rate of 6.19% and $22.0 million of unpooled SBA-guaranteed debentures with a weighted average interim interest rate of 4.19%.

4.	Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains. The Company met its minimum distribution requirements for 2009, 2008 and 2007 and continually monitors its distribution requirements with the goal of ensuring compliance with the Code.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2009, 2008 and 2007, the Company reclassified for book purposes

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

amounts arising from permanent book/tax differences primarily related to differences in the tax basis and book basis of investments sold and non-deductible taxes paid during the year as follows:

Year Ended December 31, 2009:
Additional paid-in capital	$(29,996)
Investment income in excess of distributions	$34,125
Accumulated realized gains on investments	$(4,129)
Year Ended December 31, 2008:
Additional paid-in capital	$612,399
Investment income in excess of distributions	$(151,906)
Accumulated realized gains on investments	$(460,493)
Year Ended December 31, 2007:
Investment income in excess of distributions	$649,856
Additional paid-in capital	$(649,856)

In addition, the Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. When LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2009, 2008 and 2007 was as follows:

Year Ended December 31, 2009:
Ordinary income(a)	$14,614,821
Distributions of long-term capital gains	356,495

Distributions on a Tax Basis	$14,971,316

Year Ended December 31, 2008:
Ordinary income(a)	$9,817,002

Distributions on a Tax Basis	$9,817,002

Year Ended December 31, 2007:
Ordinary income(a)	$5,993,469

Distributions on a Tax Basis	$5,993,469

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

For federal income tax purposes, the cost of investments owned at December 31, 2009 and 2008 was approximately $211.2 and $181.2 million, respectively.

At December 31, 2009, 2008 and 2007, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to depreciation expense, stock-based compensation, accruals of defaulted debt investment interest and the tax treatment of certain partnership investments, as follows:

December 31, 2009:
Undistributed net investment income	$1,344,215
Accumulated Capital Gains	448,164
Other permanent differences relating to the Company’s Formation	1,975,543
Other temporary differences	(1,001,062)
Unrealized Depreciation	(10,448,630)

Components of Distributable Earnings at December, 31, 2009	$(7,681,770)

December 31, 2008:
Undistributed net investment income	$634,803
Accumulated Capital Gains	356,495
Other permanent differences relating to the Company’s Formation	1,975,543
Other temporary differences	(317,111)
Unrealized Appreciation	931,730

Components of Distributable Earnings at December, 31, 2008	$3,581,460

December 31, 2007:
Accumulated Capital Losses	$(618,620)
Other permanent differences relating to the Company’s Formation	1,834,692
Other temporary differences	34,166
Unrealized Appreciation	5,266,122

Components of Distributable Earnings at December, 31, 2007	$6,516,360

During 2008, the Company utilized net capital loss carryforwards of $618,620.

5.	Equity Compensation Plan

The Company’s Board of Directors and stockholders have approved the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”), under which there are 900,000 shares of the Company’s Common Stock authorized for issuance. Under the Plan, the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors. The terms of equity-based awards granted under the Plan generally will vest ratably over one- to four-year periods.

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation (former Statement of Accounting Standards No. 123R, Share-Based Payment). Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize this fair value to compensation expense over the requisite service period or vesting term.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

On May 7, 2008, the Company’s Board of Directors granted 113,500 restricted shares of our common stock to certain employees and independent directors. These restricted shares had a total grant date fair value of approximately $1.3 million, which will be expensed on a straight-line basis over each respective award’s vesting period.

On February 4, 2009, the Company’s Board of Directors granted 133,000 restricted shares of our common stock to certain employees. These restricted shares had a total grant date fair value of approximately $1.4 million, which will be expensed on a straight-line basis over each respective award’s vesting period. In addition, on May 6, 2009, the Company’s Board of Directors granted 11,812 restricted shares of our common stock to its independent directors. These restricted shares had a total grant date fair value of approximately $0.1 million, which will be expensed on a straight-line basis over a one-year period ending May 6, 2010.

In the years ended December 31, 2009 and 2008, the Company recognized equity-based compensation expense of approximately $0.7 million and $0.3 million, respectively. This expense is included in general and administrative expenses in the Company’s consolidated statements of operations. As of December 31, 2009, the Company has a total of 219,813 restricted shares outstanding.

As of December 31, 2009, there was approximately $1.8 million of total unrecognized compensation cost, related to the Company’s non-vested restricted shares. This cost is expected to be recognized over a weighted-average period of approximately 2.7 years.

6.	Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2009 was approximately $4.3 million. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

The Company’s headquarters is leased under an agreement that expires on December 31, 2013. Rent expense for the years ended December 31, 2009, 2008 and 2007 was approximately $282,000, $122,000 and $98,000, respectively, and the rent commitment for the four years ending December 31, 2013 are as follows: 2010 - $281,409, 2011 - $287,805, 2012 - $294,531, 2013 - $301,368.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

7.	Financial Highlights

	Year Ended December 31,
	2009	2008	2007	2006(1)	2005(1)
	(Consolidated)	(Consolidated)	(Consolidated)	(Combined)	(Combined)

Per share data:
Net asset value at beginning of period	$13.22	$13.74	$13.44	N/A	N/A
Net investment income(2)	1.63	1.54	0.96	N/A	N/A
Net realized gain (loss) on investments(2)	0.05	0.21	(0.09)	N/A	N/A
Net unrealized appreciation (depreciation) on investments(2)	(1.20)	(0.62)	0.45	N/A	N/A

Total increase from investment operations(2)	0.48	1.13	1.32	N/A	N/A
Cash dividends/distributions declared	(1.67)	(1.44)	(0.98)	N/A	N/A
Common stock offerings	(0.53)	—	—	N/A	N/A
Stock-based compensation(2)	0.08	0.04	—	N/A	N/A
Shares issued pursuant to Dividend Reinvestment Plan	0.10	—	0.24	N/A	N/A
Distribution to partners(2)	—	—	(0.03)	N/A	N/A
Income tax provision(2)	(0.02)	(0.02)	(0.01)	N/A	N/A
Other(3)	(0.63)	(0.23)	(0.24)	N/A	N/A

Net asset value at end of period	$11.03	$13.22	$13.74	N/A	N/A

Market value at end of period(4)	$12.09	$10.20	$12.40	N/A	N/A

Shares outstanding at end of period	11,702,511	6,917,363	6,803,863	N/A	N/A
Net assets at end of period	$129,099,192	$91,514,982	$93,472,353	$25,156,811	$11,364,547
Average net assets(5)	$98,085,844	$94,584,281	$92,765,399	$20,447,456	$7,654,010
Ratio of total operating expenses to average net assets	14%	11%	7%	18%	43%
Ratio of net investment income to average net assets	14%	11%	7%	15%	35%
Ratio of total capital called to total capital commitments	N/A	N/A	N/A	100%	50%
Portfolio turnover ratio	12%	13%	13%	7%	39%
Total return(6)	35%	(6)%	(11)%	18%	4%

(1)	Per share data for the years ended December 31, 2006 and 2005 is not presented as there were no shares of Triangle Capital Corporation outstanding during the period.

(2)	Weighted average basic per share data.

(3)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(4)	Represents the closing price of the Company’s common stock on the last day of the period.

Triangle Capital Corporation

Notes to Financial Statements — (Continued)

(5)	Average net assets for the year ended December 31, 2007 are presented as if the IPO and Formation Transactions had occurred on January 1, 2007. See Note 1 for a further description of the basis of presentation of the Company’s financial statements.

(6)	The total return for the years ended December 31, 2009 and 2008 equals the change in the market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock at the beginning of the period. The total return for the year ended December 31, 2007 equals the change in the market value of the Company’s common stock from the IPO price of $15.00 per share plus dividends declared per share during the period, divided by the IPO price. Total return is not annualized.

8.	Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2009. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009

Total investment income	$6,504,500	$6,576,403	$7,096,643	$7,584,436
Net investment income	3,037,582	3,249,297	3,717,857	4,043,838
Net increase (decrease) in net assets resulting from operations	(583,357)	(2,851,857)	(778,659)	8,250,576
Net investment income per share	$0.43	$0.41	$0.41	$0.39

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2008	2008	2008	2008

Total investment income	$3,863,984	$5,020,091	$5,869,637	$6,605,786
Net investment income	1,913,695	2,542,442	3,211,706	2,954,435
Net increase in net assets resulting from operations	765,391	2,848,507	2,476,346	1,548,257
Net investment income per share	$0.28	$0.37	$0.46	$0.43

9.	Subsequent Events

On February 4, 2010, the Company’s Board of Directors granted 142,499 restricted shares of our common stock to certain employees. These restricted shares had a total grant date fair value of approximately $1.7 million, which will be expensed on a straight-line basis over each respective award’s vesting period.

On February 24, 2010, the Company invested $10.5 million in subordinated debt and warrants of Botanical Labs, a manufacturer of natural health supplements. Under the terms of the investment, Botanical Labs will pay interest on the subordinated debt at a rate of 14% per annum.

2,500,000 Shares

Common Stock

PROSPECTUS

Morgan Keegan

Baird	BB&T Capital Markets
A Division of Scott & Stringfellow, LLC

Janney Montgomery Scott         JMP Securities

The date of this prospectus supplement is February  , 2011.